[LOGO OF EATON VANCE   Investing
MUTUAL FUNDS           for the
APPEARS HERE]          21st                                     EDUCATION
                       Century                 [PHOTO OF BUILDING APPEARS HERE]





Annual Report September 30, 1997

[PHOTO OF HIGHWAY APPEARS HERE]



                                  EATON VANCE

                                   MUNICIPALS                         California

                                     TRUST                               Florida

                                                                   Massachusetts

                                  TRADITIONAL                        Mississippi

                    Global Management - Global Distribution             New York

                                                                            Ohio

                                                                    Rhode Island

[PHOTO OF BRIDGE APPEARS HERE]                                     West Virginia

EV Traditional Municipals Funds as of September 30, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market continued to respond favorably in 1997 to an economic climate of solid growth yet low inflation. Gross domestic product (GDP), a widely-used measure of economic performance, grew 4.9% in the first quarter, 3.3% in the second, and 3.5% in the third. However, inflation remained in the 2-to-3% range due to higher productivity brought on by technology and an increase in global competition. While the Federal Reserve elected to raise the Fed Funds Rate -- the primary short-term interest rate benchmark -- 0.25% to 5.5% in March, it has since maintained a stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* -- an unmanaged index of municipal bonds -- rising 9.0% during the year ended September 30, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.25% level at September 30. At that level, municipal yields represent 82% of 30-year Treasury yields, making them an attractive option for investors.

*It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Effective November 24, 1997, Thomas J. Fetter will be the Portfolio Manager for the New York Municipals Portfolio, and Robert B. MacIntosh will be the Portfolio Manager for the Rhode Island Municipals Portfolio. Mr. Fetter and Mr. MacIntosh are both Vice Presidents of Eaton Vance Management and Boston Management and Research, and both also manage other Eaton Vance municipal portfolios.
--------------------------------------------------------------------------------





Municipal Bond yield 82% of Treasury yields

        5.25%                                       8.20%
30-year AAA rated                        Taxable equivalent yield
General Obligation (GO) Bonds*              in 36% tax bracket

        6.40%
30 Year Treasury Bond

Principal and interest payments of treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of September 30, 1997.

Past performance is no guarantee of future results.

Source: Bloomberg, LP

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, Congress and the Clinton Administration agreed to balance the budget by 2002. This would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, the marginal tax rates of many taxpayers remain high. For them, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features equities, bonds, and cash. The stock market has shown higher-than-normal volatility this year, capped by steep price declines in late October. Following three years of stock market outperformance, we believe investors should consider reallocating a portion of their portfolios to bonds to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income.


                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter,
                                       President
                                       November 10, 1997

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional California Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . 1997 has been another good year for California's economy. Strength continues in the construction, services and manufacturing sectors, which had second quarter growth of 7.8%, 4.7%, and 2.1%, respectively.

 . The second quarter of 1997 brought improvements in the labor market. In June, the state unemployment rate stood at 6.2%, the lowest since September, 1990. Nonfarm employment in the second quarter increased 1.5% from the first quarter and 3.2% from the second quarter of 1996.

 . Computer software, a $120 billion global industry, has been a tremendous boon to the California economy. California is the nation's leading employer in this industry, commanding 20% of the estimated 600,000 jobs nationwide. The motion picture industry has also showed tremendous growth, doubling in the past ten years to 200,000 jobs.

Management Update
--------------------------------------------------------------------------------
 . In California, we have added yield with some lower rated and non-rated bonds, which our analysts have scrutinized and found to be sound credits. On the performance side, we have bought large, high-rated and very liquid bonds.
   This "barbell" approach enhances the Fund's performance in varying market conditions.

 . California's economy has improved tremendously over the past several years, with less exclusive reliance on the defense and high technology sectors, and a much more diverse base, including services and banking. We traded out of some GOs, which had appreciated due to the strengthening economy, and acquired some insured issues, with very little sacrifice in yield.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 11.1%./1/This return resulted from an increase in net asset value per share to $10.90 on September 30, 1997 from $10.38 on September 30, 1996, and the reinvestment of $0.593 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.90 per share, the Fund's distribution rate on September 30, 1997 was 5.37%./3/ The SEC 30-day yield on that date was 4.71%./4/

 . To equal 5.37% in a taxable investment, a couple in the 41.95% combined federal and state tax bracket would need a yield of 9.25%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Pasadena 1993 Refunding Certificates of Participation-Pasadena Civic Improvement Corporation

                                      [PICTURE OF FEDERAL BUILDING APPEARS HERE]

 . The income from these certificates is derived from two separate parking facilities in the City of Pasadena, California. One facility, located at 33 East Green Street, consists of a six-level parking structure with 930 spaces and 9,000 square feet of restaurant and retail space. The other, located at 39 South Delacey Avenue, is also a six-level structure with 516 spaces and 6,000 square feet of restaurant space.

 . The certificates represent a sound credit risk, backed by a predictable source of income, and they help shore up the performance component of the Fund.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/27/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                11.1%
Life of Fund (5/27/94)                   8.8

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                 5.8%
Life of Fund (5/27/94)                   7.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*.
From May 31, 1994 through September 30, 1997.

                           [LINE GRAPH APPEARS HERE]

                     EV Traditional                 Lehman Brothers
                      California                   7-year Municipals
  Date              Municipals Fund   Fund/Off Pr     Bond Index
  ----              ---------------   -----------  ----------------
 5/31/94                $10,000          $9,522         $10,000
 6/30/94                $10,008          $9,530          $9,942
 7/31/94                $10,181          $9,695         $10,121
 8/31/94                $10,223          $9,735         $10,156
 9/30/94                $10,080          $9,599         $10,007
10/31/94                 $9,907          $9,434          $9,830
11/30/94                 $9,670          $9,208          $9,652
12/31/94                 $9,847          $9,377          $9,864
 1/31/95                $10,213          $9,726         $10,146
 2/28/95                $10,544         $10,041         $10,441
 3/31/95                $10,682         $10,172         $10,561
 4/30/95                $10,672         $10,162         $10,574
 5/31/95                $11,034         $10,507         $10,911
 6/30/95                $10,820         $10,304         $10,816
 7/31/95                $10,886         $10,366         $10,918
 8/31/95                $10,985         $10,460         $11,057
 9/30/95                $11,082         $10,553         $11,126
10/31/95                $11,334         $10,793         $11,288
11/30/95                $11,618         $11,063         $11,476
12/31/95                $11,795         $11,232         $11,586
 1/31/96                $11,841         $11,275         $11,673
 2/28/96                $11,761         $11,199         $11,595
 3/31/96                $11,573         $11,020         $11,446
 4/30/96                $11,528         $10,977         $11,414
 5/31/96                $11,540         $10,989         $11,410
 6/30/96                $11,641         $11,085         $11,534
 7/31/96                $11,778         $11,216         $11,638
 8/31/96                $11,791         $11,228         $11,636
 9/30/96                $11,974         $11,402         $11,798
10/31/96                $12,078         $11,502         $11,932
11/30/96                $12,332         $11,743         $12,150
12/31/96                $12,263         $11,678         $12,099
 1/31/97                $12,335         $11,746         $12,122
 2/28/97                $12,471         $11,876         $12,233
 3/31/97                $12,294         $11,707         $12,070
 4/30/97                $12,423         $11,830         $12,171
 5/31/97                $12,614         $12,011         $12,354
 6/30/97                $12,792         $12,181         $12,486
 7/31/97                $13,213         $12,582         $12,832
 8/31/97                $13,056         $12,432         $12,711
 9/30/97                $13,296         $12,661         $12,862

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.21% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Florida Municipals Fund as of September 30, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Florida remains one of the fastest growing states in the nation. Its economy is buoyed by strong trade and services sectors, with tourism and business services playing particularly vital roles.

 . Job growth has slowed somewhat over the pace set in recent years, but it remains steady. In the past 12 months, non-agricultural employment growth has exceeded 2.5%.

 . The business services sector has added 250,000 new jobs since 1991, the worst year of the recession, representing 30% of non-farm growth in this period.

 . State revenues in fiscal 1997 are expected to be $15.6 billion, representing a 6.3% increase over FY1996. In FY1998, revenues are expected to grow approximately 5.1%, for an increase of roughly $790 million over FY1997.

Management Update
--------------------------------------------------------------------------------
 . This has been a generally positive year for the bond market, with favorable returns resulting from a general decline in interest rates. This decline has occurred in response to a very favorable economic period in which growth has been neither too fast nor too slow and inflation has remained low.

 .  During the period, we increased our holdings of high-quality, insured issues.
   These tended to perform well in a declining interest rate environment.

 . We continue to maintain diversification in the Portfolio across sectors and credit quality. In addition, we have combined high-quality insured holdings, which provide upside performance, with higher-yielding issues, which provide income and stability in a down market. This "barbell" structure allows the Fund to perform well in varying market conditions.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 6.8%./1/ This return resulted from an increase in net asset value per share to $10.64 on September 30, 1997 from $10.53 on September 30, 1996, and the reinvestment of $0.581 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.64 per share, the Fund's distribution rate on September 30, 1997 was 5.31%./3/ The SEC 30-day yield on that date was 4.66%./4/

 . To equal 5.31% in a taxable investment, a couple in the 38.41% combined federal and state tax bracket would need a yield of 8.62%.

Your Investment at Work
--------------------------------------------------------------------------------
   Escambia County, Florida Housing Finance Authority - Single Family Mortgage Revenue Bonds

                                                 [PICTURE OF HOUSE APPEARS HERE]

 .  This bond issue will help provide mortgage loans for home buyers in several
   Florida counties, including Escambia, Indian River, and Sarasota. In certain "targeted areas," borrowers need not be first-time buyers. To be eligible for financing, all borrowers must be of low- or moderate-income status.

 . The bonds, which are rated Aaa by Moody's and AAA by Standard & Poor's, are backed, in part, by the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie-Mae").

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/5/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                              6.8%
Life of Fund (4/5/94)                                                 7.7

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                              1.6%
Life of Fund (4/5/94)                                                 6.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From April 30, 1994 through September 30, 1997.

                           [LINE CHART APPEARS HERE]


                                         Fund's
                                      Performance
                                      (including
                     EV Traditional   the maximum       Lehman Brothers
                        Florida      4.75% initial         Municipal
  Date              Municipal Fund   sales charge)**      Bond Index
  ----              ---------------   -----------       ----------------
 4/30/94                $10,000          $9,528              $10,000
 5/31/94                $10,061          $9,586              $10,087
 6/30/94                $10,001          $9,529              $10,028
 7/31/94                $10,179          $9,699              $10,209
 8/31/94                $10,189          $9,709              $10,244
 9/30/94                $10,009          $9,537              $10,094
10/31/94                 $9,760          $9,300               $9,915
11/30/94                 $9,518          $9,069               $9,735
12/31/94                 $9,831          $9,368               $9,949
 1/31/95                $10,177          $9,697              $10,234
 2/28/95                $10,550         $10,052              $10,532
 3/31/95                $10,632         $10,131              $10,653
 4/30/95                $10,641         $10,139              $10,665
 5/31/95                $10,942         $10,426              $11,005
 6/30/95                $10,764         $10,256              $10,909
 7/31/95                $10,827         $10,317              $11,012
 8/31/95                $10,933         $10,417              $11,152
 9/30/95                $11,069         $10,547              $11,223
10/31/95                $11,281         $10,749              $11,386
11/30/95                $11,557         $11,011              $11,575
12/31/95                $11,718         $11,165              $11,686
 1/31/96                $11,782         $11,227              $11,774
 2/28/96                $11,618         $11,069              $11,695
 3/31/96                $11,445         $10,905              $11,545
 4/30/96                $11,411         $10,872              $11,513
 5/31/96                $11,389         $10,852              $11,508
 6/30/96                $11,508         $10,965              $11,634
 7/31/96                $11,651         $11,101              $11,739
 8/31/96                $11,606         $11,058              $11,736
 9/30/96                $11,793         $11,237              $11,900
10/31/96                $11,882         $11,322              $12,035
11/30/96                $12,071         $11,502              $12,255
12/31/96                $12,026         $11,458              $12,204
 1/31/97                $12,025         $11,458              $12,227
 2/28/97                $12,111         $11,539              $12,339
 3/31/97                $11,950         $11,386              $12,174
 4/30/97                $12,005         $11,439              $12,276
 5/31/97                $12,144         $11,571              $12,461
 6/30/97                $12,304         $11,724              $12,594
 7/31/97                $12,666         $12,068              $12,943
 8/31/97                $12,464         $11,876              $12,821
 9/30/97                $12,589         $11,995              $12,973

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.34% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Massachusetts Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Massachusetts' economy benefits from diverse sources of strength -- most notably the high-technology and financial services industries -- which have produced solid growth, high personal incomes, and low unemployment. The unemployment rate for September, 1997, was 4.0%, well below the 4.9% national rate.

 . Massachusetts is one of the nation's leaders in several high-technology businesses, which include software, biotechnology, and the Internet. In the mutual funds industry, Boston is second only to New York, employing 45,000, while in biotechnology, Massachusetts is also one of the nation's leading employers.

 . Despite the booming economy, however, Massachusetts has one of the highest per capita debt levels in the nation. Major projects, such as a new convention center and the Central Artery/Third Harbor Tunnel Project, could create financial pressures in the years to come.

Management Discussion
--------------------------------------------------------------------------------
 . The past 12 months has been a good period for the bond market, with a general decline in yields giving way to price increases. During the period, we have had the right blend of coupons and call protection to take advantage of this environment.

 . We added some zero coupon bonds to the Fund, which are typically hard to find. We have also replaced several older bonds having shorter call features with newer, longer-call bonds. Both of these measures improved the Fund's structure and added performance upside.

 . Our staff of research analysts continues to do an outstanding job for all of our Funds. In the Massachusetts Portfolio, several credits had ratings upgrades. This not only helped the Fund's performance, but also speaks well of our analysts' ability to find value in the market.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 9.5%./1/ This return resulted from an increase in net asset value per share to $9.62 on September 30, 1997 from $9.30 on September 30, 1996, and the reinvestment of $0.533 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.62 per share, the Fund's distribution rate on September 30, 1997 was 5.52%./3/ The SEC 30-day yield on that date was 4.73%./4/

 . To equal 5.52% in a taxable investment, a couple in the 43.68% combined federal and state tax bracket would need a yield of 9.80%.

Your Investment at Work
--------------------------------------------------------------------------------
   Massachusetts Health and Educational Facilities Authority Revenue Bonds -- North Adams Regional Hospital

                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . This bond issue refunded a previous issue, which had financed a major renovation project at the North Adams Regional Hospital.

 . The project included renovating 47,000 square feet in three floors of the hospital's main building; converting the fourth floor from a medical/surgical unit to an inpatient psychiatric unit; and constructing a two-story addition to house outpatient facilities and office space.

 . These high-yielding bonds not only give the Fund a solid income stream, but are also backed by a sound medical institution fulfilling a vital community need.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                        9.5%
Life of Fund (12/7/93)                          4.5

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                        4.3%
Life of Fund (12/7/93)                          3.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993 through September 30, 1997.

                           [LINE GRAPH APPEARS HERE]

                                         Fund's Performance
                     EV Traditional      Including Maximum    Lehman Brothers
                     Massachusetts         4.75% Initial         Municipal
  Date              Municipals Fund         Sales Charge**      Bond Index
  ----              ---------------         -----------       ----------------
12/31/93                $10,000                $9,526             $10,000
 1/31/94                $10,000                $9,593             $10,114
 2/28/94                 $9,841                $9,374              $9,852
 3/31/94                 $9,357                $8,913              $9,451
 4/30/94                 $9,331                $8,889              $9,531
 5/31/94                 $9,418                $8,971              $9,614
 6/30/94                 $9,328                $8,886              $9,558
 7/31/94                 $9,496                $9,045              $9,730
 8/31/94                 $9,532                $9,080              $9,764
 9/30/94                 $9,360                $8,916              $9,621
10/31/94                 $9,116                $8,684              $9,450
11/30/94                 $8,837                $8,418              $9,279
12/31/94                 $9,108                $8,676              $9,483
 1/31/95                 $9,447                $8,999              $9,754
 2/28/95                 $9,764                $9,300             $10,038
 3/31/95                 $9,844                $9,377             $10,153
 4/30/95                 $9,835                $9,368             $10,165
 5/31/95                $10,077                $9,599             $10,490
 6/30/95                 $9,892                $9,423             $10,398
 7/31/95                 $9,947                $9,475             $10,496
 8/31/95                $10,075                $9,597             $10,630
 9/30/95                $10,151                $9,669             $10,697
10/31/95                $10,326                $9,836             $10,852
11/30/95                $10,522               $10,023             $11,032
12/31/95                $10,675               $10,169             $11,138
 1/31/96                $10,697               $10,189             $11,223
 2/28/96                $10,589               $10,087             $11,147
 3/31/96                $10,450                $9,954             $11,004
 4/30/96                $10,420                $9,926             $10,973
 5/31/96                $10,460                $9,964             $10,969
 6/30/96                $10,545               $10,044             $11,088
 7/31/96                $10,642               $10,137             $11,189
 8/31/96                $10,637               $10,132             $11,186
 9/30/96                $10,780               $10,268             $11,343
10/31/96                $10,856               $10,341             $11,471
11/30/96                $11,047               $10,523             $11,681
12/31/96                $10,994               $10,473             $11,632
 1/31/97                $11,036               $10,513             $11,654
 2/28/97                $11,120               $10,593             $11,761
 3/31/97                $10,996               $10,474             $11,604
 4/30/97                $11,095               $10,569             $11,701
 5/31/97                $11,269               $10,735             $11,877
 6/30/97                $11,394               $10,854             $12,004
 7/31/97                $11,751               $11,194             $12,336
 8/31/97                $11,636               $11,084             $12,220
 9/30/97                $11,799               $11,239             $12,365

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 98.75% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Mississippi Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . As Mississippi's economy has diversified from its traditional manufacturing base, tourism has emerged as one of the fastest growing sectors. Tourism revenues, which were $3.5 billion in 1994, grew to $4.4 billion in 1996, and $4.6 billion so far in 1997. The state will spend $7.5 million in 1998 to help continue the positive trend.

 . The oil and gas sector continues to play an important role in Mississippi's economy. Amoco and Shell have joined to construct a $100 million cryogenic natural gas processing plant designed to deliver 1 billion cubic feet of gas per day through five interstate pipelines.

 . Employment in Mississippi grew to a record 1,286,400 in June of 1997, according to the state's Employment Security Commission. The June unemployment rate of 6.1% was up slightly from December's level of 5.4%, but was still well below the 7.2% recorded in June, 1996.

Management Update
--------------------------------------------------------------------------------
 . Supply of Mississippi municipal bonds has been light this year, which can be an opportunity for the Fund because it allows us to command a high price for any issues we need to sell.

 . When new issues do come to market, Eaton Vance is usually one of the first institutions called. This gives us much greater selection than investors who have to buy in the secondary market.

 . Recently we bought some very good industrial development bonds (IDBs) and hospital bonds, which were issued with attractive yields and long call features. The companies, including International Paper and Rush Medical Center, are very strong and should provide a reliable income stream.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.9%./1/ This return resulted from an increase in net asset value per share to $9.74 on September 30, 1997 from $9.42 on September 30, 1996, and the reinvestment of $0.496 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.74 per share, the Fund's distribution rate on September 30, 1997 was 4.98%./3/ The SEC 30-day yield on that date was 3.60%./4/

 . To equal 4.98% in a taxable investment, a couple in the 39.2% combined federal and state tax bracket would need a yield of 8.19%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Natchez, Mississippi Combined Water and Sewer System Revenue Bonds

                                    [PICTURE OF MAN AND SEWER PIPE APPEARS HERE]

 . The proceeds from this bond issue were used to finance the improvement, repair, and extension of the combined water and sewer system of Natchez, Mississippi. The system, owned and operated by the city, consists of over 27 miles of sewerage lines and 27 miles of water lines.

 . The bonds have good call protection and performance potential and carry triple-A ratings from both Moody's and Standard & Poor's due to their insured status through MBIA Insurance Corporation.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                8.9%
Life of Fund (12/7/93)                  4.5

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                3.7%
Life of Fund (12/7/93)                  3.1

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index.*
From December 31, 1993 through September 30, 1997

                           [LINE GRAPH APPEARS HERE]

                                               Fund's Performance
                     EV Traditional             Including maximum            Lehman Brothers
                      Mississippi                 4.75% Initial                 Municipal
  Date              Municipals Fund              Sales Charge**                 Bond Index
  ----              ---------------            ------------------            ----------------
12/31/93                $10,000                      $9,526                      $10,000
 1/31/94                $10,109                      $9,629                      $10,114
 2/28/94                 $9,798                      $9,333                       $9,852
 3/31/94                 $9,180                      $8,745                       $9,451
 4/30/94                 $9,253                      $8,814                       $9,531
 5/31/94                 $9,336                      $8,893                       $9,614
 6/30/94                 $9,254                      $8,815                       $9,558
 7/31/94                 $9,428                      $8,981                       $9,730
 8/31/94                 $9,430                      $8,983                       $9,764
 9/30/94                 $9,256                      $8,817                       $9,621
10/31/94                 $9,030                      $8,602                       $9,450
11/30/94                 $8,790                      $8,373                       $9,279
12/31/94                 $9,016                      $8,588                       $9,483
 1/31/95                 $9,361                      $8,917                       $9,754
 2/28/95                 $9,716                      $9,255                      $10,038
 3/31/95                 $9,793                      $9,328                      $10,153
 4/30/95                 $9,770                      $9,306                      $10,165
 5/31/95                $10,061                      $9,584                      $10,490
 6/30/95                 $9,907                      $9,437                      $10,398
 7/31/95                 $9,969                      $9,496                      $10,496
 8/31/95                $10,071                      $9,593                      $10,630
 9/30/95                $10,132                      $9,652                      $10,697
10/31/95                $10,314                      $9,825                      $10,852
11/30/95                $10,539                     $10,039                      $11,032
12/31/95                $10,665                     $10,159                      $11,138
 1/31/96                $10,716                     $10,208                      $11,223
 2/29/96                $10,606                     $10,103                      $11,147
 3/31/96                $10,431                      $9,936                      $11,004
 4/30/96                $10,409                      $9,916                      $10,973
 5/31/96                $10,435                      $9,940                      $10,969
 6/30/96                $10,548                     $10,048                      $11,088
 7/31/96                $10,642                     $10,137                      $11,189
 8/31/96                $10,644                     $10,139                      $11,186
 9/30/96                $10,805                     $10,293                      $11,343
10/31/96                $10,900                     $10,383                      $11,471
11/30/96                $11,085                     $10,559                      $11,681
12/31/96                $11,042                     $10,518                      $11,632
 1/31/97                $11,114                     $10,587                      $11,654
 2/28/97                $11,229                     $10,696                      $11,761
 3/31/97                $11,102                     $10,576                      $11,604
 4/30/97                $11,186                     $10,655                      $11,701
 5/31/97                $11,342                     $10,804                      $11,877
 6/30/97                $11,461                     $10,918                      $12,004
 7/31/97                $11,762                     $11,204                      $12,336
 8/31/97                $11,656                     $11,103                      $12,220
 9/30/97                $11,764                     $11,206                      $12,365

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 97.62% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional New York Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The tremendous bull market for equity securities has propelled New York's economy in 1997. The tax revenues generated from capital gains and bonus payments in the financial services industry contributed significantly to a projected $1.3 billion cash surplus at the end of fiscal 1997.

 . Despite the tax revenue windfall, New York has kept its spending under control. Spending reductions, especially in the area of Medicaid, contributed an estimated $290 million to FY 1997's cash surplus.

 . Job growth for 1997 is expected to be modest. As the state's long-term decline in manufacturing jobs continues, the services sector should continue to make up the difference. Overall employment is expected to grow 0.8% in 1997. The services sector is forecast to grow 2.9% this year after a 2.9% rise in 1996, while manufacturing is expected to see a 1.1% decline, following a 2.9% drop in 1996.

Management Update
--------------------------------------------------------------------------------
 . The success of New York City's securities industry and the accompanying increase in sales and income tax revenues has spilled over to the rest of the state, giving the overall economy a boost and upgrading the state's GO rating. As a result, state appropriation bonds have risen in value -- a very positive development due to their significant weighting in the Fund.

 . When rates were in the 7% range earlier this year, we took advantage of opportunities to extend the maturities of the Fund's non-callable holdings, picking up additional yield in the process. This improved the Fund's overall call protection and its price appreciation in the subsequent rally.

 .  New York City water bonds have become very prevalent in the municipal market.
   Varying coupon structures provided liquid trading vehicles for making relative value trades during the second quarter of 1997.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 9.2%./1/ This return resulted from an increase in net asset value per share to $10.51 on September 30, 1997 from $10.22 on September 30, 1996, and the reinvestment of $0.578 per share in tax-free dividend income/2/and $0.0486 per share in capital gains distributions.

 . Based on the Fund's most recent dividend, and a net asset value of $10.51 per share, the Fund's distribution rate on September 30, 1997 was 5.47%./3/ The SEC 30-day yield on that date was 5.09%./4/

 . To equal 5.47% in a taxable investment, a couple in the 40.38% combined federal and state tax bracket would need a yield of 9.18%.

Your Investment at Work
--------------------------------------------------------------------------------
   New York Municipal Water Finance Authority Revenue Bonds

                                    [PICTURE OF MAN AND SEWER PIPE APPEARS HERE]

 . This entity, which manages New York City's enormous water supply and sewage treatment needs, has significant ongoing financial needs for its large capital spending projects. As such, its numerous, frequently-traded bonds can be used as a vehicle for short-term, relative value trading profits.

 . Over the long term, management knows this credit well and is comfortable with it, especially given the essential nature of water and sewer services to the city's residents. This issue was also a good value compared to bonds having similar credit ratings.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/15/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                9.2%
Life of Fund (4/15/94)                  7.7

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                4.1%
Life of Fund (4/15/94)                  6.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*.
From April 30, 1994 through September 30, 1997










                           [LINE CHART APPEARS HERE]

                                       Fund's Performance
                     EV Traditional    Including Maximum    Lehman Brothers
                       New York        4.75% Initial        7-Year Municipal
  Date              Municipals Fund    Sales Charge **         Bond Index
  ----              ---------------    ------------------   ----------------
 4/30/94                $10,000             $9,522              $10,000
 5/31/94                $10,148             $9,663              $10,087
 6/30/94                $10,056             $9,576              $10,028
 7/31/94                $10,240             $9,751              $10,209
 8/31/94                $10,302             $9,810              $10,244
 9/30/94                $10,086             $9,604              $10,094
10/31/94                 $9,870             $9,399               $9,915
11/30/94                 $9,527             $9,072               $9,735
12/31/94                 $9,852             $9,381               $9,949
 1/31/95                $10,198             $9,711              $10,234
 2/28/95                $10,552            $10,049              $10,532
 3/31/95                $10,670            $10,160              $10,653
 4/30/95                $10,683            $10,173              $10,665
 5/31/95                $10,994            $10,469              $11,005
 6/30/95                $10,832            $10,315              $10,909
 7/31/95                $10,909            $10,388              $11,012
 8/31/95                $11,062            $11,534              $11,152
 9/30/95                $11,127            $10,595              $11,223
10/31/95                $11,336            $10,795              $11,386
11/30/95                $11,578            $11,025              $11,575
12/31/95                $11,700            $11,142              $11,686
 1/31/96                $11,757            $11,195              $11,774
 2/28/96                $11,631            $11,076              $11,695
 3/31/96                $11,475            $10,927              $11,545
 4/30/96                $11,463            $10,915              $11,513
 5/31/96                $11,475            $10,927              $11,508
 6/30/96                $11,598            $11,044              $11,634
 7/31/96                $11,701            $11,142              $11,739
 8/31/96                $11,677            $11,119              $11,736
 9/30/96                $11,871            $11,304              $11,900
10/31/96                $11,964            $11,392              $12,035
11/30/96                $12,171            $11,590              $12,255
12/31/96                $12,124            $11,545              $12,204
 1/31/97                $12,124            $11,545              $12,227
 2/28/97                $12,260            $11,674              $12,339
 3/31/97                $12,127            $11,548              $12,174
 4/30/97                $12,244            $11,659              $12,276
 5/31/97                $12,446            $11,852              $12,461
 6/30/97                $12,564            $11,964              $12,594
 7/31/97                $12,974            $12,354              $12,943
 8/31/97                $12,827            $12,214              $12,821
 9/30/97                $12,969            $12,349              $12,973

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 98.46% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Ohio Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Ohio's economy remains dependent on the manufacturing sector, which accounts for over 20% of total employment. This sector has experienced growth over the past few years, aided by positive growth trends in the national economy. Growth in the service sector continues to help balance the state's overall economy.

 . Total employment in Ohio has increased over the past year, reaching 5.49 million in July, 1997 -- an increase of 122,000 over July, 1996. Unemployment remained steady at 4.2% in July, 1997 -- unchanged from June -- and was below the 4.8% national rate reported for that month.

 . The outlook for the state's economy is positive. According to a survey of Ohio business executives conducted by Bank of America, nearly 70% were optimistic about the economy for the next six months, with 62% expecting to maintain their current work force through the end of the year. Many were concerned about rising labor costs, however.

Management Update
--------------------------------------------------------------------------------
 . During the period, we increased the number of non-rated holdings. Our research staff is particularly adept at finding high-yielding issues which are backed by sound municipal issuers. This added tremendous value to the Fund and helped boost its distribution rate.

 . With a combination of yield, or high-coupon bonds on the one hand, and high-quality, discounted "performance" bonds on the other, the Fund has a "barbell" structure which provides both income and total return. This portfolio mix performed well in a generally declining interest rate environment. Duration was kept in a targeted range to help reduce volatility.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.9%./1/ This return resulted from an increase in net asset value per share to $9.68 on September 30, 1997 from $9.38 on September 30, 1996, and the reinvestment of $0.513 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.68 per share, the Fund's distribution rate on September 30, 1997 was 5.30%./3/ The SEC 30-day yield on that date was 4.76%./4/

 . To equal 5.30% in a taxable investment, a couple in the 40.8% combined federal and state tax bracket would need a yield of 8.95%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Middleburg Heights Hospital Improvement Refunding Revenue Bonds -- Southwest General Health Center

                                                   [MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from this bond issue were used to refinance a previous issue, which had funded a major project undertaken in 1995. That project included expanding the Hospital's surgical facilities; acquiring new medical equipment; and renovating several facilities, including the outpatient center, labor/delivery rooms, and nursery.

 . The bonds exemplify the Fund's high-quality holdings, with triple-A ratings from both Moody's and Standard & Poor's and FSA insurance.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                8.9%
Life of Fund (12/7/93)                  4.5

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                3.7%
Life of Fund (12/7/93)                  3.1

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993 through September 30, 1997.

                           [LINE CHART APPEARS HERE]

                                      Fund's Performance
                     EV Traditional   Including Maximum      Lehman Brothers
                         Ohio           4.75% Initial           Municipal
  Date               Municipals Fund  Sales Charge **           Bond Index
  ----               ---------------  ------------------    ----------------
12/31/93                $10,000             $9,525               $10,000
 1/31/94                $10,080             $9,601               $10,114
 2/28/94                 $9,770             $9,306                $9,852
 3/31/94                 $9,223             $8,785                $9,451
 4/30/94                 $9,256             $8,817                $9,531
 5/31/94                 $9,361             $8,917                $9,614
 6/30/94                 $9,270             $8,830                $9,558
 7/31/94                 $9,467             $9,017                $9,730
 8/31/94                 $9,480             $9,030                $9,764
 9/30/94                 $9,297             $8,856                $9,621
10/31/94                 $9,041             $8,612                $9,450
11/30/94                 $8,791             $8,373                $9,279
12/31/94                 $9,060             $8,630                $9,483
 1/31/95                 $9,408             $8,961                $9,754
 2/28/95                 $9,722             $9,260               $10,038
 3/31/95                 $9,780             $9,315               $10,153
 4/30/95                 $9,779             $9,315               $10,165
 5/31/95                $10,073             $9,595               $10,490
 6/30/95                 $9,941             $9,469               $10,398
 7/31/95                $10,004             $9,529               $10,496
 8/31/95                $10,130             $9,649               $10,630
 9/30/95                $10,193             $9,709               $10,697
10/31/95                $10,366             $9,873               $10,852
11/30/95                $10,560            $10,058               $11,032
12/31/95                $10,655            $10,149               $11,138
 1/31/96                $10,697            $10,189               $11,223
 2/28/96                $10,598            $10,095               $11,147
 3/31/96                $10,479             $9,982               $11,004
 4/30/96                $10,482             $9,984               $10,973
 5/31/96                $10,486             $9,988               $10,969
 6/30/96                $10,601            $10,098               $11,088
 7/31/96                $10,719            $10,210               $11,189
 8/31/96                $10,677            $10,170               $11,186
 9/30/96                $10,817            $10,304               $11,343
10/31/96                $10,925            $10,406               $11,471
11/30/96                $11,101            $10,574               $11,681
12/31/96                $11,059            $10,533               $11,632
 1/31/97                $11,074            $10,549               $11,654
 2/28/97                $11,168            $10,637               $11,761
 3/31/97                $11,066            $10,540               $11,604
 4/30/97                $11,163            $10,633               $11,701
 5/31/97                $11,322            $10,784               $11,877
 6/30/97                $11,420            $10,878               $12,004
 7/31/97                $11,725            $11,168               $12,336
 8/31/97                $11,657            $11,103               $12,220
 9/30/97                $11,781            $11,221               $12,365

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.80% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Rhode Island Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Rhode Island's diversification away from the manufacturing sector began in the mid-1980s and has continued to reshape its economy. Services, the fastest-growing sector now accounting for over 30% of all jobs, added 2,800 jobs in the last 12 months, while the manufacturing sector lost 1,200.

 . The August, 1997, unemployment rate of 4.9% was unchanged from a year earlier. The U.S. rate was also 4.9% in August, 1997. Total state employment increased to 481,700 by August -- the highest it has been since September, 1990.

 . Financial services and health care have been major contributors to growth in the service sector, accounting for half of all job growth in the 12 months ending August 31, 1997.

 . Despite its decline, manufacturing remains an important part of the state economy, accounting for over 20% of all employment. The jewelry industry -- which employs over 35,000 -- is a key contributor.

Management Update
--------------------------------------------------------------------------------
 . We continued to maintain diversification across sectors and credit quality as we sought to combine high-quality insured holdings, which provided upside performance, with higher-yielding issues, which provided income and stability in a down market. In addition, we have continued to maintain and improve the Fund's call protection, which helped insulate it during periods of market volatility.

 . With the large number of insured holdings in the Rhode Island municipal market, we continued to seek non-insured bonds to add yield. Our research staff has been successful in locating sound opportunities -- primarily in the health care sector -- in the past year.

 . As the Fund's duration lengthened during the past year, we used modest hedging techniques to bring it down to a more neutral level.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 8.6%./1/ This return resulted from an increase in net asset value per share to $9.61 on September 30, 1997 from $9.31 on September 30, 1996, and the reinvestment of $0.473 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.61 per share, the Fund's distribution rate on September 30, 1997 was 4.88%./3/ The SEC 30-day yield on that date was 4.93%./4/

 . To equal 4.88% in a taxable investment, a couple in the 42.34% combined federal and state tax bracket would need a yield of 8.46%.

Your Investment at Work
--------------------------------------------------------------------------------
   Rhode Island Health and Educational Building Corp. -- Steere House

                                        [GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from this bond issue were used to refinance a previous issue and to fund renovations to the Alzheimer's special care unit at The Steer House, a 120-bed elderly care facility affiliated with Rhode Island Hospital.

 . The previous issue, refunded by these proceeds, had been owned by Eaton Vance for a few years, so management was familiar and comfortable with the credit. Because most Rhode Island new issues are insured holdings offering low yield, this issue represented a good opportunity to add yield to the Fund, thereby helping the distribution rate for shareholders.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% sales charge. /2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997

Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                 8.6%
Life of Fund (12/7/93)                                                   4.0
SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                 3.5%
Life of Fund (12/7/93)                                                   2.7

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index.*
From December 31, 1993 through September 30, 1997

                           [LINE GRAPH APPEARS HERE]

                                        Fund's Performance
                     EV Traditional     Including Maximum     Lehman Brothers
                      Rhode Island        4.75% Initial         Municipal
  Date               Municipals Fund      Sales Charge**        Bond Index
  ----               ---------------      --------------        ----------
12/31/93                $10,000              $9,525               $10,000
 1/31/94                $10,138              $9,657               $10,114
 2/28/94                 $9,757              $9,293                $9,852
 3/31/94                 $9,140              $8,706                $9,451
 4/30/94                 $9,223              $8,785                $9,531
 5/31/94                 $9,338              $8,895                $9,614
 6/30/94                 $9,237              $8,798                $9,558
 7/31/94                 $9,444              $8,995                $9,730
 8/31/94                 $9,457              $9,008                $9,764
 9/30/94                 $9,243              $8,804                $9,621
10/31/94                 $8,976              $8,550                $9,450
11/30/94                 $8,737              $8,322                $9,279
12/31/94                 $9,028              $8,599                $9,483
 1/31/95                 $9,386              $8,940                $9,754
 2/28/95                 $9,700              $9,239               $10,038
 3/31/95                 $9,790              $9,325               $10,153
 4/30/95                 $9,757              $9,294               $10,165
 5/31/95                 $9,997              $9,523               $10,490
 6/30/95                 $9,779              $9,315               $10,398
 7/31/95                 $9,865              $9,396               $10,496
 8/31/95                $10,001              $9,526               $10,630
 9/30/95                $10,075              $9,597               $10,697
10/31/95                $10,248              $9,761               $10,852
11/30/95                $10,431              $9,936               $11,032
12/31/95                $10,549             $10,048               $11,138
 1/31/96                $10,613             $10,109               $11,223
 2/29/96                $10,476              $9,979               $11,147
 3/31/96                $10,326              $9,836               $11,004
 4/30/96                $10,323              $9,833               $10,973
 5/31/96                $10,341              $9,850               $10,969
 6/30/96                $10,453              $9,956               $11,088
 7/31/96                $10,535             $10,035               $11,189
 8/31/96                $10,518             $10,019               $11,186
 9/30/96                $10,675             $10,168               $11,343
10/31/96                $10,760             $10,249               $11,471
11/30/96                $10,951             $10,431               $11,681
12/31/96                $10,918             $10,399               $11,632
 1/31/97                $10,897             $10,379               $11,654
 2/28/97                $10,998             $10,476               $11,761
 3/31/97                $10,871             $10,354               $11,604
 4/30/97                $10,988             $10,466               $11,701
 5/31/97                $11,155             $10,625               $11,877
 6/30/97                $11,261             $10,727               $12,004
 7/31/97                $11,596             $11,046               $12,336
 8/31/97                $11,477             $10,932               $12,220
 9/30/97                $11,596             $11,045               $12,365

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.55% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional West Virginia Municipals Fund as of September 30, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Nearly all areas of West Virginia's economy showed growth during the past 12 months. Total employment increased by 9,100 jobs, with the largest gains in services (up 5,600), trade (up 2,400), construction (up 1,600) and government (up 1,300).

 . The largest job decline was in mining, where employment dropped by 1,300 during the 12-month period. The unemployment rate dropped to 6.3% in August, 1997, from 6.9% a year earlier.

 . A bright spot within the state's manufacturing sector was the wood products industry, which had the fastest growth of any industry in this sector since the 1980s. Wood products -- including furniture, cabinets, millwork, pallets, containers, plywood, and prefabricated buildings -- provide over 16,500 jobs in the state and generate almost $2 billion in annual revenue.

Management Update
--------------------------------------------------------------------------------
 . This has been a positive year for the bond market, with favorable returns overall resulting from a general downward trend in interest rates. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . We seek to maintain a balanced portfolio of high-coupon, defensive bonds and low-coupon, performance bonds. With interest rates continually moving, we make minor adjustments on an ongoing basis to maintain the right mix. The goal of this strategy is to provide the optimum performance in any given market condition. As interest rates have fallen in the last year, we have added to our low-coupon, or discount, holdings to maintain the right balance in the Fund.

The Fund
--------------------------------------------------------------------------------
 . During the year ended September 30, 1997, the Fund had a total return of 9.2%./1/ This return resulted from an increase in net asset value per share to $9.79 on September 30, 1997 from $9.45 on September 30, 1996, and the reinvestment of $0.504 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.79 per share, the Fund's distribution rate on September 30, 1997 was 5.11%./3/ The SEC 30-day yield on that date was 4.62%./4/

 . To equal 5.11% in a taxable investment, a couple in the 40.16% combined federal and state tax bracket would need a yield of 8.54%.

Your Investment at Work
--------------------------------------------------------------------------------
   School Building Authority of West Virginia Capital Improvement Refunding Revenue Bonds, Series 1997

                                          [PICTURE OF GRADUATE CAP APPEARS HERE]

 . This Authority was created in 1989 to provide funding for elementary and secondary public schools and to help consolidate school systems to more effectively utilize the state's educational resources. Through 1996, over $490 million in grants had been made; this bond issue provided another $130 million.

 . A good example of the use of bond proceeds is the Computer Plan. Through this state program, West Virginia has spent $62.8 million to install computers in all elementary schools statewide and has trained over 13,000 educators in computer science.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% sales charge. /2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /3/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/13/93. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. **This figure represents the Fund's performance including the maximum 4.75% initial sales charge.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of September 30, 1997


Performance/5/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                9.2%
Life of Fund (12/13/93)                 4.6


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                4.0%
Life of Fund (12/13/93)                 3.3

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993 through September 30, 1997.


                                         Fund's Performance
                     EV Traditional      Including Maximum     Lehman Brothers
                     West Virginia         4.75% Initial          Municipal
  Date               Municipals Fund       Sales Charge**         Bond Index
  ----               ---------------         --------         ----------------
12/31/93                $10,000               $9,526               $10,000
 1/31/94                $10,139               $9,658               $10,114
 2/28/94                 $9,857               $9,390                $9,852
 3/31/94                 $9,291               $8,850                $9,451
 4/30/94                 $9,283               $8,843                $9,531
 5/31/94                 $9,387               $8,941                $9,614
 6/30/94                 $9,254               $8,815                $9,558
 7/31/94                 $9,470               $9,021                $9,730
 8/31/94                 $9,493               $9,043                $9,764
 9/30/94                 $9,309               $8,868                $9,621
10/31/94                 $9,074               $8,643                $9,450
11/30/94                 $8,803               $8,385                $9,279
12/31/94                 $9,060               $8,630                $9,483
 1/31/95                 $9,384               $8,939                $9,754
 2/28/95                 $9,728               $9,267               $10,038
 3/31/95                 $9,827               $9,361               $10,153
 4/30/95                 $9,815               $9,350               $10,165
 5/31/95                $10,118               $9,638               $10,490
 6/30/95                 $9,932               $9,460               $10,398
 7/31/95                 $9,994               $9,520               $10,496
 8/31/95                $10,140               $9,659               $10,630
 9/30/95                $10,180               $9,697               $10,697
10/31/95                $10,362               $9,870               $10,852
11/30/95                $10,565              $10,064               $11,032
12/31/95                $10,703              $10,195               $11,138
 1/31/96                $10,755              $10,245               $11,223
 2/28/96                $10,645              $10,140               $11,147
 3/31/96                $10,481               $9,984               $11,004
 4/30/96                $10,449               $9,954               $10,973
 5/31/96                $10,464               $9,967               $10,969
 6/30/96                $10,555              $10,055               $11,088
 7/31/96                $10,672              $10,165               $11,189
 8/31/96                $10,663              $10,158               $11,186
 9/30/96                $10,836              $10,322               $11,343
10/31/96                $10,931              $10,413               $11,471
11/30/96                $11,129              $11,601               $11,681
12/31/96                $11,086              $10,560               $11,632
 1/31/97                $11,089              $10,563               $11,654
 2/28/97                $11,193              $10,662               $11,761
 3/31/97                $11,067              $10,542               $11,604
 4/30/97                $11,187              $10,656               $11,701
 5/31/97                $11,355              $10,817               $11,877
 6/30/97                $11,452              $10,909               $12,004
 7/31/97                $11,790              $11,230               $12,336
 8/31/97                $11,697              $11,142               $12,220
 9/30/97                $11,831              $11,269               $12,365

The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
 Federal income tax information on distributions: For federal income tax purposes, 99.89% of the total dividends paid by the Fund from net investment income during the year ended September 30, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 1997


                                                    Traditional      Traditional        Traditional        Traditional
                                                  California Fund    Florida Fund    Massachusetts Fund   Mississippi Fund
---------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                $4,279,407        $7,952,043        $4,396,469          $  889,025
    Unrealized appreciation                           411,207           186,534           320,814             121,850
---------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)               $4,690,614        $8,138,577        $4,717,283          $1,010,875
---------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                    $  129,007        $   36,012        $       --          $       --
Receivable from Administrator (Note 5)                 26,136            23,398            21,238              17,849
Deferred organization expenses (Note 1D)                3,171                --             2,335               2,677
---------------------------------------------------------------------------------------------------------------------------
Total assets                                       $4,848,928        $8,197,987        $4,740,856          $1,031,401
---------------------------------------------------------------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  $   12,415        $   21,592        $   11,118          $    3,388
Payable to affiliate for Trustees' fees (Note 5)           42                42                42                  --
Accrued expenses                                        8,689             7,848             8,670               6,972
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  $   21,146        $   29,482        $   19,830          $   10,360
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                         $4,827,782        $8,168,505        $4,721,026          $1,021,041
---------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                    $4,407,712        $7,979,213        $4,731,158          $1,142,508
Accumulated net realized gain (loss) on
    investments from Portfolio (computed on the
    basis of identified cost)                           6,694            10,217          (322,214)           (243,954)
Accumulated undistributed (distributions in
    excess of) net investment income                    2,169            (7,459)           (8,732)                637
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of
    identified cost)                                  411,207           186,534           320,814             121,850
---------------------------------------------------------------------------------------------------------------------------
Total                                              $4,827,782        $8,168,505        $4,721,026          $1,021,041
---------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
---------------------------------------------------------------------------------------------------------------------------
                                                      442,862           767,645           490,828             104,840
---------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
---------------------------------------------------------------------------------------------------------------------------
(Net assets/shares of beneficial interest
    outstanding)                                   $    10.90        $    10.64        $     9.62          $     9.74
---------------------------------------------------------------------------------------------------------------------------


Computation of Offering Price Per Share (Note 2)
---------------------------------------------------------------------------------------------------------------------------
Offering price per share (100/95.25)               $    11.44        $    11.17        $    10.10          $    10.23
---------------------------------------------------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price is reduced.


                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of September 30, 1997

                                                    Traditional          Traditional          Traditional          Traditional
                                                   New York Fund          Ohio Fund         Rhode Island Fund   West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                 $8,291,121           $3,074,885           $1,653,436           $1,699,202
    Unrealized appreciation                            360,034               59,995               78,130               72,043
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                $8,651,155           $3,134,880           $1,731,566           $1,771,245
------------------------------------------------------------------------------------------------------------------------------------
Receivable from the Administrator (Note 5)          $   25,992           $   22,939           $   16,436           $   20,344
Receivable for Fund shares sold                             --               24,387                   --                  478
Deferred organization expenses (Note 1D)                 5,379                2,451                2,422                2,743
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                        $8,682,526           $3,184,657           $1,750,424           $1,794,810
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                               $   20,204           $    8,051           $    4,650           $    2,322
Payable for Fund shares redeemed                            --                4,544                   --                7,500
Payable to affiliate for Trustees' fees (Note 5)            42                   --                   --                   --
Accrued expenses                                        11,104                8,654                7,459                7,924
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   $   31,350           $   21,249           $   12,109           $   17,746
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $8,651,176           $3,163,408           $1,738,315           $1,777,064
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                     $8,283,921           $3,197,799           $2,018,099           $1,800,185
Accumulated net realized gain (loss) from
    Portfolio (computed on basis of identified
    cost)                                               34,459              (96,491)            (357,852)             (93,531)
Accumulated undistributed (distributions in
    excess of) net investment income                   (27,238)               2,105                  (62)              (1,633)
Net unrealized appreciation of investments and
    financial futures transactions (computed on
    basis of identified cost)                          360,034               59,995               78,130               72,043
------------------------------------------------------------------------------------------------------------------------------------
Total                                               $8,651,176           $3,163,408           $1,738,315           $1,777,064
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                       823,415              326,756              180,806              181,603
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                    $    10.51           $     9.68           $     9.61           $     9.79
------------------------------------------------------------------------------------------------------------------------------------


Computation of Offering Price Per Share (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 95.25)              $    11.03           $    10.16           $    10.09           $    10.28
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997

                                                         Traditional         Traditional        Traditional        Traditional
                                                       California Fund       Florida Fund    Massachusetts Fund  Mississippi Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                   $327,478           $347,664            $394,922           $63,157
Expenses allocated from Portfolio                           (28,776)           (27,462)            (33,281)           (3,942)
--------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                       $298,702           $320,202            $361,641           $59,215
--------------------------------------------------------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 5)                  $    165           $    257            $     --           $   131
Service fees (Note 7)                                         6,045              5,663               1,355             1,730
Custodian fee  (Note 1G)                                      3,626              3,325               3,626             3,626
Transfer and dividend disbursing agent fees                   3,998              6,366               4,397             1,218
Printing and postage                                          5,300              6,034               5,705             4,849
Legal and accounting services                                 9,496              8,574               9,343            11,946
Registration fees                                                --                 --               1,000               350
Amortization of organization expenses (Note 1D)               1,923                465               2,015             2,295
Miscellaneous                                                 1,332                875                 318                10
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $ 31,885           $ 31,559            $ 27,759           $26,155
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 5)   $ 26,136           $ 23,398            $ 21,238           $17,849
    Reduction of custodian fee (Note 1G)                         --              1,397                  --                --
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $ 26,136           $ 24,795            $ 21,238           $17,849
--------------------------------------------------------------------------------------------------------------------------------


Net expenses                                               $  5,749           $  6,764            $  6,521           $ 8,306
--------------------------------------------------------------------------------------------------------------------------------


Net investment income                                      $292,953           $313,438            $355,120           $50,909
--------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)        $ 70,008           $102,700            $ 58,381           $27,219
    Financial futures contracts                             (46,009)           (85,190)            (64,876)           (8,859)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    $ 23,999           $ 17,510            $ (6,495)          $18,360
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                            $178,028           $ 57,226            $239,990           $20,373
    Financial futures contracts                               1,828              9,848               1,788               137
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                         $179,856           $ 67,074            $241,778           $20,510
--------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on investments            $203,855           $ 84,584            $235,283           $38,870
--------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                 $496,808           $398,022            $590,403           $89,779
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997


                                                        Traditional         Traditional       Traditional         Traditional
                                                       New York Fund         Ohio Fund      Rhode Island Fund  West Virginia Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                 $471,622            $140,986            $ 99,383           $ 96,549
Expenses allocated from Portfolio                         (43,585)            (12,433)             (3,836)            (5,945)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                     $428,037            $128,553            $ 95,547           $ 90,604
---------------------------------------------------------------------------------------------------------------------------------


Expenses
---------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 5)                $    165            $     --            $     --           $     --
Custodian fee (Note 1G)                                     3,480               3,625               3,418              3,592
Service fees (Note 7)                                       9,502               3,656               4,029              1,226
Distribution fees (Note 6)                                     --                  --               2,607                 --
Transfer and dividend disbursing agent fees                 5,917               1,427               1,875              1,331
Printing and postage                                        7,120               4,954               4,930              4,858
Legal and accounting services                              10,116               8,799               8,791              7,189
Registration fees                                              20               1,100                 319                 50
Amortization of organization expenses (Note 1D)             3,018               2,601               2,051              2,314
Miscellaneous                                                 575                 488                 880              2,223
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           $ 39,913            $ 26,650            $ 28,900           $ 22,783
---------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 5) $ 25,992            $ 22,939            $ 16,436           $ 20,344
    Reduction of custodian fee (Note 1G)                       --                  --                 740                 --
---------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                 $ 25,992            $ 22,939            $ 17,176           $ 20,344
---------------------------------------------------------------------------------------------------------------------------------

Net expenses                                             $ 13,921            $  3,711            $ 11,724           $  2,439
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                                    $414,116            $124,842            $ 83,823           $ 88,165
---------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)      $106,404            $ 20,530            $(41,474)          $ 11,038
    Financial futures contracts                           (37,237)            (14,865)            (13,637)           (21,099)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                  $ 69,167            $  5,665            $(55,111)          $(10,061)
---------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                          $218,028            $ 64,226            $116,240           $ 67,947
    Financial futures contracts                           (11,686)              3,383              (1,796)             1,219
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                       $206,342            $ 67,609            $114,444           $ 69,166
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments          $275,509            $ 73,274            $ 59,333           $ 59,105
---------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations               $689,625            $198,116            $143,156           $147,270
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997


                                                        Traditional          Traditional        Traditional        Traditional
Increase (Decrease) in Net Assets                     California Fund       Florida Fund    Massachusetts Fund  Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                             $    292,953         $   313,438         $   355,120         $   50,909
    Net realized gain (loss) on investments                 23,999              17,510              (6,495)            18,360
    Net change in unrealized appreciation
        of investments                                     179,856              67,074             241,778             20,510
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            $    496,808         $   398,022         $   590,403         $   89,779
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 3) --
    From net investment income                        $   (291,998)        $  (313,438)        $  (355,120)        $  (55,622)
    In excess of net investment income                          --              (4,953)             (1,911)                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   $   (291,998)        $  (318,391)        $  (357,031)        $  (55,622)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 4) -
    Proceeds from sale of shares                      $  2,102,680         $11,724,755         $ 2,339,169         $  149,829
    Net asset value of shares issued to
       shareholders in payment of distributions
       declared                                            182,729             103,388             255,561             36,834
    Cost of shares redeemed                             (3,830,819)          (8,127,62)         (4,152,464)          (407,956)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    Fund share transactions                           $ (1,545,410)        $ 3,700,518         $(1,557,734)        $ (221,293)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                 $ (1,340,600)        $ 3,780,149         $(1,324,362)        $ (187,136)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                  $  6,168,382         $ 4,388,356         $ 6,045,388         $1,208,177
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                        $  4,827,782         $ 8,168,505         $ 4,721,026         $1,021,041
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in
excess of) net investment income included in
net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                        $      2,169         $    (7,459)        $    (8,732)        $      637
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997

                                                  Traditional         Traditional           Traditional          Traditional
Increase (Decrease) in Net Assets                New York Fund         Ohio Fund         Rhode Island Fund    West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                         $  414,116           $  124,842           $   83,823           $   88,165
    Net realized gain (loss) on investments           69,167                5,665              (55,111)             (10,061)
    Net change in unrealized appreciation
       (depreciation) of investments                 206,342               67,609              114,444               69,166
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations        $  689,625           $  198,116           $  143,156           $  147,270
------------------------------------------------------------------------------------------------------------------------------------
Distributions  to shareholders (Note 3) --
    From net investment income                    $ (414,116)          $ (121,754)          $  (87,497)          $  (88,165)
    In excess of net investment income               (13,185)                  --                  (62)                 (19)
    From net realized gain                           (39,813)                  --                   --                   --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders               $ (467,114)          $ (121,754)          $  (87,559)          $  (88,184)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
    (Note 4) --
    Proceeds from sales of shares                 $3,884,035           $1,377,762           $  186,756           $  186,097
    Net asset value of shares issued to
       shareholders in payment of
       distributions declared                        219,589               83,320               46,290               62,532
    Cost of shares redeemed                       (2,699,978)            (333,280)            (997,005)            (115,512)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
    share transactions                            $1,403,646           $1,127,802           $ (763,959)          $  133,117
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets             $1,626,157           $1,204,164           $ (708,362)          $  192,203
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                              $7,025,019           $1,959,244           $2,446,677           $1,584,861
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                    $8,651,176           $3,163,408           $1,738,315           $1,777,064
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                    $  (27,238)          $    2,105           $      (62)          $   (1,633)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996

                                                        Traditional        Traditional       Traditional         Traditional
Increase (Decrease) in Net Assets                     California Fund      Florida Fund   Massachusetts Fund   Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                               $  207,729         $  216,249        $  183,774        $    79,658
    Net realized gain on investments                        36,997             29,687             2,843             24,121
    Net change in unrealized appreciation
       (depreciation) of investments                        68,798              3,027            31,359             27,050
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations    $  313,524         $  248,963        $  217,976        $   130,829
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 3) --
    From net investment income                          $ (208,459)        $ (216,249)       $ (184,196)       $   (80,687)
    In excess of net investment income                          --               (830)           (6,821)                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                     $ (208,459)        $ (217,079)       $ (191,017)       $   (80,687)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
    (Note 4) --
    Proceeds from sales of shares                       $4,245,553         $1,826,853        $4,671,489        $    71,284
    Net asset value of shares issued to shareholders
       in payment of distributions declared                102,478             69,823           131,950             59,858
    Cost of shares redeemed                             (2,377,166)        (1,087,885)       (1,548,936)        (1,302,869)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
    share transactions                                  $1,970,865         $  808,791        $3,254,503        $(1,171,727)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                   $2,075,930         $  840,675        $3,281,462        $(1,121,585)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                    $4,092,452         $3,547,681        $2,763,926        $ 2,329,762
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                          $6,168,382         $4,388,356        $6,045,388        $ 1,208,177
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                          $    1,214         $   (2,506)       $   (6,821)       $     5,350
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996

                                                         Traditional       Traditional     Traditional         Traditional
Increase (Decrease) in Net Assets                       New York Fund       Ohio Fund    Rhode Island Fund  West Virginia Fund
--------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                $   321,615      $   107,402      $   117,781      $    53,128
    Net realized gain (loss) on investments                   29,553            4,843          (44,799)         (15,566)
    Net change in unrealized appreciation of
       investments                                             8,414           12,947           93,931           39,368
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations     $   359,582      $   125,192      $   166,913      $    76,930
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 3) --
    From net investment income                           $  (321,615)     $  (107,402)     $  (120,844)     $   (56,133)
    In excess of net investment income                       (13,657)            (959)              --           (2,011)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                      $  (335,272)     $  (108,361)     $  (120,844)     $   (58,144)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
    (Note 4) --
    Proceeds from sales of shares                        $ 3,396,331      $   320,479      $   256,808      $   902,359
    Net asset value of shares issued to shareholders
       in payment of distributions declared                  164,593           75,359           72,771           42,725
    Cost of shares redeemed                                 (987,352)        (621,339)        (963,255)        (411,297)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
    share transactions                                   $ 2,573,572      $  (225,501)     $  (633,676)     $   533,787
--------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                    $ 2,597,882      $  (208,670)     $  (587,607)     $   552,573
--------------------------------------------------------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                     $ 4,427,137      $ 2,167,914      $ 3,034,284      $ 1,032,288
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                           $ 7,025,019      $ 1,959,244      $ 2,446,677      $ 1,584,861
--------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                           $   (14,053)     $      (983)     $     3,674      $    (1,614)
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                        Traditional California Fund                 Traditional Florida Fund
                                                   -------------------------------------       ----------------------------------
                                                          Year Ended September 30,                  Year Ended September 30,
                                                   -------------------------------------       ----------------------------------
                                                       1997     1996      1995    1994*          1997    1996     1995    1994**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $ 10.380  $10.180   $9.840  $10.000      $ 10.530  $10.450  $10.020  $10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                $  0.596  $ 0.601   $0.610  $ 0.209      $  0.575  $ 0.587  $ 0.587  $ 0.288
Net realized and unrealized gain (loss)
    on investments                                      0.517    0.203    0.335   (0.158)        0.119    0.082    0.438    0.023
------------------------------------------------------------------------------------------------------------------------------------
Total income from operations                         $  1.113  $ 0.804   $0.945  $ 0.051      $  0.694  $ 0.669  $ 1.025  $ 0.311
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                           $ (0.593) $(0.604) $(0.605) $(0.209)     $ (0.575) $(0.587) $(0.587) $(0.288)
In excess of net investment income                        --       --        --   (0.002)       (0.009)  (0.002)  (0.008)  (0.003)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $ (0.593) $(0.604) $(0.605) $(0.211)     $ (0.584) $(0.589) $(0.595) $(0.291)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                       $ 10.900  $10.380  $10.180  $ 9.840      $ 10.640  $10.530  $10.450  $10.020
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                       11.05%    8.05%    9.94%    0.50%         6.75%    6.55%   10.59%    3.10%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)              $  4,828  $ 6,168  $ 4,093  $ 3,101      $  8,169  $ 4,388  $ 3,548  $ 1,246
Ratio of net expenses to average daily
    net assets /(2)(3)/                                  0.68%    0.65%    0.63%    0.54%+        0.65%    0.67%    0.66%    0.50%+
Ratio of net expenses to average daily net
    assets, after custodian fee                          0.67%    0.64%    0.62%      --          0.59%    0.59%    0.61%      --
      reduction /(2)/
Ratio of net investment income to average daily          5.65%    5.83%    6.08%    5.60%+        5.38%    5.57%    5.68%    5.30%+
    net assets

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net
    assets):
    Expenses/(2)(3)/                                     1.18%   1.37%     1.60%    1.92%+        1.05%    1.19%    1.53%    2.48%+
    Expenses after custodian fee reduction/(2)/          1.17%   1.36%     1.59%      --          0.99%    1.11%    1.48%      --
    Net investment  income                               5.15%   5.11%     5.11%    4.22%+        4.98%    5.05%    4.81%    3.32%+
Net investment income per share                      $  0.543  $0.527    $0.513  $ 0.158      $  0.532  $ 0.532   $0.497   $0.081
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, May 27, 1994, to September 30, 1994.
** For the period from the start of business, April 5, 1994, to September 30, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                   Traditional Massachusetts Fund
                                                      -------------------------------------------------------
                                                                     Year Ended September 30,
                                                      -------------------------------------------------------
                                                          1997          1996          1995          1994*
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 9.300       $ 9.260       $ 9.000        $10.000
-------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.530       $ 0.490++     $ 0.449        $ 0.350
Net realized and unrealized gain (loss)
    on investments                                        0.323         0.062++       0.283         (0.933)
-------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $ 0.853       $ 0.552       $ 0.732        $(0.583)
-------------------------------------------------------------------------------------------------------------


Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.530)      $(0.494)      $(0.449)       $(0.350)
In excess of net investment income                       (0.003)       (0.018)       (0.023)        (0.067)
-------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.533)      $(0.512)      $(0.472)       $(0.417)
-------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                          $ 9.620       $ 9.300       $ 9.260        $ 9.000
-------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                         9.45%         6.19%         8.45%         (6.02)%
-------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                 $ 4,721       $ 6,045       $ 2,764        $ 3,743
Ratio of net expenses to average daily net
    assets /(2)/(3)/                                       0.65%         0.98%         1.53%          1.61%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction /(2)/            0.63%         0.97%         1.51%            --

Ratio of net investment income to average
    daily net assets                                       5.64%         5.33%         5.05%          4.55%+


+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses /(2)/(3)/                                     0.98%         1.63%         2.02%          2.78%+
    Expenses after custodian fee reduction /(2)/           0.96%         1.62%         2.00%            --
    Net investment income                                  5.31%         4.68%         4.56%          3.38%+
Net investment income per share                         $ 0.499       $ 0.430       $ 0.405        $ 0.260
-------------------------------------------------------------------------------------------------------------


                                                                      Traditional Mississippi Fund
                                                      -------------------------------------------------------
                                                                      Year Ended September 30,
                                                      -------------------------------------------------------
                                                          1997          1996          1995          1994*
-------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                      $ 9.420       $ 9.300       $ 8.920        $10.000
-------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.460       $ 0.456++     $ 0.426        $ 0.338
Net realized and unrealized gain (loss)
    on investments                                        0.356         0.140++       0.391         (1.024)
-------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $ 0.816       $ 0.596       $ 0.817        $(0.686)
-------------------------------------------------------------------------------------------------------------


Less distributions
-------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.496)      $(0.476)      $(0.426)       $(0.338)
In excess of net investment income                           --            --        (0.011)        (0.056)
-------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.496)      $(0.476)      $(0.437)       $(0.394)
-------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                          $ 9.740       $ 9.420       $ 9.300        $ 8.920
-------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                         8.88%         6.64%         9.47%         (6.96)%
-------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                 $ 1,021       $ 1,208       $ 2,330        $ 2,800
Ratio of net expenses to average daily net
    assets /(2)/(3)/                                       1.16%         1.13%         1.48%          1.24%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction /(2)/            1.14%         1.10%         1.44%            --

Ratio of net investment income to average
    daily net assets                                       4.76%         4.88%         4.79%          4.42%+


+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses /(2)/(3)/                                     2.83%         2.18%         2.18%          2.45%+
    Expenses after custodian fee reduction /(2)/           2.81%         2.15%         2.14%            --
    Net investment income                                  3.09%         3.83%         4.09%          3.21%+
Net investment income per share                         $ 0.299       $ 0.358       $ 0.364        $ 0.246
-------------------------------------------------------------------------------------------------------------

+     Annualized.
++    Per share data has been computed based on average shares outstanding.
* For the period from the start of business, December 7, 1993, to September 30, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds  as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                      Traditional New York Fund                      Traditional Ohio Fund
                                                -------------------------------------       ----------------------------------------
                                                       Year Ended September 30,                      Year Ended September 30,
                                                -------------------------------------       ----------------------------------------
                                                  1997      1996     1995      1994*             1997    1996      1995      1994**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year            $10.220   $10.150   $ 9.780  $10.000          $  9.380  $ 9.320  $ 8.940   $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                           $ 0.560   $ 0.570++ $ 0.583  $ 0.271          $  0.524  $ 0.486  $ 0.428   $ 0.348
Net realized and unrealized gain (loss) on        0.357     0.095++   0.390   (0.214)            0.289    0.064    0.404    (0.992)
    investments
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations             $ 0.917   $ 0.665   $ 0.973  $ 0.057          $  0.813  $ 0.550  $ 0.832   $(0.644)
-------------------------------------------------------------------------------------------------------------------------- ---------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                      $(0.560)  $(0.571)  $(0.583) $(0.271)         $ (0.513) $(0.486) $(0.428)  $(0.348)
In excess of net investment income               (0.018)   (0.024)   (0.017)  (0.006)               --   (0.004)  (0.024)   (0.068)
From net realized gain on investments            (0.049)       --        --       --                --       --       --        --
In excess of net realized gain on investments        --        --    (0.003)      --                --       --       --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             $(0.627)  $(0.595)  $(0.603) $(0.277)         $ (0.513) $(0.490) $(0.452)  $(0.416)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                  $10.510   $10.220   $10.150  $ 9.780          $  9.680  $ 9.380  $ 9.320   $ 8.940
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                  9.24%     6.69%    10.32%    0.56%             8.91%    6.12%    9.64%    (6.75)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)         $ 8,651   $ 7,025   $ 4,427  $ 1,382          $  3,163  $ 1,959  $ 2,168   $ 2,111
Ratio of net expenses to average daily net
    assets/(2)(3)/                                 0.75%     0.59%     0.59%    0.44%+            0.72%    1.11%    1.56%     1.60%+
Ratio of net expenses to average daily net
    assets, after custodian fee reduction/(2)/     0.75%     0.56%     0.50%      --              0.71%    1.06%    1.54%       --
Ratio of net investment income to average
    daily net assets                               5.41%     5.55%     5.77%    5.36%+            5.50%    5.14%    4.76%     4.42%+

+++ The operating expenses of the Funds reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)(3)/                               1.09%     1.03%     1.29%    2.71%+            1.73%    2.05%    2.58%     2.96%+
    Expenses after custodian fee reduction/(2)/    1.09%     1.00%     1.20%      --              1.72%    2.00%    2.56%       --
    Net investment income                          5.07%     5.11%     5.07%    3.09%+            4.49%    4.20%    3.74%     3.06%+
Net investment income per share                 $ 0.525   $ 0.525   $ 0.512  $ 0.156          $  0.428  $ 0.397  $ 0.336   $ 0.241
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++   Per share data has been computed based on average shares outstanding.
* For the period from the start of business, April 15, 1994, to September 30, 1994.
** For the period from the start of business, December 7, 1993, to September 30, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                               Traditional Rhode Island Fund               Traditional West Virginia Fund
                                           -------------------------------------------------------------------------------------
                                                   Year Ended September 30,                    Year Ended September 30,
                                           -------------------------------------------------------------------------------------
                                               1997      1996     1995     1994*          1997       1996      1995     1994**
--------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year        $ 9.310   $ 9.210  $ 8.890   $10.000        $ 9.450   $ 9.350   $ 8.980   $10.000
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                        $ 0.459   $ 0.431  $ 0.442   $ 0.347        $ 0.504   $ 0.433   $ 0.427   $ 0.326
Net realized and unrealized gain (loss)
   on investments                              0.314     0.106    0.331    (1.046)         0.340     0.139     0.385    (0.959)
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations          $ 0.773   $ 0.537  $ 0.773   $(0.699)       $ 0.844   $ 0.572   $ 0.812   $(0.633)
--------------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                   $(0.473)  $(0.477) $(0.442)  $(0.347)       $(0.504)  $(0.456)  $(0.427)  $(0.326)
In excess of net investment income                -- #      --   (0.011)   (0.064)            -- #  (0.016)   (0.015)   (0.061)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                          $(0.473)  $(0.437) $(0.453)  $(0.411)       $(0.504)  $(0.472)  $(0.442)  $(0.387)
--------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year               $ 9.610   $ 9.310  $ 9.210   $ 8.890        $ 9.790   $ 9.450   $ 9.350   $ 8.980
--------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                               8.62%     5.95%    9.00%    (7.29)%         9.18%     6.45%     9.35%    (6.53)%
--------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data++
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)      $ 1,738   $ 2,447  $ 3,034   $ 3,919        $ 1,777   $ 1,585   $ 1,032   $ 1,897
Ratio of net expenses to average daily net
   assets/(2)(3)/                               0.99%     1.35%    1.29%     1.23%+         0.52%     1.10%     1.35%     1.28%+
Ratio of net expenses to average daily net
   assets, after custodian fee reduction/(2)/   0.90%     1.32%    1.23%       --           0.50%     1.06%     1.33%       --
Ratio of net investment income to average
   daily net assets                             4.86%     4.58%    5.00%     4.50%+         5.26%     4.64%     4.81%     4.53%+

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses/(2)(3)/                             2.06%     2.15%    2.03%     1.85%+         1.73%     2.41%     2.58%     2.66%+
   Expenses after custodian fee reduction/(2)/  1.97%     2.12%    1.97%       --           1.71%     2.37%     2.56%       --
   Net investment income                        3.79%     3.78%    4.26%     3.88%+         4.05%     3.33%     3.58%     3.15%+
Net investment income per share               $0.358   $ 0.356  $ 0.377   $ 0.299        $ 0.388   $ 0.310   $ 0.318   $ 0.204
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, December 7, 1993, to September 30, 1994.
**    For the period from the start of business, December 13, 1993, to
      September 30, 1994.
#     Amount represents less than $0.001 per share.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of which are included in these financial statements. They include EV Traditional California Municipals Fund ("Traditional California Fund"), EV Traditional Florida Municipals Fund ("Traditional Florida Fund"), EV Traditional Massachusetts Municipals Fund ("Traditional Massachusetts Fund"), EV Traditional Mississippi Municipals Fund ("Traditional Mississippi Fund"), EV Traditional New York Municipals Fund ("Traditional New York Fund"), EV Traditional Ohio Municipals Fund ("Traditional Ohio Fund"), EV Traditional Rhode Island Municipals Fund ("Traditional Rhode Island Fund"), and EV Traditional West Virginia Municipals Fund ("Traditional West Virginia Fund"), each of which is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Fund invests its assets in the California Municipals Portfolio, the Traditional Florida Fund invests its assets in the Florida Municipals Portfolio, the Traditional Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Traditional Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the Traditional New York Fund invests its assets in the New York Municipals Portfolio, the Traditional Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Traditional Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the Traditional West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.4%, 1.6%, 1.9%, 4.6%, 1.6%, 1.2%, 4.3%, and 5.3% at September 30, 1997 for the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund, Traditional Rhode Island Fund and Traditional West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon California Municipals Fund, EV Marathon Florida Municipals Fund, EV Marathon Massachusetts Municipals Fund, EV Marathon Mississippi Municipals Fund, EV Marathon New York Municipals Fund, EV Marathon Ohio Municipals Fund, EV Marathon Rhode Island Municipals Fund and EV Marathon West Virginia Municipals Fund (the Successor Funds), each a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund, Traditional Rhode Island Fund and Traditional West Virginia Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Funds (Class A Shares), which will be equal in value to the net asset values per share of the Acquired Funds multiplied by the number of full and fractional shares of the Acquired Funds then outstanding. Such transaction will occur after the close of business, September 30, 1997.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

   B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to

EV Traditional Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   relieve the Funds of any liability for Federal income or excise tax. Such capital loss carryovers will be transferred to the respective Successor Funds subject to certain limitations.

   The amounts and expiration dates of the capital loss carryovers are as follows:


   Fund                                        Amount              Expires
   -----------------------------------------------------------------------------
   Traditional California Fund                 $  10,860      September 30, 2003

   Traditional Florida Fund                        5,811      September 30, 2004

   Traditional Massachusetts Fund                  2,135      September 30, 2005
                                                 198,425      September 30, 2004
                                                  14,863      September 30, 2003
                                                  85,630      September 30, 2002

   Traditional Mississippi Fund                  178,545      September 30, 2004
                                                  20,891      September 30, 2003
                                                  47,035      September 30, 2002

   Traditional Ohio Fund                          68,805      September 30, 2004
                                                   4,540      September 30, 2003
                                                   1,296      September 30, 2002

   Traditional Rhode Island Fund                  34,703      September 30, 2005
                                                 176,324      September 30, 2004
                                                  85,223      September 30, 2002

   Traditional West Virginia Fund                 23,301      September 30, 2005
                                                  44,054      September 30, 2004
                                                   4,513      September 30, 2003
                                                  20,474      September 30, 2002

   Additionally, at September 30, 1997, net capital losses of $20,884 and $463 for the Traditional Rhode Island Fund and the Traditional West Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of each Fund's next taxable year.

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for Federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   D Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F Other -- Investment transactions are accounted for on a trade-date basis.

   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reflected as a reduction of operating expenses on the statements of operations.

2  Fund Name Change
   -----------------------------------------------------------------------------
   Effective December 2, 1996, the EV Classic Rhode Island Municipals Fund changed its name to the EV Traditional Rhode Island Municipals Fund. In addition, the Fund discontinued the payment of sales commissions and distribution fees to the Principal Underwriter pursuant to a Distribution Plan (see Note 6). The Fund has adopted a new service plan (see Note 7) which allows for the continued payment of service fees to the Principal Underwriter and Authorized Firms. Purchases of Fund shares from December 2, 1996 to August 31, 1997 were subject to a maximum initial sales charge of 3.75% on amounts up to $50,000 and at declining rates on purchases in excess of such amount. Effective September 1, 1997, purchases of Fund shares will be subject to a maximum initial sales charge of 4.75% on amounts up to $25,000 and at declining rates on purchases in excess of such amount.

3  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The net investment income of the Funds is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains,

EV Traditional Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Funds or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

4  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 Traditional California Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                           198,653         409,986

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                  17,324           9,874

   Redemptions                                    (367,419)       (227,619)
   -----------------------------------------------------------------------------

   Net Increase (Decrease)                        (151,442)        192,241
   -----------------------------------------------------------------------------
                                                   Traditional Florida Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                         1,112,740         172,837

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                   9,793           6,600

   Redemptions                                    (771,824)       (101,832)
   -----------------------------------------------------------------------------

   Net Increase                                    350,709          77,605
   -----------------------------------------------------------------------------
                                               Traditional Massachusetts Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                           249,382         503,000

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                  27,256          14,166

   Redemptions                                    (436,136)       (165,434)
   -----------------------------------------------------------------------------

   Net Increase (Decrease)                        (159,498)        351,732
   -----------------------------------------------------------------------------
                                                Traditional Mississippi Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                            15,595           7,403

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                   3,856           6,342

   Redemptions                                     (42,850)       (136,136)
   -----------------------------------------------------------------------------

   Net Decrease                                    (23,399)       (122,391)
   -----------------------------------------------------------------------------
                                                  Traditional New York Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                           376,473         330,962

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                  21,180          16,071

   Redemptions                                    (261,338)        (96,282)
   -----------------------------------------------------------------------------

   Net Increase                                    136,315         250,751
   -----------------------------------------------------------------------------
                                                    Traditional Ohio Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                           144,545          34,079

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                   8,771           8,016

   Redemptions                                     (35,354)        (66,023)
   -----------------------------------------------------------------------------

   Net Increase (Decrease)                         117,962         (23,928)
   -----------------------------------------------------------------------------

EV Traditional Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


                                                Traditional Rhode Island Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                            19,569          27,790

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                   4,916           7,816

   Redemptions                                    (106,365)       (102,549)
   -----------------------------------------------------------------------------

   Net Decrease                                    (81,880)        (66,943)
   -----------------------------------------------------------------------------
                                                Traditional West Virginia Fund
                                            ------------------------------------
                                                   Year Ended September 30,
                                            ------------------------------------
                                                    1997             1996
   -----------------------------------------------------------------------------
   Sales                                            19,375          95,496

   Issued to shareholders electing to
      receive payments of
      distributions in Fund shares                   6,522           4,528

   Redemptions                                     (12,054)        (42,695)
   -----------------------------------------------------------------------------

   Net Increase                                     13,843          57,329
   -----------------------------------------------------------------------------

5  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended September 30, 1997, $26,136, $23,398, $21,238, $17,849,
   $25,992, $22,939, $16,436 and $20,344 of expenses relating to the operation of the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund, Traditional Rhode Island Fund and Traditional West Virginia Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of such investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' Principal Underwriter, received approximately $8,060, as its portion of the sales charge on sales of Fund shares for the year ended September 30, 1997. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of EVM and BMR.

6  Distribution Plan
   -----------------------------------------------------------------------------
   Prior to December 2, 1996, Traditional Rhode Island Fund had adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan required the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund would automatically discontinue payments to EVD during any period in which there were no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day was accrued on such day as a liability of the Fund and, accordingly, reduced the Fund's net assets. For the period from October 1, 1996 to December 1, 1996, the Fund paid $2,607 to EVD representing 0.75% (annualized) of average daily net assets.

   In addition, the Plan permitted the Fund to make monthly payments of service fees to EVD, in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees had initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expensed to exceed 0.20% of the Fund's average daily net assets for each fiscal year. For the period from October 1, 1996 to December 1, 1996, the Fund paid service fees to EVD in the amount of $695. During the first year after purchase of Fund shares, EVD retained the service fee as reimbursement for the service fee payments made to the Authorized Firm at the time of sale. Thereafter, EVD was expected to make monthly service fee payments to Authorized Firms equal to 0.20% per annum of the Fund's average daily net assets based on the value of the Fund's shares sold by such authorizing firm and remaining outstanding for at least one year. Service fee payments were made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms were separate and distinct from the sales

EV Traditional Municipals Funds as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   commissions and distribution fees payable by the Fund to EVD, and as such, were not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

7  Service Plan
   -----------------------------------------------------------------------------
   Each Fund has adopted a Service Plan (the Plans) designed to meet the requirements of the sales charge rule of The National Association of Securities Dealers Inc. The Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing each Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% (0.25% for the Traditional California Fund) of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1997, the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund, and Traditional West Virginia Fund, respectively, paid or accrued service fees of $6,045, $5,663, $1,355, $1,730, $9,502, $3,656, and $1,226 respectively. For the period from December 2, 1996 to September 30, 1997, the Traditional Rhode Island Fund paid service fees of $3,334.

   Certain of the officers and Trustees of the Funds are officers or directors of EVD.

8  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   For shares of the Traditional Rhode Island Fund purchased between November 30, 1995 and December 1, 1996, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the period from October 1, 1996 to September 30, 1997, EVD did not receive any CDSC payments from shareholders of the EV Traditional Rhode Island Fund.

9  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 1997 were as follows:


   Traditional California Fund
   -----------------------------------------------------------------------------
   Increases                                                      $ 2,010,313

   Decreases                                                        3,970,182


   Traditional Florida Fund
   -----------------------------------------------------------------------------
   Increases                                                      $11,716,869

   Decreases                                                        8,366,311


   Traditional Massachusetts Fund
   -----------------------------------------------------------------------------
   Increases                                                      $ 2,374,966

   Decreases                                                        4,287,811


   Traditional Mississippi Fund
   -----------------------------------------------------------------------------
   Increases                                                      $   186,948

   Decreases                                                          467,414


   Traditional New York Fund
   -----------------------------------------------------------------------------
   Increases                                                      $ 3,962,069

   Decreases                                                        2,980,468


   Traditional Ohio Fund
   -----------------------------------------------------------------------------
   Increases                                                      $ 1,400,287

   Decreases                                                          404,640


   Traditional Rhode Island Fund
   -----------------------------------------------------------------------------
   Increases                                                      $   227,544

   Decreases                                                        1,080,010


   Traditional West Virginia Fund
   -----------------------------------------------------------------------------
   Increases                                                      $   203,369

   Decreases                                                          149,996

EV Traditional Municipals Funds  as of September 30, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Municipals Trust:

We have audited the accompanying statements of assets and liabilities of EV Traditional California Municipals Fund, EV Traditional Florida Municipals Fund, EV Traditional Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, EV Traditional Rhode Island Municipals Fund and EV Traditional West Virginia Municipals Fund (the Funds) (certain of the series constituting Eaton Vance Municipals Trust) as of September 30, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the financial highlights for each of the years in the four-year period ended September 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at September 30, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
                                                           Boston, Massachusetts
                                                           November 7, 1997

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
---------------------------------------------------------------------------------------

Cogeneration -- 7.1%
---------------------------------------------------------------------------------------
 NR          BBB-       $  4,985      Central Valley Financing
                                      Authority, (Carson Ice),
                                      6.20%, 7/1/20                     $     5,211,917

 NR          BBB-         10,900      Sacramento Cogeneration
                                      Authority, (Procter & Gamble),
                                      6.50%, 7/1/21                          11,747,257

 NR          BBB-          6,000      Sacramento Power Authority,
                                      Cogeneration Project,
                                      6.00%, 7/1/22                           6,235,560
---------------------------------------------------------------------------------------
                                                                        $    23,194,734
---------------------------------------------------------------------------------------

Electric Utilities -- 1.4%
---------------------------------------------------------------------------------------
 A2          A          $  4,100      California Pollution Control
                                      Financing Authority, (San
                                      Diego Gas & Electric), 5.90%,
                                      6/1/14                            $     4,443,334
---------------------------------------------------------------------------------------
                                                                        $     4,443,334
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 15.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  3,000      City and County of San
                                      Francisco Sewer, (AMBAC)
                                      Variable Rate, 10/1/21/(1)/       $     3,408,750

 Aaa         AAA           8,000      County of Sacramento, Single
                                      Family, (AMT) (GNMA),
                                      8.125%, 7/1/16/(2)/                    10,655,040

 Aaa         AAA           6,000      County of Sacramento, Single
                                      Family, (AMT) (GNMA),
                                      8.25%, 1/1/21                           8,238,540

 Aaa         NR           14,285      County of Sacramento, Single
                                      Family, (AMT) (GNMA),
                                      8.50%, 11/1/16                         19,698,730

 NR          BBB           3,910      Fontana Public Financing
                                      Authority, 7.00%, 9/1/21                4,213,142

 Aaa         AAA           6,400      Port Oakland, CA,
                                      0.00%, 11/1/05                          3,861,056
---------------------------------------------------------------------------------------
                                                                        $    50,075,258
---------------------------------------------------------------------------------------

General Obligations -- 1.8%
---------------------------------------------------------------------------------------
 Aa3         AA         $  5,000      East Bay Municipal Utilities
                                      District, 5.00%, 4/1/15           $     4,819,200

 NR          NR            1,000      Eastern Plumas, CA, Health
                                      Care, (District Hospital),
                                      7.50%, 8/1/07                           1,004,470
---------------------------------------------------------------------------------------

                                                                        $     5,823,670
---------------------------------------------------------------------------------------

Hospitals -- 2.6%
---------------------------------------------------------------------------------------
 NR          BBB+       $  2,700      City of Stockton, Dameron
                                      Hospital Association, 8.30%,
                                      12/1/14                           $     2,773,899

 NR          BBB-          1,500      City of Woodland, (Woodland
                                      Memorial Hospital),
                                      8.20%, 8/1/15                           1,567,785

 Ba2         NR            1,000      San Bernadino, CA, San
                                      Bernadino Community Hospital,
                                      7.875%, 12/1/08                         1,051,530

 Ba2         NR            3,000      San Bernadino, CA, San
                                      Bernadino Community Hospital,
                                      7.875%, 12/1/19                         3,154,590

---------------------------------------------------------------------------------------
                                                                        $     8,547,804
---------------------------------------------------------------------------------------

Housing -- 6.8%
---------------------------------------------------------------------------------------
 Aa          AA-        $  2,730      California Housing Finance
                                      Agency, 7.375%, 8/1/11            $     2,842,039

 Aa          AA-           3,665      California Housing Finance
                                      Agency, 7.40%, 8/1/26                   3,985,614

 Aa          AA-           3,610      California Housing Finance
                                      Agency, 7.50%, 8/1/25                   3,938,654

 Aa          AA-           5,630      California Housing Finance
                                      Agency, 7.65%, 8/1/23                   5,859,591

 Aa          AA-           1,220      California Housing Finance
                                      Agency, 8.60%, 8/1/19                   1,263,444

 NR          A+            1,585      City of Oakland, Housing
                                      Finance Agency, 7.10%, 1/1/10           1,671,208

 NR          NR            2,000      Los Angeles County Housing
                                      Authority, CA, Multifamily
                                      Housing, Corporate Fund for
                                      Housing Projects, 10.50%,
                                      12/1/29                                 1,810,640

 A1          NR              770      Los Angeles County, Single
                                      Family, 7.875%, 8/1/16                    820,959
---------------------------------------------------------------------------------------
                                                                        $    22,192,149
---------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.6%
---------------------------------------------------------------------------------------
 A3          A          $  5,000      California Pollution Control
                                      Financing Authority, (Browning
                                      Ferris Industries, Inc.),
                                      Series A, 5.80%, 12/1/16          $     5,100,500


                      See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
-------------------------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
-------------------------------------------------------------------------------------------
 NR          NR         $  3,000      California Pollution Control,
                                      (Laidlaw Environmental),
                                      (AMT), 6.70%, 7/1/07              $     3,077,940

 Baa3        BB+           3,600      California Statewide Community
                                      Development Authority, (United
                                      Airlines), (AMT),
                                      5.70%, 10/1/33                          3,573,828
-------------------------------------------------------------------------------------------
                                                                        $    11,752,268
-------------------------------------------------------------------------------------------

Insured-Education -- 0.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  3,330      University of California,
                                      Multiple Purpose Project,
                                      (MBIA), 4.75%, 9/1/21             $     3,020,343
-------------------------------------------------------------------------------------------
                                                                        $     3,020,343
-------------------------------------------------------------------------------------------

Insured-Electric Utilities -- 6.4%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  8,000      Northern California Power
                                      Agency (MBIA) Variable Rate,
                                      8/1/25/(1)/                       $     9,520,000

 Aaa         AAA           2,000      Southern California Public
                                      Power Authority, (FGIC)
                                      Variable Rate, 7/1/12/(1)/              2,072,500

 Aaa         AAA           7,070      Southern California Public
                                      Power Authority, (MBIA),
                                      0.00%, 7/1/15                           2,769,248

 Aaa         AAA           6,915      Southern California Public
                                      Power Authority, (MBIA),
                                      5.00%, 1/1/20                           6,584,463
-------------------------------------------------------------------------------------------
                                                                        $    20,946,211
-------------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 5.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  3,300      California Statewide Community
                                      Development Authority,
                                      (AMBAC), 5.68%, 1/1/24            $     3,213,507

 Aaa         AAA           4,350      City of Stockton, Wastewater
                                      Treatment Plant, (FGIC),
                                      6.80%, 9/1/24                           4,908,540

 Aaa         AAA           7,700      Moulton Niguel Water District
                                      (AMBAC), 4.80%, 9/1/17                  7,117,110

 Aaa         AAA          13,985      Visalia Unified School
                                      District, (MBIA), 0.00%,
                                      12/1/17                                 3,869,090
-------------------------------------------------------------------------------------------
                                                                        $    19,108,247
-------------------------------------------------------------------------------------------

Insured-Solid Waste -- 0.5%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  1,500      Inland Empire Solid Waste
                                      Finance Authority, (FSA),
                                      6.25%, 8/1/11                     $     1,673,565
-------------------------------------------------------------------------------------------
                                                                        $     1,673,565
-------------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 1.3%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  4,850      City of San Jose Redevelopment
                                      Agency, (MBIA), 4.75%, 8/1/24     $     4,373,876
-------------------------------------------------------------------------------------------
                                                                        $     4,373,876
-------------------------------------------------------------------------------------------

Insured-Transportation -- 2.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  4,000      City and County of San
                                      Francisco Airport, (MBIA),
                                      6.75%, 5/1/13                     $     4,483,360

 Aaa         AAA           3,125      Port Oakland, CA, (MBIA),
                                      5.375%, 11/1/25                         3,043,156

 Aaa         AAA           7,800      San Joaquin Hills, CA,
                                      Transportation Corridor
                                      Agency, (MBIA), 0.00%, 1/15/24          1,846,494
-------------------------------------------------------------------------------------------
                                                                        $     9,373,010
-------------------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.7%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $  5,000      East Bay Municipal Utilities
                                      District, (MBIA) Variable
                                      Rate, 6/1/08/(1)/                 $     5,256,250

 Aaa         AAA           5,000      East Bay, CA, Municipal
                                      Utility District, (FGIC),
                                      5.00%, 6/1/26                           4,751,550

 Aaa         AAA           2,000      Metropolitan Water District,
                                      Southern California
                                      Waterworks, (MBIA), 5.00%,
                                      7/1/27                                  1,901,900

 Aaa         AAA           3,000      San Diego County Water
                                      Authority, (FGIC) Variable
                                      Rate, 4/22/09/(1)/                      3,461,250
-------------------------------------------------------------------------------------------
                                                                        $    15,370,950
-------------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 18.0%
-------------------------------------------------------------------------------------------
 A1          A          $  6,500      California Public Works,
                                      (University of California),
                                      5.00%, 6/1/23                     $     6,106,360


                       See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
-------------------------------------------------------------------------------------------
Lease Revenue /
Certificates of Participation (continued)
-------------------------------------------------------------------------------------------
 A1          A          $  5,000      California Public Works,
                                      (University of California),
                                      5.25%, 6/1/20                     $     4,940,850

 A1          A             8,000      California Public Works,
                                      (University of California),
                                      5.50%, 6/1/14                           8,314,640

 Aaa         AAA           6,850      California Statewide Public
                                      Works, (J. Paul Getty Trust),
                                      5.00%, 10/1/23                          6,524,625

 A1          A+            4,000      City of Sacramento Financing
                                      Authority, 5.40%, 11/1/20               4,052,720

 NR          NR            7,000      County of Los Angeles, (Marina
                                      Del Ray), 6.50%, 7/1/08                 7,529,200

 Baa1        BBB           5,115      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 3/1/16          1,743,294

 Baa1        BBB           1,925      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 3/1/17            613,036

 Baa1        BBB           5,000      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 9/1/17          1,546,050

 Baa1        BBB           5,370      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 3/1/18          1,612,289

 Baa1        BBB           3,100      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 3/1/20            818,307

 Baa1        BBB           6,925      County of Los Angeles, Disney
                                      Parking Project, 0.00%, 9/1/20          1,774,531

 Baa1        BBB           1,000      County of Los Angeles, Disney
                                      Parking Project, 6.50%, 3/1/23          1,043,500

 Baa3        BBB-          2,750      Inglewood, CA, 7.00%, 8/1/19            2,962,053

 A1          A+            8,000      Pasadena Parking Facility
                                      Project, 6.25%, 1/1/18                  8,925,440
-------------------------------------------------------------------------------------------
                                                                        $    58,506,895
-------------------------------------------------------------------------------------------

Nursing Homes -- 1.0%
-------------------------------------------------------------------------------------------
 NR          NR         $  3,105      Banning, CA, 9.50%, 12/1/11       $     3,185,326
-------------------------------------------------------------------------------------------
                                                                        $     3,185,326
-------------------------------------------------------------------------------------------

Special Tax Revenue -- 9.8%
-------------------------------------------------------------------------------------------
 NR          NR         $  2,880      City of Commerce, Joint Power
                                      Financing Authority,
                                      8.00%, 3/1/22                     $     3,109,968

 NR          NR            1,960      City of Fairfield, North
                                      Cordelia District, 7.375%,
                                      9/2/18                                  2,028,502

 NR          NR              830      City of Fairfield, North
                                      Cordelia District, 8.00%,
                                      9/2/11                                    861,424

 NR          BBB             600      City of Rancho Mirage, Joint
                                      Power Financing Authority,
                                      7.50%, 4/1/17                             655,314

 NR          NR            1,400      City of Simi Valley Community
                                      Development, Sycamore Plaza
                                      II, 8.20%, 9/1/12                       1,411,886

 NR          BBB           5,000      Contra Costa County, Public
                                      Financing Authority,
                                      7.10%, 8/1/22                           5,461,150

 NR          BBB+          8,220      Fontana Redevelopment Agency,
                                      Jurupa Hills, 7.00%, 10/1/14            8,961,197

 NR          NR            3,000      Riverside County Community
                                      Facilities District, 7.55%,
                                      9/1/17                                  3,179,730

 NR          BBB           2,500      Riverside County Redevelopment
                                      Agency, 7.50%, 10/1/26                  2,859,850

 Baa         BBB+          3,000      Westminster Redevelopment
                                      Agency, Community
                                      Redevelopment Project,
                                      7.30%, 8/1/21                           3,271,020
-------------------------------------------------------------------------------------------
                                                                        $    31,800,041
-------------------------------------------------------------------------------------------

Transportation -- 8.6%
-------------------------------------------------------------------------------------------
 NR          BBB        $  3,050      Guam Airport Authority, (AMT),
                                      6.70%, 10/1/23                    $     3,306,749

 Aa3         AA-           2,000      Long Beach, CA (AMT),
                                      7.25%, 5/15/19                          2,078,880

 Baa3        NR           35,975      San Joaquin Hills
                                      Transportation Corridor
                                      Agency, Toll Road Revenue
                                      Bonds, 0.00%, 1/1/27                    7,494,312

 Baa3        NR            4,940      San Joaquin Hills
                                      Transportation Corridor
                                      Agency, Toll Road Revenue
                                      Bonds, 7.00%, 1/1/30                    5,531,516

 Baa3        NR           12,000      San Joaquin Hills, CA,
                                      Transportation Corridor
                                      Agency, Toll Road Revenue
                                      Bonds, 0.00%, 1/1/14                    5,181,120

 Baa3        NR            5,765      San Joaquin Hills, CA,
                                      Transportation Corridor
                                      Agency, Toll Road Revenue
                                      Bonds, 0.00%, 1/1/26                    1,267,147

 Baa2        NR            1,500      Stockton Port District,
                                      7.95%, 1/1/05                           1,545,255

 Baa2        NR            1,500      Stockton Port District,
                                      8.10%, 1/1/14                           1,545,810
-------------------------------------------------------------------------------------------
                                                                        $    27,950,789
-------------------------------------------------------------------------------------------

                       See notes to financial statements

California Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Water and Sewer -- 1.3%
---------------------------------------------------------------------------------------
 Aa          AA         $  4,425      Orange County Water District,
                                      5.00%, 8/15/18                    $     4,194,104
---------------------------------------------------------------------------------------
                                                                        $     4,194,104
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $288,296,835)                                     $   325,532,574
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 23.7% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 14.3% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
---------------------   Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
------------------------------------------------------------------------------------
Cogeneration -- 1.4%
------------------------------------------------------------------------------------
 NR          NR         $  3,100      Palm Beach County, FL,
                                      Okeelanta Power L.P. (AMT),
                                      6.85%, 2/15/21                    $  1,550,000

 NR          NR           11,000      Palm Beach County, FL, Osceola
                                      Power (AMT), 6.95%, 1/1/22           5,390,000
------------------------------------------------------------------------------------
                                                                        $  6,940,000
------------------------------------------------------------------------------------

Education -- 1.2%
------------------------------------------------------------------------------------
 NR          AAA        $  5,500      Volusia County Educational
                                      Facilities, (Embry-Riddle
                                      Aeronautical University)
                                      (CLEE), 6.625%, 10/15/22          $  6,047,855
------------------------------------------------------------------------------------
                                                                        $  6,047,855
------------------------------------------------------------------------------------

Electric Utilities -- 7.4%
------------------------------------------------------------------------------------
 Aa1         AA         $ 14,000      Jacksonville Electric
                                      Authority, Bulk Power Supply
                                      System Scherer 4, 5.25%,
                                      10/1/21                           $ 13,645,799

 Aa1         AA            2,850      Orlando Utilities Commission
                                      Water and Electric, 5.125%,
                                      10/1/19                              2,753,357

 Aa          AA-          10,000      Orlando Utilities Commission
                                      Water and Electric, 5.60%,
                                      10/6/17                             10,064,000

 Baa1        BBB+          5,000      Puerto Rico Electric Power
                                      Authority, 6.25%, 7/1/17             5,322,500

 Baa1        BBB+            185      Puerto Rico Electric Power
                                      Authority, 7.125%, 7/1/14              197,560

 Aa3         AA-           2,515      St. Lucie County Solid Waste
                                      Disposal, (Florida Power &
                                      Light Co.) (AMT), 6.70%, 5/1/27      2,716,955

 NR          NR            1,925      Virgin Islands Water and Sewer
                                      Authority, 7.40%, 7/1/11             2,081,406
------------------------------------------------------------------------------------
                                                                        $ 36,781,577
------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 8.7%
------------------------------------------------------------------------------------
 Aaa         AAA        $  9,225      Dade County, (Baptist Hospital
                                      of Miami), 5.75%, 5/1/21          $  9,595,661

 NR          NR            1,675      Florida Mid-Bay Bridge
                                      Authority, 6.875%, 10/1/22           1,983,083

 Aaa         AAA           5,000      Florida Municipal Power Agency
                                      Stanton II (AMBAC) Variable
                                      Rate, 10/1/20/(1)/                   6,112,500

 A3          A             7,255      Hillsborough Capital
                                      Improvement - Museum of
                                      Science, 6.45%, 1/1/22               7,754,217

 NR          AAA          15,135      Illinois Development Finance
                                      Authority, (Regency Park at
                                      Lincolnwood), 0.00%, 7/15/25         3,131,583

 Aaa         AAA           2,000      Orlando and Orange County,
                                      Expressway Authority (FGIC),
                                      8.25%, 7/1/14                        2,726,360

 Aaa         NR           20,755      Savannah, GA, Economic
                                      Development Authority,
                                      0.00%, 12/1/21                       5,411,244

 Aaa         AAA           5,600      St. Lucie Utility System,
                                      6.00%, 10/1/20                       6,027,224
------------------------------------------------------------------------------------
                                                                        $ 42,741,872
------------------------------------------------------------------------------------

General Obligations -- 13.0%
------------------------------------------------------------------------------------
 Aa2         AA+        $ 32,000      Florida Board of Education,
                                      4.75%, 6/1/22                     $ 29,180,479

 Aa2         AA+          15,235      Florida Board of Education,
                                      5.00%, 6/1/20                       14,519,106

 Aa2         AA+           8,000      Florida Board of General
                                      Services, 6.60%, 7/1/17              8,868,000

 NR          BBB           5,700      Government of Guam,
                                      5.40%, 11/15/18                      5,594,037

 Baa1        A             3,000      Puerto Rico Commonwealth,
                                      6.50%, 7/1/23                        3,312,600

 Baa1        A             2,500      Puerto Rico Public Building
                                      Authority, 6.00%, 7/1/12             2,538,300
------------------------------------------------------------------------------------
                                                                        $ 64,012,522
------------------------------------------------------------------------------------

Hospitals -- 1.8%
------------------------------------------------------------------------------------
 NR          BBB+       $  3,600      Escambia County, Health
                                      Facilities Authority (Baptist
                                      Hospital, Inc. and The Baptist
                                      Manor, Inc.), 6.75%, 10/1/14      $  3,870,036

 NR          AA+           4,750      Jacksonville Health Facilities
                                      Finance Authority, St. Luke's
                                      Hospital Association,
                                      6.75%, 11/15/13                      5,189,375
------------------------------------------------------------------------------------
                                                                        $  9,059,411
------------------------------------------------------------------------------------

                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
------------------------------------------------------------------------------------
Housing -- 11.7%
------------------------------------------------------------------------------------
 Aaa         NR         $  2,000      Broward County, FL, Housing
                                      Finance Authority, SFMR,
                                      (AMT), (GNMA/FNMA),
                                      6.10%, 10/1/19                    $  2,087,420

 NR          AAA             610      Broward County, Housing
                                      Finance Authority, Single
                                      Family, (GNMA) (AMT), 7.35%,
                                      3/1/23                                 646,795

 Aaa         NR            2,005      Clay County, FL, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.55%,
                                      3/1/28                               2,118,804

 NR          AAA           1,300      Clay County, Health Facilities
                                      Authority, Multifamily (GNMA),
                                      7.40%, 12/1/25                       1,374,776

 Aaa         NR            1,015      Dade County, Health Facilities
                                      Authority, Single Family
                                      (AMT), 7.75%, 9/1/22                 1,071,942

 Aaa         NR              290      Dade County, Health Facilities
                                      Authority, Single Family
                                      (GNMA), 7.10%, 9/1/13                  305,924

 NR          AAA           5,850      Dade County, Health Facilities
                                      Authority, Single Family
                                      (GNMA), (AMT), 6.70%, 10/1/28        6,204,218

 Aaa         NR            1,160      Dade County, Health Facilities
                                      Authority, Single Family
                                      (GNMA), (AMT), 7.25%, 9/1/19         1,224,948

 Aaa         NR            2,500      Escambia County, FL, Housing
                                      Finance Authority, SF, (AMT),
                                      5.80%, 10/1/19                       2,524,300

 Aaa         AAA           4,535      Escambia County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.85%,
                                      10/1/17                              4,801,023

 Aaa         AAA           1,640      Escambia County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.90%,
                                      10/1/21                              1,755,538

 Aaa         AAA           1,920      Escambia County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.95%,
                                      10/1/27                              2,056,397

 Aaa         NR            2,540      Escambia County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 7.40%,
                                      10/1/23                              2,685,542

 NR          AAA           1,125      Florida Health Facilities
                                      Authority, 6.35%, 6/1/14             1,180,485

 Aa3         AA            2,500      Florida Health Facilities
                                      Authority (AMT), 6.35%, 7/1/28       2,631,225

 Aaa         NR              800      Hillsborough County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT),
                                      7.875%, 5/1/23                         849,224

 NR          NR            3,405      North Miami, FL, Health Care
                                      Facilities (The Imperial
                                      Club), 9.25%, 1/1/13                 3,867,331

 NR          AAA           6,205      Orange County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.60%,
                                      4/1/28                               6,559,119

 NR          AAA           7,295      Orange County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 6.85%,
                                      10/1/27                              7,595,408

 NR          AAA           1,695      Orange County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), (AMT), 7.375%,
                                      9/1/24                               1,801,005

 Aaa         NR              845      Palm Beach County, Health
                                      Facilities Authority, Single
                                      Family (GNMA), 7.60%, 3/1/23           898,700

 Aaa         NR            1,455      Polk County, Health Facilities
                                      Authority, Single Family
                                      (GNMA), 7.15%, 9/1/23                1,535,723

 Baa         BBB           1,400      Puerto Rico Commonwealth Urban
                                      Renewal and Housing Corp.,
                                      7.875%, 10/1/04                      1,507,996

 Aaa         AAA             635      Puerto Rico Housing Financial
                                      Corp. Single Family (GNMA),
                                      7.65%, 10/15/22                        672,509
------------------------------------------------------------------------------------
                                                                        $ 57,956,352
------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.1%
------------------------------------------------------------------------------------
 NR          NR         $  5,000      Osceola County, IDA, Community
                                      Pooled Loan-93, 7.75%, 7/1/17     $  5,289,800

 Baa3        BBB-          4,500      Puerto Rico Port Authority
                                      (American Airlines) (AMT),
                                      6.25%, 6/1/26                        4,816,170
------------------------------------------------------------------------------------
                                                                        $ 10,105,970
------------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.7%
------------------------------------------------------------------------------------
 Aaa         AAA        $  2,200      Commonwealth of Puerto Rico
                                      Electric Power Authority
                                      STRIPES (FSA), Variable Rate,
                                      7/1/03/(1)/                       $  2,491,500

 Aaa         AAA           3,925      Commonwealth of Puerto Rico,
                                      Electric Power Authority,
                                      (MBIA), 0.00%, 7/1/17                1,441,496

 Aaa         AAA           1,540      Manatee County, Public Utility
                                      (FGIC), 0.00%, 10/1/12                 712,912

                       See notes to financial statements

Florida Municipals Portfolio  as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
------------------------------------------------------------------------------------
Insured-Electric Utilities (continued)
------------------------------------------------------------------------------------
 Aaa         AAA        $  6,500      Port Saint Lucie, FL, (MBIA),
                                      5.00%, 9/1/17                     $  6,284,850

 Aaa         AAA           2,200      Puerto Rico Electric Power
                                      Authority, (FSA) Variable
                                      Rate, 7/1/02/(1)/                    2,436,500
------------------------------------------------------------------------------------
                                                                        $ 13,367,258
------------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
------------------------------------------------------------------------------------
 Aaa         NR         $  7,000      Massachusetts State Turnpike
                                      Authority, (FGIC),
                                      5.125%, 1/1/23                    $  6,981,730
------------------------------------------------------------------------------------
                                                                        $  6,981,730
------------------------------------------------------------------------------------

Insured-Hospitals -- 7.6%
------------------------------------------------------------------------------------
 Aaa         AAA        $  8,000      Charlotte County, Health Care,
                                      Bon-Secours Health System
                                      (FSA) Variable Rate, 8/26/27/(1)/ $  8,780,000

 Aaa         AAA          23,355      Jacksonville Health Authority,
                                      Daughters of Charity (MBIA),
                                      5.00%, 11/15/15                     22,702,694

 Aaa         AAA           2,000      Lee County, (Memorial
                                      Hospital) (MBIA) Variable
                                      Rate, 4/1/20/(1)/                    2,387,500

 Aaa         AAA           3,000      Orange County, Health
                                      Facilities Authority (MBIA)
                                      Variable Rate, 10/29/21/(1)/         3,607,500
------------------------------------------------------------------------------------
                                                                        $ 37,477,694
------------------------------------------------------------------------------------

Insured-Housing -- 3.9%
------------------------------------------------------------------------------------
 Aaa         AAA        $    970      Brevard County, Housing
                                      Finance Authority, Single
                                      Family (FSA), 7.00%, 3/1/13       $  1,029,587

 Aaa         AAA           1,720      Duval County, Health
                                      Facilities Authority, Single
                                      Family (FGIC), 7.35%, 7/1/24         1,836,908

 Aaa         AAA           6,530      Florida Health Facilities
                                      Authority, (Maitland Club
                                      Apartments), (AMBAC), (AMT),
                                      6.875%, 8/1/26                       7,054,228

 Aaa         AAA           3,000      Florida Health Facilities
                                      Authority, Brittany of
                                      Rosemont (AMBAC) (AMT),
                                      6.875%, 8/1/26                       3,240,840

 Aaa         AAA           3,000      Florida HFA, (MBIA), (AMT),
                                      5.90%, 7/1/29                        3,058,290

 Aaa         AAA        $  2,675      Lee County, SCA Multifamily
                                      (FSA) (AMT), 7.05%, 1/1/30        $  2,894,698
------------------------------------------------------------------------------------
                                                                        $ 19,114,551
------------------------------------------------------------------------------------

Insured-Life Care -- 0.1%
------------------------------------------------------------------------------------
 Aaa         AAA        $    500      Alachua County Health
                                      Facility, Mental Health
                                      Services (CGIC), 7.75%, 7/1/10    $    552,905
------------------------------------------------------------------------------------
                                                                        $    552,905
------------------------------------------------------------------------------------

Insured-Miscellaneous -- 0.6%
------------------------------------------------------------------------------------
 Aaa         AAA        $  2,000      Escambia County (MBIA),
                                      7.20%, 1/1/15                     $  2,110,780

 Aaa         AAA             799      Osceola County, Industrial
                                      Development Authority,
                                      Community Provider Pooled Loan
                                      Program (CGIC), 7.75%, 7/1/10          859,133
------------------------------------------------------------------------------------
                                                                        $  2,969,913
------------------------------------------------------------------------------------

Insured-Solid Waste -- 0.3%
------------------------------------------------------------------------------------
 AAA         AAA        $  1,500      St. John's County Solid Waste
                                      Disposal (FGIC),
                                      7.25%, 11/1/10                    $  1,645,650
------------------------------------------------------------------------------------
                                                                        $  1,645,650
------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 8.1%
------------------------------------------------------------------------------------
 Aaa         AAA        $  1,000      City of Jacksonville (FGIC)
                                      (AMT), 0.00%, 10/1/10             $    514,290

 Aaa         AAA           1,000      City of Jacksonville (FGIC)
                                      (AMT), 0.00%, 10/1/11                  484,000

 Aaa         AAA           2,000      City of Jacksonville (FGIC)
                                      (AMT), 0.00%, 10/1/12                  912,420

 Aaa         AAA           1,185      City of Opa-Locka (FGIC),
                                      7.00%, 1/1/14                        1,346,030

 Aaa         AAA           1,160      Dade County, FL, Professional
                                      Sports Franchise, (MBIA),
                                      0.00%, 10/1/19                         356,097

 Aaa         AAA           3,835      Dade, Professional Sports
                                      Franchise (MBIA), 0.00%,
                                      10/1/23                                937,888

 Aaa         AAA           4,250      Lakeland, FL, Capital
                                      Improvement Revenue, (MBIA),
                                      5.00%, 10/1/17                       4,134,783


                       See notes to financial statements

Florida Municipals Portfolio  as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
------------------------------------------------------------------------------------
Insured-Special Tax Revenue (continued)
------------------------------------------------------------------------------------
 Aaa         AAA        $  1,840      St. Petersburg, FL, Excise Tax
                                      Revenue, (FGIC),
                                      5.00%, 10/1/16                    $  1,807,892

 Aaa         AAA           3,160      St. Petersburg, FL, Excise Tax
                                      Revenue, (FGIC),
                                      5.00%, 10/1/16                       3,047,314

 Aaa         AAA           2,000      Sunrise Public Facilities
                                      (MBIA), 0.00%, 10/1/10               1,041,700

 Aaa         AAA           1,760      Sunrise Public Facilities
                                      (MBIA), 0.00%, 10/1/12                 814,757

 Aaa         AAA           2,840      Sunrise Public Facilities
                                      (MBIA), 0.00%, 10/1/14               1,166,956

 Aaa         AAA           4,140      Sunrise Public Facilities
                                      (MBIA), 0.00%, 10/1/16               1,512,425

 Aaa         AAA           2,525      Sunrise Public Facilities
                                      (MBIA), 0.00%, 10/1/17                 874,812

 Aaa         AAA           4,000      Sunrise, FL, Public Facilities
                                      Revenue, (MBIA),
                                      0.00%, 10/1/15                       1,554,360

 Aaa         AAA           2,770      Tampa, FL, Sports Authority
                                      Revenue, (MBIA),
                                      5.25%, 1/1/17                        2,766,427

 Aaa         AAA          11,500      Tampa, FL, Sports Authority
                                      Revenue, (MBIA),
                                      5.25%, 1/1/17                       11,485,164

 Aaa         AAA           2,000      Tampa, FL, Utility Tax
                                      Revenue, (AMBAC), 0.00%,
                                      10/1/18                                650,480

 Aaa         AAA           6,800      Tampa, FL, Utility Tax
                                      Revenue, (AMBAC), 0.00%, 4/1/19      2,144,244

 Aaa         AAA           5,000      Tampa, FL, Utility Tax
                                      Revenue, (AMBAC), 0.00%,
                                      10/1/19                              1,534,900

 Aaa         AAA           4,000      Tampa, FL, Utility Tax
                                      Revenue, (AMBAC), 0.00%,
                                      10/1/20                              1,155,960
------------------------------------------------------------------------------------
                                                                        $ 40,242,899
------------------------------------------------------------------------------------

Insured-Transportation -- 9.0%
------------------------------------------------------------------------------------
 Aaa         AAA        $  3,475      Dade County Aviation
                                      Facilities (MBIA) (AMT),
                                      6.00%, 10/1/24                    $  3,607,293

 Aaa         AAA           4,000      Dade County Aviation
                                      Facilities (MBIA) (AMT),
                                      6.55%, 10/1/13                       4,355,280

 Aaa         AAA           4,150      Dade County Aviation
                                      Facilities (MBIA) (AMT),
                                      6.60%, 10/1/22                       4,518,064

 Aaa         AAA           1,710      Dade County Seaport, (MBIA),
                                      5.125%, 10/1/26                      1,658,529

 Aaa         AAA           8,455      Florida State Turnpike
                                      Authority (FGIC), 6.35%, 7/1/22      9,110,093

 Aaa         AAA        $  8,650      Greater Orlando, FL, Aviation
                                      Authority, (FGIC) (AMT),
                                      6.375%, 10/1/21                   $  9,313,801

 Aaa         AAA           9,100      Massachusetts State Turnpike
                                      Authority (MBIA),
                                      5.00%, 1/1/20                        8,907,899

 Aaa         AAA           2,910      State of Florida, Department
                                      of Transportation, (Right of
                                      Way), (FGIC), 5.00%, 7/1/21          2,792,582
------------------------------------------------------------------------------------
                                                                        $ 44,263,541
------------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.1%
------------------------------------------------------------------------------------
 Aaa         AAA        $  2,500      Broward County, (AMBAC),
                                      5.125%, 10/1/15                   $  2,469,050

 Aaa         AAA           2,000      City of Fort Myers Utility
                                      (FGIC), 5.00%, 10/1/16               1,928,680

 Aaa         AAA          12,005      Dade County, FL, Water and
                                      Sewer System, (FGIC),
                                      5.50%, 10/1/25                      12,069,226

 Aaa         AAA           4,155      Sanford, FL, Water and Sewer
                                      Revenue, (AMBAC),
                                      4.50%, 10/1/21                       3,635,002
------------------------------------------------------------------------------------
                                                                        $ 20,101,958
------------------------------------------------------------------------------------

Life Care -- 1.5%
------------------------------------------------------------------------------------
 NR          NR         $  6,895      Atlantic Beach, Fixed Rate
                                      Improvement, (Fleet Landing
                                      Project), 8.00%, 10/1/24          $  7,489,142
------------------------------------------------------------------------------------
                                                                        $  7,489,142
------------------------------------------------------------------------------------

Nursing Homes -- 5.3%
------------------------------------------------------------------------------------
 NR          NR         $    300      Broward County, Industrial
                                      Development Authority (Beverly
                                      Enterprises - Florida, Inc.),
                                      9.80%, 11/1/10                    $    338,181

 NR          NR              430      Charlotte County, Industrial
                                      Development Authority (Beverly
                                      Enterprises), 10.00%, 6/1/11           491,499

 NR          NR            6,520      Citrus County, Industrial
                                      Development Authority (Beverly
                                      Enterprises), 7.25%, 4/1/03          6,662,723

                       See notes to financial statements

Florida Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)
---------------------   Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)      Security                          Value
-------------------------------------------------------------------------------------
Nursing Homes (continued)
-------------------------------------------------------------------------------------
 NR          AAA        $  4,285      Dade County, Industrial
                                      Development Authority - Club
                                      Care Center (GNMA),
                                      6.60%, 1/20/18                    $   4,591,206

 NR          AAA           5,075      Dade County, Industrial
                                      Development Authority -
                                      Gramercy Park Nursing Care
                                      (FHA),  6.60%, 8/1/23                 5,492,571

 NR          NR            1,955      Highlands County, Industrial
                                      Development Authority,
                                      (Beverly Enterprises -
                                      Florida, Inc.), 9.25%, 7/1/07         2,194,233

 Baa1        NR            3,750      Jacksonville Health - (Cypress
                                      Village), 7.00%, 12/1/22              4,043,213

 NR          NR              360      Okaloosa County, FL, (Beverly
                                      Enterprises), 10.75%, 10/1/03           371,974

 NR          NR              655      Orange County, Industrial
                                      Development Authority,
                                      (Beverly Enterprises), 9.25%,
                                      8/1/10                                  736,364

 NR          NR            1,000      Winter Garden, (Beverly
                                      Enterprises), 8.75%, 7/1/12           1,129,110
-------------------------------------------------------------------------------------
                                                                        $  26,051,074
-------------------------------------------------------------------------------------

Solid Waste -- 0.8%
-------------------------------------------------------------------------------------
 A           A-         $  3,605      Broward County, (Waste Energy
                                      Co., L.P. North),
                                      7.95%, 12/1/08                    $   3,929,594
-------------------------------------------------------------------------------------
                                                                        $   3,929,594
-------------------------------------------------------------------------------------

Special Tax Revenue -- 2.5%
-------------------------------------------------------------------------------------
 A1          AA-        $  3,000      City of Orlando, 6.00%, 10/1/22   $   3,111,450

 Baa1        A             9,250      Commonwealth of Puerto Rico
                                      Highway and Transportation
                                      Authority, 5.00%, 7/1/36              8,636,818

 Baa1        A               700      Commonwealth of Puerto Rico
                                      Highway and Transportation
                                      Authority, 5.50%, 7/1/36                704,011
-------------------------------------------------------------------------------------
                                                                        $  12,452,279
-------------------------------------------------------------------------------------

Transportation -- 4.3%
-------------------------------------------------------------------------------------
 NR          NR         $ 10,140      Mid-Bay Bridge Authority,
                                      6.125%, 10/1/22                   $  10,426,962

 Aa2         AA+          10,800      State of Florida, Jacksonville
                                      Transportation, 5.25%, 7/1/22        10,622,772
-------------------------------------------------------------------------------------
                                                                        $  21,049,734
-------------------------------------------------------------------------------------

Water and Sewer -- 0.5%
-------------------------------------------------------------------------------------
 Baa1        BBB+       $  2,500      Hillsborough County Utility,
                                      6.625%, 8/1/11                    $   2,687,725
-------------------------------------------------------------------------------------

                                                                        $   2,687,725
-------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $462,068,417)                                     $ 494,023,206
-------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 37.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.3% to 12.7% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS



Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Assisted Living -- 0.7%
---------------------------------------------------------------------------------------
 NR          AAA        $  1,500      Massachusetts IFA (Briscoe
                                      House) (FHA), 7.125%, 2/1/36      $  1,709,655
---------------------------------------------------------------------------------------
                                                                        $  1,709,655
---------------------------------------------------------------------------------------

Education -- 3.6%
---------------------------------------------------------------------------------------
 Aa1         AA+        $  1,625      Massachusetts Health and
                                      Educational Facilities
                                      Authority (HEFA) (Amherst
                                      College), 6.80%, 11/1/21          $  1,770,974

 NR          AAA           3,400      Massachusetts HEFA (Merrimack
                                      College), 7.125%, 7/1/12             3,853,934

 A1          A+              250      Massachusetts HEFA (Tufts
                                      University), 7.75%, 8/1/13             262,558

 Baa3        BBB-          1,250      Massachusetts IFA, (Dana
                                      Hall), 5.90%, 7/1/27                 1,274,513

 A1          NR            2,000      New England Educational Loan
                                      Marketing Corp., (AMT),
                                      6.90%, 11/1/09                       2,216,680
---------------------------------------------------------------------------------------
                                                                        $  9,378,659
---------------------------------------------------------------------------------------

Electric Utilities -- 6.2%
---------------------------------------------------------------------------------------
 NR          BBB        $  1,545      Guam Power Authority,
                                      5.25%, 10/1/23                    $  1,475,475

 Baa2        BBB+          5,060      Massachusetts Municipal
                                      Wholesale Electric Co.,              5,412,429
                                      6.625%, 7/1/18

 Baa2        BBB+          3,500      Massachusetts Municipal
                                      Wholesale Electric Co., 6.75%,       3,769,570
                                      7/1/11

 Baa1        BBB+          3,000      Puerto Rico Electric Power
                                      Authority, 0.00%, 7/1/17             1,061,370

 Baa1        BBB+         13,055      Puerto Rico Electric Power
                                      Authority, 0.00%, 7/1/17             4,618,728
---------------------------------------------------------------------------------------
                                                                        $ 16,337,572
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.0%
---------------------------------------------------------------------------------------
 NR          AAA        $ 11,825      Massachusetts General
                                      Obligations Federal Assisted
                                      Housing, Section 8, 0.00%,
                                      2/1/23                            $  2,432,284

 NR          NR            2,400      Massachusetts HEFA (Fairview
                                      Care Facilities), 10.25%,
                                      1/1/21                               2,894,424
---------------------------------------------------------------------------------------
                                                                        $  5,326,708
---------------------------------------------------------------------------------------

General Obligations -- 4.5%
---------------------------------------------------------------------------------------
 A1          A+         $  3,400      Commonwealth of Massachusetts,
                                      5.00%, 1/1/12                     $  3,352,060

 NR          BBB             200      Government of Guam,
                                      5.375%, 11/15/13                       197,126

 NR          BBB           2,145      Government of Guam,
                                      5.40%, 11/15/18                      2,105,124

 A1          A+            3,015      Massachusetts Bay Transit
                                      Authority, (MBTA),
                                      5.50%, 3/1/21                        3,020,427

 A1          A+            1,000      Massachusetts Bay Transit
                                      Authority, (MBTA),
                                      5.90%, 3/1/12                        1,052,060

 Aaa         NR            1,700      Town of Nantucket,
                                      6.80%, 12/1/11                       1,896,945

 A1          A+              250      University of Massachusetts
                                      Building Authority,
                                      7.20%, 5/1/04                          285,083
---------------------------------------------------------------------------------------
                                                                        $ 11,908,825
---------------------------------------------------------------------------------------

Hospitals -- 16.4%
---------------------------------------------------------------------------------------
 A1          A          $  3,000      Massachusetts HEFA (Charlton
                                      Memorial Hospital),
                                      7.25%, 7/1/13                     $  3,285,480

 Aa2         AA+           2,000      Massachusetts HEFA (Daughters
                                      of Charity Health System),
                                      6.10%, 7/1/14                        2,119,320

 NR          A-            1,020      Massachusetts HEFA (Jordan
                                      Hospital), 6.875%, 10/1/15           1,107,842

 NR          A-            2,870      Massachusetts HEFA (Jordan
                                      Hospital), 6.875%, 10/1/22           3,110,563

 Baa3        BB+           5,500      Massachusetts HEFA
                                      (Milford-Whitinsville
                                      Hospital), 7.75%, 7/15/17            6,014,635

 Baa1        BBB+          2,000      Massachusetts HEFA (New
                                      England Baptist Hospital),
                                      7.35%, 7/1/17                        2,162,340

 NR          BBB-          2,600      Massachusetts HEFA
                                      (North Adams Regional
                                      Hospital), 6.625%, 7/1/18            2,733,406

 Baa2        BBB           5,255      Massachusetts HEFA (Sisters of
                                      Providence Health System),
                                      6.50%, 11/15/08                      5,538,770

 Baa2        BBB           2,085      Massachusetts HEFA (Sisters of
                                      Providence Health System),
                                      6.625%, 11/15/22                     2,203,470

 A1          AA-             530      Massachusetts HEFA (Spaulding
                                      Rehabilitation Hospital),
                                      7.625%, 7/1/21                         552,965

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Hospitals (continued)
---------------------------------------------------------------------------------------
 NR          AA         $  1,475      Massachusetts HEFA, (FHA),
                                      (Deutsches Altenheim),
                                      7.70%, 11/1/31                    $  1,594,696

 NR          NR            8,000      Massachusetts IFA,
                                      0.00%, 8/1/08                        4,574,640

 NR          NR            9,000      Massachusetts IFA (Biomedical
                                      Research Corp.), 0.00%, 8/1/09       4,831,650

 NR          NR            6,000      Massachusetts IFA (Biomedical
                                      Research Corp.), 0.00%, 8/1/10       3,018,240
---------------------------------------------------------------------------------------
                                                                        $ 42,848,017
---------------------------------------------------------------------------------------

Housing -- 10.4%
---------------------------------------------------------------------------------------
 NR          AAA        $  2,750      Framingham Housing Authority,
                                      (GNMA), 6.65%, 2/20/32            $  2,880,323

 A1          A+            5,000      Massachusetts HFA,
                                      6.375%, 4/1/21                       5,244,100

 Aa          A+            7,160      Massachusetts HFA, (AMT),
                                      6.60%, 12/1/26                       7,562,177

 Aa          A+            6,365      Massachusetts HFA, (AMT),
                                      6.60%, 12/1/26                       6,722,522

 Aa          A+            2,195      Massachusetts HFA, (AMT),
                                      8.10%, 6/1/20                        2,258,304

 Aa          A+            1,500      Massachusetts HFA, (AMT),
                                      8.10%, 12/1/21                       1,548,750

 Aaa         AAA           1,000      Massachusetts HFA, (FNMA),
                                      6.875%, 11/15/11                     1,084,630
---------------------------------------------------------------------------------------
                                                                        $ 27,300,806
---------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.6%
---------------------------------------------------------------------------------------
 NR          NR         $  2,075      Massachusetts IFA (Hingham
                                      Water Co.), (AMT),
                                      6.60%, 12/1/15                    $  2,227,865

 NR          NR            3,000      Massachusetts IFA (Hingham
                                      Water Co.), (AMT),
                                      6.90%, 12/1/29                       3,261,060

 Baa3        BBB-          3,750      Puerto Rico Port Authority
                                      (American Airlines), (AMT),
                                      6.25%, 6/1/26                        4,013,475
---------------------------------------------------------------------------------------
                                                                        $  9,502,400
---------------------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,000      Massachusetts HEFA, (Berklee
                                      College of Music), (MBIA),
                                      5.10%, 10/1/27                    $    958,540
---------------------------------------------------------------------------------------
                                                                        $    958,540
---------------------------------------------------------------------------------------

Insured-Education -- 1.2%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,950      Massachusetts Educational
                                      Finance Authority, (AMBAC),
                                      (AMT), 7.30%, 1/1/12              $  2,109,647

 Aaa         AAA             290      Massachusetts Educational
                                      Finance Authority, (MBIA),
                                      (AMT), 7.25%, 1/1/09                   312,095


 Aaa         AAA             400      Massachusetts HEFA (Boston
                                      University) "RIBS",
                                      (MBIA),Variable
                                      Rate, 10/1/31/(1)/                     468,500

 Aaa         AAA             250      Massachusetts HEFA
                                      (Northeastern University),
                                      (AMBAC), 7.50%, 10/1/08                263,398
---------------------------------------------------------------------------------------
                                                                        $  3,153,640
---------------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.7%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  2,000      Massachusetts Municipal
                                      Wholesale Electric Co.,
                                      (MBIA), 4.75%, 7/1/10             $  1,940,280
---------------------------------------------------------------------------------------
                                                                        $  1,940,280
---------------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,795      City of Boston, (FSA),
                                      4.875%, 9/1/09                    $  1,796,687

 NR          AAA           1,000      Commonwealth of Puerto Rico
                                      "RIBS" (AMBAC), Variable
                                      Rate, 7/1/15/(1)/                    1,090,000

 Aaa         AAA             600      Town of Tyngsborough, (AMBAC),
                                      6.90%, 5/15/08                         669,714
---------------------------------------------------------------------------------------
                                                                        $  3,556,401
---------------------------------------------------------------------------------------

Insured-Hospitals -- 8.5%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    300      Massachusetts HEFA (Berkshire
                                      Health Systems), (MBIA),
                                      7.60%, 10/1/14                    $    316,827

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Insured-Hospitals (continued)
---------------------------------------------------------------------------------------
 Aaa         AAA        $  3,750      Massachusetts HEFA (Beth
                                      Israel Hospital), (AMBAC),
                                      (AMT), Variable Rate, 7/1/25/(1)/ $  4,082,813

 Aaa         AAA           1,040      Massachusetts HEFA (Beverly
                                      Hospital), (MBIA),
                                      7.30%, 7/1/13                        1,111,708

 Aaa         AAA           1,500      Massachusetts HEFA (Capital
                                      Assist Program), (MBIA),
                                      7.20%, 7/1/09                        1,602,240

 Aaa         AAA           1,885      Massachusetts HEFA (Fallon
                                      Healthcare System), (FSA),
                                      6.75%, 6/1/20/(2)/                   2,078,778

 Aaa         AAA           2,000      Massachusetts HEFA (St.
                                      Elizabeth Hospital Issue)
                                      "LEVRRS", (FSA), Variable            2,340,000
                                      Rate, 8/12/21/(1)/

 Aaa         AAA           2,600      Massachusetts HEFA (St. Luke's
                                      Hospital) "Yield Curve Notes",
                                      (MBIA), Variable
                                      Rate, 8/15/13/(1)/                   2,756,000

 Aaa         AAA           2,600      Massachusetts HEFA (St. Luke's
                                      Hospital) "Yield Curve Notes",
                                      (MBIA), Variable
                                      Rate, 8/15/23/(1)/                   2,700,750

 Aaa         AAA           3,000      Massachusetts HEFA (The
                                      Medical Center of Central
                                      Massachusetts) (AMBAC),
                                      "CARS", Variable                     3,618,750
                                      Rate, 6/23/22/(1)/

 Aaa         AAA             700      Massachusetts HEFA (University
                                      Hospital), (MBIA),
                                      7.25%, 7/1/19                          763,546

 Aaa         AAA           1,000      Massachusetts HEFA, (Lowell
                                      General Hospital), Series B,
                                      (FSA), 5.25%, 6/1/16                   983,570
---------------------------------------------------------------------------------------
                                                                        $ 22,354,982
---------------------------------------------------------------------------------------

Insured-Housing -- 0.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,500      Massachusetts HFA, (AMBAC),
                                      6.45%, 1/1/36                     $  1,586,565
---------------------------------------------------------------------------------------
                                                                        $  1,586,565
---------------------------------------------------------------------------------------

Insured-Life Care -- 0.9%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  2,465      Massachusetts HEFA, (Partners
                                      Healthcare), (MBIA),
                                      5.375%, 7/1/17                    $  2,448,485
---------------------------------------------------------------------------------------
                                                                        $  2,448,485
---------------------------------------------------------------------------------------

Insured-Transportation -- 5.5%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  5,860      Massachusetts Port Authority,
                                      (AMT), (FGIC), 7.50%, 7/1/20      $  6,397,538

 Aaa         NR           26,970      Massachusetts Turnpike
                                      Authority, (MBIA), 0.00%,            5,162,867
                                      1/1/28

 Aaa         NR            2,970      Massachusetts Turnpike
                                      Authority, (MBIA), 5.00%,
                                      1/1/37                               2,749,775
---------------------------------------------------------------------------------------
                                                                        $ 14,310,180
---------------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.9%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  2,500      Massachusetts Water Resources
                                      Authority, (MBIA),
                                      4.75%, 12/1/21                    $  2,266,275
---------------------------------------------------------------------------------------
                                                                        $  2,266,275
---------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.8%
---------------------------------------------------------------------------------------
 NR          A-         $  7,800      Plymouth County, MA (Plymouth
                                      County Correctional Facility),
                                      7.00%, 4/1/22                     $  8,733,738

 NR          BBB           1,200      Puerto Rico Industrial,
                                      Tourist, Educational, Medical
                                      and Environmental Control
                                      Authority (Guaynabo Municipal
                                      Government Center Lease),
                                      5.625%, 7/1/22                       1,201,320
---------------------------------------------------------------------------------------
                                                                        $  9,935,058
---------------------------------------------------------------------------------------

Life Care -- 0.8%
---------------------------------------------------------------------------------------
 NR          AAA        $  2,000      Boston, MA, Industrial
                                      Development Financing
                                      Authority, 6.00%, 2/1/37          $  2,056,140
---------------------------------------------------------------------------------------
                                                                        $  2,056,140
---------------------------------------------------------------------------------------

Nursing Homes -- 1.3%
---------------------------------------------------------------------------------------
 NR          NR         $  3,225      Massachusetts IFA (Age
                                      Institute of Massachusetts),
                                      8.05%, 11/1/25                    $  3,405,439
---------------------------------------------------------------------------------------
                                                                        $  3,405,439
---------------------------------------------------------------------------------------

Solid Waste -- 0.5%
---------------------------------------------------------------------------------------
 NR          NR         $  1,145      City of Pittsfield, Vicon
                                      Recovery Associates, 7.95%,       $  1,193,285
                                      11/1/04
---------------------------------------------------------------------------------------
                                                                        $  1,193,285
---------------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Special Tax Revenue -- 3.5%
---------------------------------------------------------------------------------------
 Baa1        A          $  3,300      Commonwealth of Puerto Rico
                                      Highway and Transportation
                                      Authority, 5.00%, 7/1/36          $  3,081,243

 Aa3         AA            3,500      State of Massachusetts,
                                      5.00%, 6/1/17                        3,372,425

 NR          NR            2,350      Virgin Islands Public Finance
                                      Authority, 7.25%, 10/1/18            2,624,856
---------------------------------------------------------------------------------------
                                                                        $  9,078,524
---------------------------------------------------------------------------------------

Transportation -- 12.0%
---------------------------------------------------------------------------------------
 NR          BBB        $  5,950      Guam Airport Authority, (AMT),
                                      6.70%, 10/1/23                    $  6,450,871

 Aa3         AA-           3,000      Massachusetts Port Authority,
                                      (AMT), 5.375%, 7/1/27                2,915,190

 A1          NR           22,535      Massachusetts Turnpike
                                      Authority, 5.00%, 1/1/20            22,059,285
---------------------------------------------------------------------------------------
                                                                        $ 31,425,346
---------------------------------------------------------------------------------------

Water and Sewer -- 10.6%
---------------------------------------------------------------------------------------
 Baa1        BBB        $ 12,185      City of Boston (Harbor
                                      Electric Energy Co.), (AMT),
                                      7.375%, 5/15/15                   $ 13,281,283

 A2          A             7,175      Massachusetts Water Resources
                                      Authority, 5.00%, 3/1/22             6,704,894

 A2          A             1,500      Massachusetts Water Resources
                                      Authority, 5.25%, 3/1/13             1,495,230

 A2          A             4,165      Massachusetts Water Resources
                                      Authority, 5.25%, 12/1/15            4,174,371

 NR          NR            2,000      Virgin Islands Water and Power
                                      Authority, 7.60%, 1/1/12             2,238,140
---------------------------------------------------------------------------------------
                                                                        $ 27,893,918
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $238,584,146)                                     $261,875,700
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 20.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.4% to 9.8% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Mississippi Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)     Security                            Value
---------------------------------------------------------------------------------------
Education -- 2.3%
---------------------------------------------------------------------------------------
 NR          A          $   470      University of Mississippi
                                     Educational Building Athletic
                                     Facility, 6.20%, 6/1/16             $      503,699
---------------------------------------------------------------------------------------
                                                                         $      503,699
---------------------------------------------------------------------------------------

Electric Utilities -- 9.1%
---------------------------------------------------------------------------------------
 NR          BBB        $   810      Guam Power Authority,
                                     6.625%, 10/1/14                     $      878,874

 Baa3        NR           1,000      Warren County (Mississippi Power
                                     & Light Co.), 7.00%, 4/1/22              1,099,630
---------------------------------------------------------------------------------------
                                                                         $    1,978,504
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.6%
---------------------------------------------------------------------------------------
 A           NR         $   600      Mississippi Hospital Equipment
                                     and Facilities Authority, (Rankin
                                     Medical Center), 5.60%, 3/1/19      $      646,158

 Aaa         NR           1,500      Mississippi Housing Finance
                                     Corp., Single Family, (AMT),
                                     0.00%, 6/1/15                              577,560
---------------------------------------------------------------------------------------
                                                                         $    1,223,718
---------------------------------------------------------------------------------------

General Obligations -- 3.6%
---------------------------------------------------------------------------------------
 Aa3         AA         $   200      State of Mississippi,
                                     5.10%, 11/15/12                     $      203,776

 Aa3         NR             500      State of Mississippi,
                                     6.75%, 12/1/14                             570,450
---------------------------------------------------------------------------------------
                                                                         $      774,226
---------------------------------------------------------------------------------------

Hospitals -- 2.1%
---------------------------------------------------------------------------------------
 Baa3        BBB        $   450      Mississippi Hospital Equipment
                                     and Facilities Authority, (Rush
                                     Medical Foundation Project),
                                     6.00%, 1/1/22                       $      450,500
---------------------------------------------------------------------------------------
                                                                         $      450,500
---------------------------------------------------------------------------------------

Housing -- 14.0%
---------------------------------------------------------------------------------------
 Aa          NR         $   500      Hinds County, Woodridge
                                     Apartments, (FHA), 6.25%, 11/1/27   $      523,490

 Aaa         NR             500      Mississippi Home Corp., Single
                                     Family, (AMT), (GNMA), 6.625%,
                                     4/1/27                                     530,560

 Aaa         NR             415      Mississippi Home Corp., Single
                                     Family, Access Program, (AMT),
                                     (GNMA), 8.10%, 12/1/24                     463,480

 Aaa         NR             870      Mississippi Home Corp., Single
                                     Family, Access Program, (AMT),
                                     (GNMA), 8.125%, 12/1/24                    969,650

 Aaa         NR             500      Mississippi Home Corp., Single
                                     Family, Access Program, (GNMA),
                                     (AMT), 6.00%, 12/1/27                      565,535
---------------------------------------------------------------------------------------
                                                                         $    3,052,715
---------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.3%
---------------------------------------------------------------------------------------
 A2          A          $ 1,000      Lowndes County (Weyerhaeuser
                                     Co.), 6.80%, 4/1/22                 $    1,180,610

 NR          AA-            500      Mississippi Business Finance
                                     Corp., (AMT), 7.15%, 5/1/16/(1)/           547,950

 Baa3        BBB-           490      Puerto Rico Port Authority
                                     (American Airlines), (AMT),                524,427
                                     6.25%, 6/1/26

 A3          A-             600      Warren County (International
                                     Paper Co.), (AMT), 6.60%, 3/1/19           653,706
---------------------------------------------------------------------------------------
                                                                         $    2,906,693
---------------------------------------------------------------------------------------

Insured-Education -- 5.1%
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Mississippi Educational
                                     Facilities Authority, (Milsaps
                                     College), (MBIA), 6.50%, 11/1/19    $    1,119,190
---------------------------------------------------------------------------------------
                                                                         $    1,119,190
---------------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.3%
---------------------------------------------------------------------------------------
 Aaa         AAA        $   750      Jackson County, Gautier Utility
                                     District, (MBIA), 6.375%, 3/1/12    $      813,983

 Aaa         AAA            300      Puerto Rico, Electric Power
                                     Authority (FSA) Variable Rate,
                                     7/1/03/(2)/                                339,750
---------------------------------------------------------------------------------------
                                                                         $    1,153,733
---------------------------------------------------------------------------------------

Insured-General Obligations -- 7.0%
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Desoto County School District,
                                     (MBIA), 4.75%, 2/1/13               $      953,790

 Aaa         AAA            500      Hinds County, (MBIA),
                                     6.25%, 3/1/11                              566,845
---------------------------------------------------------------------------------------
                                                                         $    1,520,635
---------------------------------------------------------------------------------------

                       See notes to financial statements

Mississippi Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)     Security                            Value
---------------------------------------------------------------------------------------
Insured-Hospitals -- 14.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      City of Gulfport (Gulfport
                                     Memorial Hospital), (MBIA),         $    1,066,610
                                     6.20%, 7/1/18

 Aaa         AAA          1,275      Hinds County (Mississippi
                                     Methodist Hospital), (AMBAC),
                                     5.60%, 5/1/12                            1,362,376

 Aaa         AAA            200      Mississippi Development Bank
                                     (Adams County Hospital), 5.75%,
                                     7/1/16                                     208,286

 Aaa         AAA            500      Mississippi Hospital Equipment
                                     and Facilities Authority
                                     (Mississippi Baptist Medical
                                     Center), (MBIA),
                                     6.00%, 5/1/13                              533,370
---------------------------------------------------------------------------------------
                                                                         $    3,170,642
---------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 3.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $   750      Medical Center Building Corp.,
                                     (University of Mississippi
                                     Medical Center), (MBIA), 5.80%,
                                     12/1/14                             $      786,105
---------------------------------------------------------------------------------------
                                                                         $      786,105
---------------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $   500      City of Natchez, Combined Water
                                     and Sewer System, (MBIA),
                                     5.70%, 8/1/17                       $      514,460
---------------------------------------------------------------------------------------
                                                                         $      514,460
---------------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 9.6%
---------------------------------------------------------------------------------------
 NR          A          $ 1,000      Mississippi Development Bank,
                                     Golden Triangle Solid Waste,
                                     6.00%, 7/1/15                       $    1,037,500

 A2          NR           1,000      Mississippi University
                                     Educational Building Corp.,
                                     Facilities Renovation, 6.15%,
                                     6/15/15                                  1,058,960
---------------------------------------------------------------------------------------
                                                                         $    2,096,460
---------------------------------------------------------------------------------------

Life Care -- 1.0%
---------------------------------------------------------------------------------------
 NR          NR         $   200      Ridgeland, MS, Urban Renewal, The
                                     Orchard Project Series 1993A,
                                     7.75%, 12/1/15                      $      214,032
---------------------------------------------------------------------------------------
                                                                         $      214,032
---------------------------------------------------------------------------------------

Nursing Homes -- 1.4%
---------------------------------------------------------------------------------------
 NR          NR         $   300      Mississippi Business Finance
                                     Corp. (Magnolia Healthcare),
                                     7.99%, 7/1/25                       $      314,145
---------------------------------------------------------------------------------------
                                                                         $      314,145
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $19,751,773)                                       $   21,779,457
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 38.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.5% to 25.4% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Airlines -- 0.6%
---------------------------------------------------------------------------------------
 Baa3        BBB-       $  2,800      Port Authority of New York and
                                      New Jersey, (Delta Airlines),
                                      6.95%, 6/1/08                     $     3,053,176
---------------------------------------------------------------------------------------
                                                                        $     3,053,176
---------------------------------------------------------------------------------------

Assisted Living -- 1.2%
---------------------------------------------------------------------------------------
 NR          NR         $  4,000      Glen Cove, IDA, 9.50%, 7/1/12     $     4,000,000

 NR          NR            1,970      Village of North Syracuse, NY,
                                      Housing Authority (AJM Senior
                                      Housing, Inc., Janus Park),
                                      8.00%, 6/1/24                           2,096,474
---------------------------------------------------------------------------------------
                                                                        $     6,096,474
---------------------------------------------------------------------------------------

Education -- 15.8%
---------------------------------------------------------------------------------------
 Baa2        NR         $  1,660      City of New Rochelle IDA Civic
                                      Facilities, (College of New
                                      Rochelle), 6.75%, 7/1/22          $     1,779,155

 Aaa         AA+           6,895      Dormitory Authority, (Columbia
                                      University), 4.75%, 7/1/14              6,462,270

 NR          AA            1,300      Dormitory Authority, (New York
                                      Medical College) (Asset
                                      Guaranty), 6.875%, 7/1/21               1,426,464

 A3          A-            9,850      Dormitory Authority, State
                                      University Educational
                                      Facilities, 5.25%, 5/15/15              9,737,809

 A3          A-           28,675      Dormitory Authority, State
                                      University Educational
                                      Facilities, 5.25%, 5/15/19             28,056,766

 A3          A-           14,680      Dormitory Authority, State
                                      University Educational
                                      Facilities, 5.25%, 5/15/21             14,348,818

 A3          A-            9,125      Dormitory Authority, State
                                      University Educational
                                      Facilities, 5.50%, 5/15/13              9,365,535

 A3          A-            2,000      Dormitory Authority, State
                                      University Educational
                                      Facilities, 5.50%, 5/15/19              2,025,200

 A3          A-              415      Dormitory Authority, State
                                      University Educational
                                      Facilities, 7.375%, 5/15/14               452,342

 A3          A-            1,300      Dormitory Authority, State
                                      University Educational
                                      Facilities, 7.50%, 5/15/11              1,573,507

 A           NR            1,000      Dutchess County IDA, (Bard
                                      College), 7.00%, 11/1/17                1,109,560

 A1          NR            6,035      Monroe County IDA, (Wilmur
                                      Assc.), 7.25%, 12/1/16                  6,444,897
---------------------------------------------------------------------------------------
                                                                        $    82,782,323
---------------------------------------------------------------------------------------

Electric Utilities -- 3.7%
---------------------------------------------------------------------------------------
 A1          A+         $  2,365      New York State Energy Research
                                      and Development Authority,
                                      (Consolidated Edison) (AMT),
                                      7.50%, 7/1/25                     $     2,500,751

 A1          A             2,500      New York State Energy Research
                                      and Development Authority,
                                      (Brooklyn Union Gas), (RIBS),
                                      (AMT), Variable Rate, 7/1/26/(1)/       3,178,125

 A1          A+            1,000      New York State Energy Research
                                      and Development Authority,
                                      (Consolidated Edison) (AMT),
                                      7.50%, 1/1/26                           1,069,050

 NR          NR            5,450      New York State Energy Research
                                      and Development Authority,
                                      (LILCO) "RITES" (AMT),
                                      Variable Rate, 8/1/22/(1)/              6,267,500

 Ba3         BB+           3,110      New York State Energy Research
                                      and Development Authority,
                                      (LILCO), (AMT), 6.90%, 8/1/22           3,355,130

 NR          NR            2,885      Virgin Islands Water and Sewer
                                      Authority, 7.40%, 7/1/11                3,119,406
---------------------------------------------------------------------------------------
                                                                        $    19,489,962
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.4%
---------------------------------------------------------------------------------------
 Aaa         BBB+       $  1,000      Dormitory Authority, (City
                                      University), 7.625%, 7/1/20       $     1,110,200

 Baa1        NR            2,250      Dormitory Authority, (Upstate
                                      Community College),
                                      7.20%, 7/1/21                           2,517,480

 Baa1        NR            2,000      Dormitory Authority, (Upstate
                                      Community College),
                                      7.30%, 7/1/21                           2,244,640

 Aaa         AAA             500      Erie County Water Authority,
                                      Water Works System, (AMBAC),
                                      6.00%, 12/1/08                            544,055

 Aaa         AAA             500      Metropolitan Transportation
                                      Authority Commuter Facilities
                                      Bonds, 7.50%, 7/1/19                      551,250

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Escrowed / Prerefunded (continued)
---------------------------------------------------------------------------------------
 Aaa         NR         $  1,300      New York City IDA, (YMCA of
                                      Greater New York),
                                      8.00%, 8/1/16                     $     1,497,652

 Aaa         BBB+          1,000      New York State (HFA), Service
                                      Contracts, 7.80%, 9/15/01               1,132,920

 Aaa         AAA             110      New York State (MCFFA) Mental
                                      Health Services Facilities,
                                      7.75%, 8/15/10                            121,186

 Aaa         AAA           4,090      New York State (MCFFA), Mental
                                      Health Services Facilities,
                                      7.50%, 2/15/21                          4,589,962

 Aa          A            11,050      New York State Environmental
                                      Facilities Corporation (EFC),
                                      State Water Pollution Control,
                                      6.875%, 6/15/10                        12,187,487

 Aaa         AAA           1,775      New York State HFA, Service
                                      Contracts, 7.375%, 9/15/21              2,026,340

 Aaa         AAA             345      New York State MCFFA, Mental
                                      Health Services Facilities,
                                      7.875%, 8/15/08                           386,448

 Baa1        A-            1,090      New York State Medical Care
                                      Facilities, 7.625%, 8/15/17             1,239,232

 Baa1        BBB+          4,750      New York State Thruway
                                      Authority, Local Highway and
                                      Bridge Service Contract Bonds,
                                      7.25%, 1/1/10/(2)/                      5,267,988

 Baa1        BBB+            500      New York State UDC, Alfred
                                      Technology, 7.875%, 1/1/20                549,245

 Baa1        BBB+            750      New York State UDC, Clarkson
                                      Center, 7.80%, 1/1/20                     844,200

 Baa1        BBB+            750      New York State UDC, Clarkson
                                      Center, 8.00%, 1/1/20                     848,715

 Aaa         NR            5,100      New York State UDC, Correctional
                                      Facilities, 6.50%, 1/1/21               5,467,965

 Aaa         BBB+          3,685      New York, NY, 7.50%, 2/1/18             4,205,985

 NR          AAA           1,760      Puerto Rico Highway and
                                      Transportation Authority - Highway
                                      Revenue, 6.625%, 7/1/18                 1,969,739
---------------------------------------------------------------------------------------
                                                                        $    49,302,689
---------------------------------------------------------------------------------------

General Obligations -- 0.8%
---------------------------------------------------------------------------------------
 Baa1        BBB+       $    315      New York, NY, 7.50%, 2/1/18       $       352,806

 Aa2         AA            1,700      Onondaga County, NY,
                                      5.875%, 2/15/11                         1,862,877

 Aa2         AA            1,600      Onondaga County, NY,
                                      5.875%, 2/15/12                         1,751,696
---------------------------------------------------------------------------------------
                                                                        $     3,967,379
---------------------------------------------------------------------------------------

Healthcare -- 1.1%
---------------------------------------------------------------------------------------
 NR          NR         $  5,000      New York State Housing Finance
                                      Agency, "RITES", Variable
                                      Rate, 5/1/06/(1)/                 $     5,693,750
---------------------------------------------------------------------------------------
                                                                        $     5,693,750
---------------------------------------------------------------------------------------

Hospitals -- 13.9%
---------------------------------------------------------------------------------------
 Aa2         AAA        $  1,500      Dormitory Authority, (Long Island
                                      Jewish Medical Center) (FHA),
                                      7.75%, 8/15/27                    $     1,546,140

 NR          AAA           1,000      Dormitory Authority, (St. Francis
                                      Hospital) (FHA), 7.65%, 8/1/30          1,112,880

 Baa1        A-            7,300      Dormitory Authority, Mental Health
                                      Facilities, 5.375%, 2/15/26             7,057,348

 NR          AAA           6,705      Dormitory Authority, United Health
                                      Services, (FHA), 7.35%, 8/1/29          7,318,977

 Aa2         AAA           1,000      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 6.55%, 8/15/12                   1,079,720

 NR          AA            9,000      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 6.70%, 8/15/23                   9,726,390

 Aa2         AA            1,050      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 6.75%, 2/15/12                   1,135,229

 Aa2         AA            1,500      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 6.95%, 2/15/32                   1,636,485

 Aa2         AA            2,190      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 7.00%, 8/15/32                   2,405,693

 Aa2         AA            6,600      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 7.25%, 2/15/31                   7,271,946

 Aa2         AA              740      New York State MCFFA, Hospital
                                      and Nursing Insured Mortgage
                                      (FHA), 7.35%, 2/15/29                     784,548

 Aa2         AA              950      New York State MCFFA, Insured
                                      Mortgage (FHA),
                                      7.45%, 8/15/31                          1,044,563

 Baa1        A-              460      New York State MCFFA, Mental
                                      Health Services Facilities,
                                      7.50%, 2/15/21                            510,494


                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Hospitals (continued)
---------------------------------------------------------------------------------------
 Baa1        A-         $     35      New York State MCFFA, Mental
                                      Health Services Facilities,
                                      7.75%, 8/15/10                    $        38,237

 Baa1        A-              150      New York State MCFFA, Mental
                                      Health Services Facilities,
                                      7.875%, 8/15/08                           166,785

 Baa         BBB+          5,540      New York State MCFFA, Secured
                                      Hospital, 7.35%, 8/15/11                6,083,529

 Baa         BBB+         19,700      New York State MCFFA, Secured
                                      Hospital (Brookdale),
                                      6.80%, 8/15/12                         21,548,253

 Baa1        A-              490      New York State Medical Care
                                      Facilities, 7.625%, 8/15/17               549,496

 Baa1        BBB+          1,800      Syracuse Industrial Development
                                      Agency (IDA), St. Joseph's Hospital
                                      Health Center, 7.50%, 6/1/18            2,028,510
---------------------------------------------------------------------------------------
                                                                        $    73,045,223
---------------------------------------------------------------------------------------

Housing -- 5.6%
---------------------------------------------------------------------------------------
 NR          NR         $  4,574      New York City HDC, Allerville,
                                      6.50%, 11/15/18                   $     4,637,076

 NR          NR            2,006      New York City HDC, Dayton,
                                      6.50%, 11/15/18                         2,095,308

 NR          AAA           2,550      New York City HDC, Multi-Unit
                                      Management, 7.35%, 6/1/19               2,720,009

 Aa2         AAA             235      New York State Housing Finance
                                      Agency, Baytown,
                                      7.10%, 8/15/35                            249,716

 Aaa         NR           31,145      New York State Mortgage
                                      Agency, 0.00%, 10/1/14                  6,300,634

 Aa2         NR              500      New York State Mortgage
                                      Agency, 6.65%, 4/1/22                     528,565

 Aa2         NR            8,750      New York State Mortgage
                                      Agency, 6.90%, 4/1/15                   9,453,588

 Aa2         NR            1,000      New York State Mortgage
                                      Agency, 7.50%, 4/1/15                   1,077,150

 Aa2         NR            1,600      New York State Mortgage Agency
                                      (AMT), 7.95%, 10/1/21                   1,705,792

 Baa         BBB             350      Puerto Rico Commonwealth Urban
                                      Renewal and Housing Corp.,
                                      7.875%, 10/1/04                           376,999

 Aaa         AAA             300      Puerto Rico Housing Financial
                                      Corp. Single Family (GNMA),
                                      7.65%, 10/15/22                           317,721
---------------------------------------------------------------------------------------
                                                                        $    29,462,558
---------------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.0%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  5,000      Puerto Rico Telephone
                                      Authority (MBIA) Variable
                                      Rate, 1/25/07/(1)/                $     5,393,750
---------------------------------------------------------------------------------------
                                                                        $     5,393,750
---------------------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    700      Bethlehem Central School
                                      District (AMBAC), 7.10%, 11/1/08  $       847,896

 Aaa         AAA             700      Bethlehem Central School
                                      District (AMBAC), 7.10%, 11/1/09          852,082

 Aaa         AAA             770      Chautauqua County Unlimited
                                      Tax (FGIC), 6.40%, 9/15/09                887,163

 Aaa         AAA           1,035      Erie County Water Authority
                                      (AMBAC), 0.00%, 12/1/17                   244,508

 Aaa         AAA             700      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/09                            846,132

 Aaa         AAA             700      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/10                            849,639

 Aaa         AAA             700      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/11                            853,552

 Aaa         AAA             675      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/12                            826,342

 Aaa         AAA             675      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/13                            829,238

 Aaa         AAA             515      Jamestown, (Secondary AMBAC),
                                      7.10%, 3/15/14                            634,341

 Aaa         AAA           1,930      New York, NY (AMBAC),
                                      7.00%, 8/1/17                           2,161,697

 Aaa         AAA           4,500      Puerto Rico (FSA), Variable
                                      Rate, 7/1/22/(1)/                       4,944,375
---------------------------------------------------------------------------------------
                                                                        $    14,776,965
---------------------------------------------------------------------------------------

Insured-Hospitals -- 1.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,300      New York State MCFFA, New York
                                      Hospital (FHA) (AMBAC),
                                      6.60%, 2/15/11                    $     1,454,375

 Aaa         AAA           5,400      New York State MCFFA, New York
                                      Hospital (FHA) (AMBAC),
                                      6.75%, 8/15/14                          6,072,948
---------------------------------------------------------------------------------------
                                                                        $     7,527,323
---------------------------------------------------------------------------------------

                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Insured-Housing -- 0.1%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    500      New York City HDC, Charter
                                      Oaks (MBIA), 7.375%, 4/1/17       $       512,585
---------------------------------------------------------------------------------------
                                                                        $       512,585
---------------------------------------------------------------------------------------

Insured-Life Care -- 0.3%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,500      New York State MCFFA, Long
                                      Term Health Care (FSA),
                                      6.80%, 11/1/14                    $     1,657,545
---------------------------------------------------------------------------------------
                                                                        $     1,657,545
---------------------------------------------------------------------------------------

Insured-Miscellaneous -- 0.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    500      New York City IDA, (USTA National
                                      Tennis Center Inc.) (FSA),
                                      6.375%, 11/15/14                  $       549,685

 Aaa         AAA           1,600      New York City Trust Cultural
                                      Resources, (American Museum of
                                      Natural History), (MBIA),
                                      5.65%, 4/1/22                           1,639,456
---------------------------------------------------------------------------------------
                                                                        $     2,189,141
---------------------------------------------------------------------------------------

Insured-Solid Waste -- 1.8%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,650      Dutchess County Resource
                                      Recovery Solid Waste (FGIC),
                                      7.50%, 1/1/09                     $     1,790,547

 Aaa         AAA           6,795      Islip Resource Recovery Agency
                                      (MBIA), 6.50%, 7/1/09                   7,657,286
---------------------------------------------------------------------------------------
                                                                        $     9,447,833
---------------------------------------------------------------------------------------

Insured-Transportation -- 3.8%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  6,000      Metropolitan Transportation
                                      Authority, NY, (MBIA),
                                      5.00%, 7/1/20                     $     5,740,260

 Aaa         AAA           3,000      Triborough Bridge and Tunnel
                                      Authority of New York, "RITES"
                                      (AMBAC), Variable
                                      Rate, 1/1/12/(1)/                       3,420,000

 NR          AAA           3,000      Triborough Bridge and Tunnel
                                      Authority, (MBIA), Variable
                                      Rate, 1/1/19/(1)/                       3,180,000

 NR          NR            7,000      VRDC-IVRC Trust, (NY MTA),
                                      (MBIA), Variable
                                      Rate, 6/26/02/(1)/                      7,551,250
---------------------------------------------------------------------------------------
                                                                        $    19,891,510
---------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 13.6%
---------------------------------------------------------------------------------------
 Baa1        BBB+       $  8,000      Dormitory Authority, (City
                                      University), 5.625%, 7/1/16       $     8,267,280

 Baa1        BBB+            250      Dormitory Authority, (City
                                      University), 6.375%, 7/1/08               267,105

 Baa1        BBB+          5,100      Dormitory Authority, (City
                                      University), 7.00%, 7/1/09              5,894,325

 Baa1        BBB+          4,325      Dormitory Authority, (City
                                      University), 7.50%, 7/1/10              5,234,418

 Baa1        BBB+          1,000      Dormitory Authority, City
                                      University, (Cross-over
                                      Refunded '98), 8.125%, 7/1/08           1,047,990

 Baa1        BBB           8,500      New York State Dormitory
                                      Authority, (City University),
                                      6.00%, 7/1/20                           9,162,660

 Baa         BBB+          3,380      New York State HFA Health
                                      Facilities, 6.00%, 5/1/06               3,613,457

 NR          BBB           5,865      New York State Thruway Authority,
                                      0.00%, 1/1/01                           5,053,695

 NR          BBB           2,350      New York State Thruway Authority,
                                      0.00%, 1/1/03                           1,833,611

 Baa1        BBB+         27,940      New York State UDC,
                                      5.70%, 4/1/20                          28,987,190

 A           A             1,825      Syracuse-Hancock International
                                      Airport, 6.625%, 1/1/12                 1,943,589
---------------------------------------------------------------------------------------
                                                                        $    71,305,320
---------------------------------------------------------------------------------------

Miscellaneous -- 0.5%
---------------------------------------------------------------------------------------
 Aa2         AA         $    635      City of New York Municipal
                                      Assistance Corp.,
                                      7.625%, 7/1/08                    $       686,683

 Aaa         AAA           1,830      New York City, IDA
                                      (Rockefeller Foundation),
                                      5.375%, 7/1/23                          1,808,461
---------------------------------------------------------------------------------------
                                                                        $     2,495,144
---------------------------------------------------------------------------------------

Solid Waste -- 1.9%
---------------------------------------------------------------------------------------
 Baa1        NR         $  9,530      New York State EFC Resource
                                      Recovery, Huntington,
                                      7.50%, 10/1/12                    $    10,178,707
---------------------------------------------------------------------------------------
                                                                        $    10,178,707
---------------------------------------------------------------------------------------


                       See notes to financial statements

New York Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------     Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Special Tax Revenue -- 10.0%
---------------------------------------------------------------------------------------
 A3          A+         $  5,000      New York State LGAC,
                                      5.00%, 4/1/21                     $     4,691,250

 A3          A+           14,000      New York State LGAC,
                                      5.00%, 4/1/21                          13,313,019

 A3          A+           11,170      New York State LGAC,
                                      5.00%, 4/1/23                          10,452,551

 A3          A+           12,300      New York State LGAC,
                                      5.375%, 4/1/19                         12,168,636

 A3          A+            5,225      New York State LGAC,
                                      5.50%, 4/1/17                           5,383,265

 NR          BBB+          2,630      New York State Municipal Bond
                                      Bank Agency, 6.875%, 3/15/06            2,850,263

 Baa1        BBB+          3,335      Triborough Bridge and Tunnel
                                      Authority, Convention Center,
                                      6.00%, 1/1/11                           3,601,200
---------------------------------------------------------------------------------------
                                                                        $    52,460,184
---------------------------------------------------------------------------------------

Transportation -- 3.9%
---------------------------------------------------------------------------------------
 A1          AA-        $  1,500      Port Authority of New York and
                                      New Jersey (AMT), Variable
                                      Rate, 1/15/27/(1)/                $     1,644,375

 Aa          A+            3,500      Triborough Bridge and Tunnel
                                      Authority, 5.20%, 1/1/27                3,387,335

 Aa          A+           11,580      Triborough Bridge and Tunnel
                                      Authority, 5.50%, 1/1/17               12,034,283

 Aa          A+            3,000      Triborough Bridge and Tunnel
                                      Authority, 6.125%, 1/1/21               3,362,880
---------------------------------------------------------------------------------------
                                                                        $    20,428,873
---------------------------------------------------------------------------------------

Water and Sewer -- 6.4%
---------------------------------------------------------------------------------------
 A2          A-         $ 11,200      New York City, NY, Municipal
                                      Water Finance Authority,
                                      5.25%, 6/15/29                    $    10,781,008

 A2          A-           14,500      New York City, NY, Municipal
                                      Water Finance Authority,
                                      5.75%, 6/15/26                         14,765,494

 Aa2         A+            4,545      New York State EFC, State
                                      Water Pollution Control,
                                      7.20%, 3/15/11                          4,918,917

 Aa          A               150      New York State EFC, State
                                      Water Pollution Control,
                                      7.50%, 6/15/12                            165,786

 Aa2         A             2,750      New York State EFC, State
                                      Water Pollution Control,
                                      (partially refunded), 7.00%,            3,058,798
                                      6/15/12
---------------------------------------------------------------------------------------
                                                                        $    33,690,003
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $481,258,800)                                     $   524,848,417
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 10.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.5% to 4.6% of total investments.


/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.




                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------  Principal
                     Amount
         Standard    (000
Moody's  & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------
Colleges and Universities -- 0.8%
--------------------------------------------------------------------------------
Aa3      AA          $  1,500      Ohio State Higher Educational
                                   Facilities, (Case Western
                                   University), 5.125%, 10/1/17    $   1,467,870

Aa       AA               550      Ohio State Higher Educational
                                   Facilities, (Case Western
                                   University), 6.50%, 10/1/20           648,582
--------------------------------------------------------------------------------
                                                                   $   2,116,452
--------------------------------------------------------------------------------

Education -- 4.2%
--------------------------------------------------------------------------------
A1       NR          $  6,000      Ohio State Student Loan
                                   Funding Corp (AMT),
                                   6.10%, 8/1/07                   $   6,168,060

A1       NR             5,000      Ohio State Student Loan
                                   Funding Corp (AMT),
                                   6.10%, 8/1/08                       5,115,050
--------------------------------------------------------------------------------
                                                                   $  11,283,110
--------------------------------------------------------------------------------

Electric Utilities -- 3.6%
--------------------------------------------------------------------------------
A1       A+          $  1,185      Ohio State Air Quality
                                   Development Authority,
                                   6.10%, 9/1/30                   $   1,241,051

Ba1      BB+            7,000      Ohio State Water Development
                                   Authority, Pollution Control
                                   Facilities, (Cleveland
                                   Electric), (AMT), 6.10%, 8/1/20     7,117,390

Baa1     BBB+             360      Puerto Rico Electric Power
                                   Authority, 7.125%, 7/1/14             384,440

NR       NR               960      Virgin Islands Water and Sewer
                                   Authority, 7.40%, 7/1/11            1,038,000
--------------------------------------------------------------------------------
                                                                   $   9,780,881
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.4%
--------------------------------------------------------------------------------
NR       BBB+        $  1,000      Lucas County (Flowers
                                   Hospital), 6.125%, 12/1/13      $   1,104,990
--------------------------------------------------------------------------------
                                                                   $   1,104,990
--------------------------------------------------------------------------------

General Obligations -- 6.6%
--------------------------------------------------------------------------------
NR       NR          $  3,035      Belmont County,
                                   7.30%, 12/1/12                  $   3,273,278

A1       NR               725      City of Medina, OH Fire
                                   Station Improvement,
                                   3.00%, 12/1/10                        567,153

NR       NR             2,450      Cleveland City School
                                   District, 7.25%, 6/15/98            2,477,318

NR       NR               800      Mahoning Valley, OH,
                                   Sanitation District,
                                   7.80%, 12/15/08                       872,056

NR       NR               950      Mahoning Valley, OH,
                                   Sanitation District,
                                   7.80%, 12/15/09                     1,035,567

Aa1      AA+            1,500      Ohio State Infrastructure
                                   Improvement, 0.00%, 8/1/11            737,760

NR       NR             1,000      Tuscarawas Public Library
                                   Improvement, 6.90%, 12/1/11         1,047,820

NR       NR             6,855      Youngstown, OH,
                                   7.35%, 7/1/05                       7,845,958
--------------------------------------------------------------------------------
                                                                   $  17,856,910
--------------------------------------------------------------------------------

Hospitals -- 23.7%
--------------------------------------------------------------------------------
NR       AAA         $  1,000      Allen County OH  LIMA
                                   Convalescent Home Foundation
                                   (GNMA), 6.40%, 1/1/21           $   1,059,380

Baa3     BBB-           1,000      Butler County (Hamilton-Hughe
                                   Hospital), 7.50%, 1/1/10            1,087,500

A        A              1,015      City of Garfield Heights
                                   (Marymount Hospital),
                                   6.65%, 11/15/11                     1,095,997

A        A              1,000      City of Garfield Heights
                                   (Marymount Hospital),
                                   6.70%, 11/15/15                     1,081,080

A1       A              2,100      Cuyahoga County, Fairview
                                   General Hospital,
                                   6.25%, 8/15/10                      2,233,497

A1       A              2,000      Cuyahoga County, Meridia
                                   Health System, 6.50%, 8/15/12       2,092,800

A1       A              2,370      Cuyahoga County, Meridia
                                   Health System, 7.00%, 8/15/23       2,556,638

Aa       AA             4,450      Cuyahoga County, University
                                   Hospitals Health System,
                                   6.00%, 1/15/22                      4,636,144

Aa       AA               750      Cuyahoga County, University
                                   Hospitals Health System,
                                   6.50%, 1/15/19                        801,728

NR       BBB+           3,705      Defiance Hospital, Inc.,
                                   7.625%, 11/1/03                     3,787,770

Baa3     BBB-             765      East Liverpool City
                                   Hospital-Series A,
                                   8.00%, 10/1/21                        840,444

Baa3     BBB-           1,000      East Liverpool City
                                   Hospital-Series B,
                                   8.00%, 10/1/21                      1,098,620

A        A              4,000      Erie County, (Fireland
                                   Community Hospital Project),
                                   6.75%, 1/1/08                       4,347,320

Aa       NR             2,000      Franklin County (Children's
                                   Hospital), 5.75%, 11/1/20           2,049,100

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------  Principal
                     Amount
         Standard    (000
Moody's  & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
Aa       NR          $  3,000      Franklin County (Children's
                                   Hospital), 6.60%, 5/1/13        $   3,271,050

A1       A              5,115      Hamilton County (Bethesda
                                   Hospital, Inc.), 6.25%, 1/1/12      5,432,386

Aa2      NR             1,000      Hamilton County, OH Wesley
                                   Hall, 6.50%, 3/1/15                 1,083,060

A1       NR             5,900      Lorain County (Humility of
                                   Mary Health Care Corp.),
                                   5.90%, 12/15/08                     6,433,714

A1       NR             1,095      Lorain County (Humility of
                                   Mary Health Care Corp.),
                                   7.125%, 12/15/06                    1,225,535

A1       NR             1,000      Lorain County (Humility of
                                   Mary Health Care Corp.),
                                   7.20%, 12/15/11                     1,132,250

A1       NR             1,750      Lorain, OH, Hospital
                                   Improvement, (Lakeland County
                                   Hospital), 6.50%, 11/15/12          1,963,938

Baa2     BBB            3,800      Miami, Upper Valley Medical
                                   Center, 6.375%, 5/15/26             3,962,602

NR       NR             9,670      Mt. Vernon Ohio Hospital,
                                   (Knox Community Hospital),
                                   7.875%, 6/1/12                      9,933,410

Aa2      NR               600      Warren County, OH, Hospital
                                   Facilities, (Otterbein Homes
                                   Project), 7.20%, 7/1/11               655,428
--------------------------------------------------------------------------------
                                                                   $  63,861,391
--------------------------------------------------------------------------------

Housing -- 14.2%
--------------------------------------------------------------------------------
Aa       NR          $  1,300      City of Clermont, Laurels
                                   (FHA), 6.00%, 9/1/20            $   1,334,463

NR       NR             3,000      Cuyahoga County, OH, (Rolling
                                   Hills Apts.), 8.00%, 1/1/28         2,972,400

Aa       NR             2,500      Franklin County MFMR - Tuttle
                                   Park (FHA), (AMT),
                                   6.50%, 3/1/26                       2,669,275

Aa       NR             5,985      Franklin County MFMR - Tuttle
                                   Park (FHA), (AMT),
                                   6.60%, 3/1/36                       6,411,790

Aa       NR             3,645      Franklin County, (Hamilton
                                   Creek Apartments) (FHA),
                                   (AMT), 5.55%, 7/1/24                3,550,522

Aa       NR             1,000      Franklin County, (Hamilton
                                   Creek Apartments) (FHA),
                                   (AMT), 5.80%, 7/1/14                1,012,230

Aaa      NR             2,500      Kent, OH, (MFMR) (Silver
                                   Meadows) (GNMA), (AMT),
                                   7.30%, 12/20/36                     2,785,225

NR       NR             2,990      Lucas County, OH, (County
                                   Creek Project), (AMT),
                                   8.00%, 7/1/26                       2,926,941

Aaa      AAA              935      Ohio HFA SFMR, (GNMA) (AMT)
                                   Variable Rate, 3/1/31/(1)/          1,046,031

NR       AAA            3,310      Ohio HFA, (GNMA), (AMT),
                                   6.375%, 3/1/25                      3,511,844

NR       AAA            4,595      Ohio HFA, (GNMA), (AMT),
                                   6.70%, 3/1/25                       4,915,869

Aa       A              1,000      Ohio HFA, Aristocrat South
                                   Board & Care (FHA), (AMT),
                                   7.30%, 8/1/31                       1,057,000

NR       AAA            1,250      Ohio HFA, MFMR-Asbury Woods
                                   (FHA), 7.00%, 10/1/24               1,302,000

Baa      BBB            2,925      Puerto Rico Commonwealth Urban
                                   Renewal and Housing Corp.,
                                   0.00%, 10/1/99                      2,686,086
--------------------------------------------------------------------------------
                                                                   $  38,181,676
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.1%
--------------------------------------------------------------------------------
Aa       NR          $  2,000      Cuyahoga OH IDR - Chippewa
                                   Place, 6.60%, 8/1/15            $   2,102,380

Baa1     NR             3,750      Ohio Air Quality Development
                                   Authority, (Ashland Oil Inc.),
                                   6.85%, 4/1/10                       3,964,913

NR       A-               555      Ohio Economic Development
                                   Commission, (Burrows Paper
                                   Corp.) (AMT), 7.625%, 6/1/11          609,939

NR       A-               255      Ohio Economic Development
                                   Commission, (Cheryl & Co.)
                                   (AMT), 5.50%, 12/1/04                 269,423

NR       A-               530      Ohio Economic Development
                                   Commission, (Cheryl & Co.),
                                   (AMT), 5.90%, 12/1/09                 565,621

NR       A-             1,655      Ohio Economic Development
                                   Commission, (Consolidated
                                   Biscuit), (AMT),
                                   7.00%, 12/1/09                      1,819,606

NR       A-             3,255      Ohio Economic Development
                                   Commission, (J J & W LP)
                                   (AMT), 6.70%, 12/1/14               3,546,225

NR       BB-            1,020      Ohio Economic Development
                                   Commission, (Kmart Corp.),
                                   6.75%, 5/15/07                      1,076,243

NR       A-               750      Ohio Economic Development
                                   Commission, (Luigino's Inc.)
                                   (AMT), 6.85%, 6/1/01                  759,278

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------  Principal
                     Amount
         Standard    (000
Moody's  & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
NR       A-          $    720      Ohio Economic Development
                                   Commission, (Ohio Enterprise
                                   Bond Fund-Progress Plastics
                                   Products), (AMT),
                                   6.80%, 12/1/01                  $     767,333

NR       A-             1,525      Ohio Economic Development
                                   Commission, (Progress
                                   Plastic Products) (AMT),
                                   7.80%, 12/1/09                      1,740,269

NR       A-             1,000      Ohio Economic Development
                                   Commission, (Royal Appliance
                                   Manufacturing Co.) (AMT),
                                   7.625%, 12/1/11                     1,101,140

NR       A-               680      Ohio Economic Development
                                   Commission, (Royal Appliance
                                   Manufacturing Co.) (AMT),
                                   7.625%, 12/1/11                       748,775

NR       A-               880      Ohio Economic Development
                                   Commission, (VSM Corp.)
                                   (AMT), 7.375%, 12/1/11                960,881

Aa3      AA             1,000      Ohio Pollution Control,
                                   (Standard Oil Co.),
                                   6.75%, 12/1/15                      1,184,360

Baa2     BBB            3,885      Ohio Water Development
                                   Authority, (Union Carbide
                                   Corp.), 5.50%, 1/15/07              3,886,865

Baa3     BBB-           4,000      Puerto Rico Port Authority
                                   (American Airlines) (AMT),
                                   6.25%, 6/1/26                       4,281,040

NR       NR             3,000      State of Ohio, Solid Waste,
                                   (Republic Engineered Steels
                                   Inc.), (AMT), 9.00%, 6/1/21         3,119,250
--------------------------------------------------------------------------------
                                                                   $  32,503,541
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 0.4%
--------------------------------------------------------------------------------
Aaa      AAA         $  1,000      Ohio Higher Education
                                   Facilities (University of
                                   Dayton) (FGIC), 5.80%, 12/1/14  $   1,051,880
--------------------------------------------------------------------------------
                                                                   $   1,051,880
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.4%
--------------------------------------------------------------------------------
Aaa      AAA         $  1,650      Cleveland Public Power System,
                                   (MBIA), 7.00%, 11/15/17         $   1,838,348

Aaa      AAA           15,675      Cleveland, OH, Public
                                   Power System (MBIA),
                                   5.00%, 11/15/20                    14,991,099

Aaa      AAA            2,000      Cuyahoga County Medical Center
                                   Utility System (MBIA)  (AMT),
                                   6.10%, 8/15/15                      2,116,120

Aaa      AAA              750      Guam Power Authority
                                   Revenue, Series A (AMBAC),
                                   5.25%, 10/1/13                        761,745

Aaa      AAA            2,300      Puerto Rico Electric Power
                                   Authority, (FSA) Variable
                                   Rate, 7/1/02/(1)/                   2,547,250

Aaa      AAA              815      Puerto Rico, Electric Power
                                   Authority, (MBIA),
                                   0.00%, 7/1/17                         299,317
--------------------------------------------------------------------------------
                                                                   $  22,553,879
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
--------------------------------------------------------------------------------
NR       AAA         $  1,700      Commonwealth of Puerto Rico
                                   "RIBS" (AMBAC), Variable
                                   Rate, 7/1/15/(1)/               $   1,853,000

Aaa      AAA              500      Hilliard Ohio School District
                                   (FGIC), 5.00%, 12/1/20                480,730

Aaa      AAA            2,000      North Olmsted, OH (AMBAC),
                                   5.00%, 12/1/16                      1,956,440

Aaa      AAA            3,000      Puerto Rico (FSA), Variable
                                   Rate, 7/1/22/(1)/                   3,296,250
--------------------------------------------------------------------------------
                                                                   $   7,586,420
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.4%
--------------------------------------------------------------------------------
Aaa      AAA         $  2,500      Akron, Bath and Copley
                                   Townships Children's Hospital
                                   Medical Center of Akron,
                                   (AMBAC), 5.25%, 11/15/20        $   2,428,150

Aaa      AAA            1,000      Clermont County, Mercy Health
                                   System (AMBAC) Variable
                                   Rate, 10/5/21/(1)/                  1,215,000

Aaa      AAA            2,750      Mansfield General Hospital
                                   (AMBAC), 6.70%, 12/1/09             3,021,040

Aaa      AAA            5,000      Middleburg Heights
                                   Hospital-Southwestern General
                                   (FSA), 5.75%, 8/15/21               5,169,900

Aaa      AAA            1,000      Montgomery County, (Miami
                                   Valley Hospital) (AMBAC),
                                   6.25%, 11/15/16                     1,066,200

Aaa      AAA            6,565      Portage County, (Robinson
                                   Memorial Hospital), (MBIA),
                                   5.80%, 11/15/15                     6,890,558
--------------------------------------------------------------------------------
                                                                   $  19,790,848
--------------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------  Principal
                     Amount
         Standard    (000
Moody's  & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------
Insured-Housing -- 1.1%
--------------------------------------------------------------------------------
Aaa      AAA         $    750      Ohio Capital Corp. FHA Insured
                                   Mortgage Loans, (MBIA),
                                   6.50%, 1/1/25                   $     772,575

Aaa      AAA              970      Ohio Capital Corp. FHA Insured
                                   Mortgage Loans, (MBIA),
                                   7.25%, 7/1/24                       1,008,431

Aaa      AAA            1,100      Ohio Capital Corp. MFMR -
                                   Horizon Apts. (MBIA),
                                   6.50%, 1/1/23                       1,147,377
--------------------------------------------------------------------------------
                                                                   $   2,928,383
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.1%
--------------------------------------------------------------------------------
Aaa      AAA         $  1,000      Ohio Higher Education
                                   (University of Dayton),
                                   (FGIC), 0.00%, 12/1/06          $     654,890

Aaa      AAA            2,500      University of Cincinnati-Ohio
                                   (MBIA), 5.125%, 6/1/24              2,410,075
--------------------------------------------------------------------------------
                                                                   $   3,064,965
--------------------------------------------------------------------------------

Insured-Life Care -- 1.0%
--------------------------------------------------------------------------------
Aaa      AAA         $  1,000      Lorain County, OH, (Catholic
                                   Healthcare Partners), (MBIA),
                                   5.625%, 9/1/14                  $   1,037,360

Aaa      AAA            1,500      Lorain County, OH, (Catholic
                                   Healthcare Partners), (MBIA),
                                   5.625%, 9/1/15                      1,550,640
--------------------------------------------------------------------------------
                                                                   $   2,588,000
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.4%
--------------------------------------------------------------------------------
Aaa      AAA         $  2,110      Hudson Local School District,
                                   (FGIC), 0.00%, 12/15/09         $   1,157,377
--------------------------------------------------------------------------------
                                                                   $   1,157,377
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.4%
--------------------------------------------------------------------------------
A2       A+          $  1,000      University of Cincinnati,
                                   6.50%, 12/1/11                  $   1,060,750
--------------------------------------------------------------------------------
                                                                   $   1,060,750
--------------------------------------------------------------------------------

Life Care -- 1.9%
--------------------------------------------------------------------------------
Aa       NR          $  1,995      Franklin County, Kensington
                                   Place, 6.75%, 1/1/34            $   2,094,850

Aa2      NR             1,000      Hamilton County, OH Hospital -
                                   Episcopal Retirement Home,
                                   6.80%, 1/1/08                       1,077,390

NR       BBB-           1,800      Marion OH Health Care - United
                                   Church Home, 6.30%, 11/15/15        1,875,240
--------------------------------------------------------------------------------
                                                                   $   5,047,480
--------------------------------------------------------------------------------

Nursing Homes -- 5.6%
--------------------------------------------------------------------------------
Aaa      NR          $  1,305      Cuyahoga County, OH, (Maple
                                   Care Center) (GNMA), (AMT),
                                   8.00%, 8/20/16                  $   1,553,459

NR       NR             3,020      Greene County, OH, IDA,
                                   (Fairview Extended Care),
                                   10.125%, 1/1/11                     3,630,795

NR       AAA            1,205      North Canton, OH, Health Care
                                   Facilities, 6.10%, 9/20/16          1,278,601

NR       AAA            6,455      North Canton, OH, Health Care
                                   Facilities, 9.55%, 3/20/32          8,675,519
--------------------------------------------------------------------------------
                                                                   $  15,138,374
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.2%
--------------------------------------------------------------------------------
Baa1     A           $  3,000      Puerto Rico, Highway and
                                   Transportation Authority,
                                   6.625%, 7/1/12                  $   3,284,610
--------------------------------------------------------------------------------
                                                                   $   3,284,610
--------------------------------------------------------------------------------

Transportation -- 2.3%
--------------------------------------------------------------------------------
NR       BBB         $  5,630      Guam Airport Authority (AMT),
                                   6.70%, 10/1/23                  $   6,103,933
--------------------------------------------------------------------------------
                                                                   $   6,103,933
--------------------------------------------------------------------------------

Water and Sewer -- 0.4%
--------------------------------------------------------------------------------
NR       NR          $  1,000      Vermilion, OH, 7.25%, 8/15/15   $   1,061,670
--------------------------------------------------------------------------------
                                                                   $   1,061,670
--------------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                       Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
     (identified cost $252,173,553)                    $269,107,520

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the the risk associated with such economic developments, at September 30, 1997, 22.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1% to 13% of total investments.


/(1)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Education -- 1.9%
---------------------------------------------------------------------------------------
 A           NR         $   750      Rhode Island Student Loan
                                     Authority, (AMT), 5.60%, 12/1/12    $      761,445
---------------------------------------------------------------------------------------
                                                                         $      761,445
---------------------------------------------------------------------------------------

General Obligations -- 5.0%
---------------------------------------------------------------------------------------
 Baa1        A          $ 1,250      Commonwealth of Puerto Rico
                                     Aqueduct and Sewer Authority,
                                     5.00%, 7/1/19                       $    1,181,775

 NR          BBB            750      Guam, 5.40%, 11/15/18                      736,058

 Baa         NR             105      West Warwick, 6.80%, 7/15/98               106,799
---------------------------------------------------------------------------------------
                                                                         $    2,024,632
---------------------------------------------------------------------------------------

Hospitals -- 11.5%
---------------------------------------------------------------------------------------
 A3          A-         $ 1,250      Rhode Island Health and
                                     Educational Building Corp. (South
                                     County Hospital), 5.75%, 11/15/26   $    1,272,863

 NR          A            1,015      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Butler Hospital), 5.125%, 1/1/08        1,009,722

 NR          AA           1,500      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Landmark Medical Center),
                                     5.875%, 10/1/19                          1,518,600

 Baa3        BBB            830      Rhode Island Health and
                                     Educational Building Corp.,
                                     (Westerly Hospital), 6.00%, 7/1/14         840,159
---------------------------------------------------------------------------------------
                                                                         $    4,641,344
---------------------------------------------------------------------------------------

Housing -- 17.2%
---------------------------------------------------------------------------------------
 Aa2         AA+        $   220      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.50%, 4/1/27        $      230,952

 Aa2         AA+            270      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.70%, 10/1/14              290,231

 Aa2         AA+             90      Rhode Island Housing and Mortgage
                                     Finance Corp., 6.85%, 4/1/27                96,392

 Aa          AA+            200      Rhode Island Housing and Mortgage
                                     Finance Corp., 7.875%, 10/1/22             210,582

 Aa2         AA+          1,750      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.60%, 10/1/25                           1,847,248

 Aa2         AA+            100      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.70%, 10/1/12                             106,348

 Aa2         AA+            875      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     6.80%, 10/1/25/(1)/                        924,989

 Aa2         AA+          1,000      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.10%, 10/1/23                           1,047,600

 Aa2         AA+          2,000      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.55%, 10/1/22                           2,129,420

 Aa          AA+             35      Rhode Island Housing and Mortgage
                                     Finance Corp., (AMT),
                                     7.875%, 10/1/22                             36,852
---------------------------------------------------------------------------------------
                                                                         $    6,920,614
---------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.3%
---------------------------------------------------------------------------------------
 Baa3        BBB-       $   500      Puerto Rico Port Authority
                                     (American Airlines), (AMT),
                                     6.30%, 6/1/23                       $      528,710
---------------------------------------------------------------------------------------
                                                                         $      528,710
---------------------------------------------------------------------------------------

Insured-General Obligations -- 12.9%
---------------------------------------------------------------------------------------
 NR          AAA        $   250      Commonwealth of Puerto Rico
                                     "RIBS" (AMBAC), Variable Rate,
                                     7/1/15/(2)/                         $      272,500

 Aaa         AAA          1,000      Cranston, (MBIA), 6.10%, 6/15/15         1,067,560

 Aaa         AAA          1,500      Kent County Water Authority,
                                     (MBIA), 6.35%, 7/15/14                   1,648,575

 Aaa         AAA          1,000      Rhode Island Depositors Economic
                                     Protection Corp., (MBIA),
                                     5.80%, 8/1/09                            1,094,160

 Aaa         AAA          1,000      Rhode Island Depositors Economic
                                     Protection Corp., (MBIA),
                                     5.80%, 8/1/12                            1,089,060
---------------------------------------------------------------------------------------
                                                                         $    5,171,855
---------------------------------------------------------------------------------------

Insured-Hospitals -- 14.9%
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,700      Rhode Island Health and
                                     Educational Building, Lifespan
                                     Obligation Group, (MBIA), 5.25%,
                                     5/15/26                             $    2,599,289

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)      Security                          Value
---------------------------------------------------------------------------------------
Insured-Hospitals (continued)
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,350      Rhode Island State Health And
                                     Educational Corp., (Lifespan)
                                     (MBIA), 5.75%, 5/15/23              $    3,415,224
---------------------------------------------------------------------------------------
                                                                         $    6,014,513
---------------------------------------------------------------------------------------

Insured-Housing -- 7.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $   805      Providence Housing Development
                                     Corp. Mortgage, (Barbara Jordan
                                     Apartments), (MBIA),
                                     6.50%, 7/1/09                       $      858,516

 Aa2         AA+            500      Rhode Island Housing and Mortgage
                                     Finance Corp., (MBIA),
                                     6.20%, 10/1/06                             527,300

 Aaa         AAA          1,075      Villa Excelsior Housing
                                     Development Corp. Mortgage,
                                     (MBIA), 6.75%, 1/1/19                    1,153,346

 Aaa         AAA            500      Villa Excelsior Housing
                                     Development Corp. Mortgage,
                                     (MBIA), 6.85%, 1/1/24                      537,765
---------------------------------------------------------------------------------------
                                                                         $    3,076,927
---------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 12.8%
---------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Convention Center Authority of
                                     Rhode Island, (MBIA), 5.00%,
                                     5/15/20                             $    2,825,489

 Aaa         AAA          2,300      Convention Center Authority of
                                     Rhode Island, (MBIA), 5.25%,
                                     5/15/15                                  2,332,959
---------------------------------------------------------------------------------------
                                                                         $    5,158,448
---------------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.3%
---------------------------------------------------------------------------------------
 Aaa         AAA        $   750      Rhode Island Clean Water, Safe
                                     Drinking Water, (AMBAC),
                                     6.70%, 1/1/15                       $      847,470

 Aaa         AAA            350      Rhode Island Clean Water, Water
                                     Pollution Control, (MBIA),
                                     5.40%, 10/1/15                             361,228

 Aaa         AAA            500      Rhode Island Clean Water, Water
                                     Pollution Control, (MBIA),
                                     5.85%, 10/1/09                             535,900
---------------------------------------------------------------------------------------
                                                                         $    1,744,598
---------------------------------------------------------------------------------------

Life Care -- 2.6%
---------------------------------------------------------------------------------------
 NR          NR         $ 1,000      Rhode Island Health and
                                     Educational Building, (Tockwotton
                                     Home), 6.25%, 8/15/22               $    1,033,390
---------------------------------------------------------------------------------------
                                                                         $    1,033,390
---------------------------------------------------------------------------------------

Miscellaneous -- 0.6%
---------------------------------------------------------------------------------------
 Baa1        A-         $   230      Rhode Island Depositors Economic
                                     Protection Corp., 5.75%, 8/1/21     $      243,285
---------------------------------------------------------------------------------------
                                                                         $      243,285
---------------------------------------------------------------------------------------

Nursing Homes -- 1.8%
---------------------------------------------------------------------------------------
 NR          NR         $   725      Rhode Island State Health And
                                     Educational Building Corp.,
                                     (Steere House), 5.80%, 7/1/20       $      714,125
---------------------------------------------------------------------------------------
                                                                         $      714,125
---------------------------------------------------------------------------------------

Special Tax Revenue -- 4.2%
---------------------------------------------------------------------------------------
 Baa3        BBB-       $ 1,500      City of Providence Special
                                     Obligation Tax Increment Bonds,
                                     7.65%, 6/1/16                       $    1,673,175
---------------------------------------------------------------------------------------
                                                                         $    1,673,175
---------------------------------------------------------------------------------------

Transportation -- 1.4%
---------------------------------------------------------------------------------------
 NR          BBB        $   500      Guam Airport Authority, (AMT),
                                     6.70%, 10/1/23                      $      542,090
---------------------------------------------------------------------------------------
                                                                         $      542,090
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $38,164,900)                                       $   40,249,151
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

Rhode Island Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 49.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.8% to 47.1% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

West Virginia Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)     Security                             Value
---------------------------------------------------------------------------------------
Electric Utilities -- 14.5%
---------------------------------------------------------------------------------------
 NR          BBB        $   750      Guam Power Authority,
                                     5.25%, 10/1/13                       $   731,775

 NR          BBB            500      Guam Power Authority,
                                     5.25%, 10/1/23                           477,500

 A2          A            2,000      Harrison, WV PCR (Monongahela
                                     Power Co. Harrison Station),
                                     (AMT), 6.75%, 8/1/24                   2,207,219

 Baa1        BBB+         1,000      Mason, WV PCR (Appalacian Power
                                     Co.), 6.85%, 6/1/22                    1,094,970

 Baa1        BBB+           855      Puerto Rico Electric Power
                                     Authority, 0.00%, 7/1/17                 302,490
-------------------------------------------------------------------------------------------
                                                                         $  4,813,954
-------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.7%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,500      Kanawha-Putnam, WV Single
                                     Family Mortgage (AMBAC),
                                     0.00%, 12/1/16                      $    896,025
-------------------------------------------------------------------------------------------
                                                                         $    896,025
-------------------------------------------------------------------------------------------

General Obligations -- 1.2%
-------------------------------------------------------------------------------------------
 NR          BBB        $   400      Government of Guam,
                                     5.375%, 11/15/13                    $    394,252
-------------------------------------------------------------------------------------------
                                                                         $    394,252
-------------------------------------------------------------------------------------------

Hospitals -- 9.5%
-------------------------------------------------------------------------------------------
 NR          BBB+       $ 1,250      Berkeley, WV Building Commission
                                     (City Hospital), 6.50%, 11/1/22     $  1,306,075

 Baa1        BBB+           250      Princeton, WV (Community
                                     Hospital), 6.00%, 5/1/18                 253,478

 A1          NR             500      West Virginia HFA (Charleston
                                     Area Medical Center), 6.50%,
                                     9/1/16                                   530,135

 A1          NR           1,000      West Virginia HFA (Charleston
                                     Area Medical Center), 6.50%,
                                     9/1/23                                 1,055,980
-------------------------------------------------------------------------------------------
                                                                         $  3,145,668
-------------------------------------------------------------------------------------------

Housing -- 1.5%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $   500      West Virginia State Housing
                                     Development Fund, (AMT),
                                     5.70%, 11/1/17                      $    507,395
-------------------------------------------------------------------------------------------
                                                                         $    507,395
-------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 10.3%
-------------------------------------------------------------------------------------------
 NR          A-         $ 1,375      Jefferson, WV (Royal Venders,
                                     Inc.) (AMT), 5.90%, 8/1/04           $ 1,457,885

 Baa2        NR             300      Kanawha, WV (Union Carbide
                                     Chemicals and Plastics Co.)
                                     (AMT), 8.00%, 8/1/20                     326,691

 Baa3        BBB-           500      Puerto Rico Port Authority
                                     (American Airlines) (AMT), 6.25%,
                                     6/1/26                                   535,130

 NR          NR           1,000      Upshur, WV Solid Waste (TJI)
                                     (AMT), 7.00%, 7/15/25                  1,092,340
-------------------------------------------------------------------------------------------
                                                                         $  3,412,046
-------------------------------------------------------------------------------------------

Insured-Education -- 4.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      West Virginia State University
                                     (Marshall Library) (AMBAC),
                                     5.75%, 4/1/16                       $  1,042,350

 Aaa         AAA            550      West Virginia State University
                                     System (AMBAC), 6.00%, 4/1/12            587,851
-------------------------------------------------------------------------------------------
                                                                         $  1,630,201
-------------------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $   250      Commonwealth of Puerto Rico
                                     Electric Power Authority STRIPES
                                     (FSA), Variable Rate,7/1/03/(1)/    $    283,125

 Aaa         AAA            700      Marshall, WV PCR (Ohio Power
                                     Kammer Plant) (MBIA),
                                     5.45%, 7/1/14                            712,222
-------------------------------------------------------------------------------------------
                                                                         $    995,347
-------------------------------------------------------------------------------------------

Insured-General Obligations -- 3.6%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $   150      West Virginia (FGIC),
                                     5.25%, 11/1/26                      $    146,282

 Aaa         AAA          1,000      West Virginia (FGIC),
                                     5.75%, 11/1/21                         1,031,380
-------------------------------------------------------------------------------------------
                                                                         $  1,177,662
-------------------------------------------------------------------------------------------

                       See notes to financial statements

West Virginia Municipals Portfolio as of September 30, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------   Principal
                       Amount
            Standard   (000
Moody's     & Poor's   omitted)      Security                           Value
-------------------------------------------------------------------------------------------
Insured-Hospitals -- 12.1%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,300      West Virginia HFA (Cabell
                                     Huntington Hospital) (AMBAC),       $    1,391,429
                                     6.25%, 1/1/19

 Aaa         AAA            850      West Virginia HFA (Charleston
                                     Area Medical Center) (MBIA),
                                     5.75%, 9/1/13                              893,903

 Aaa         AAA          1,200      West Virginia HFA (Linked Bulls &
                                     Bears) (MBIA), 6.10%, 1/1/18             1,246,536

 Aaa         AAA            500      West Virginia HFA (University
                                     Hospital) (MBIA), 5.00%, 6/1/16            478,320
-------------------------------------------------------------------------------------------
                                                                         $    4,010,188
-------------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 1.6%
-------------------------------------------------------------------------------------------

 Aaa         AAA        $   500      West Virginia School Building
                                     Authority, (AMBAC), 5.60%, 7/1/17   $      513,040
-------------------------------------------------------------------------------------------
                                                                         $      513,040
-------------------------------------------------------------------------------------------

Insured-Transportation -- 2.2%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      West Virginia Parkways Economic
                                     Development and Tourism Authority
                                     (FGIC), 0.00%, 5/15/04              $      737,470
-------------------------------------------------------------------------------------------
                                                                         $      737,470
-------------------------------------------------------------------------------------------

Insured-Water and Sewer -- 22.9%
-------------------------------------------------------------------------------------------
 Aaa         AAA        $   250      Berkeley, WV Public Service
                                     District Sewer (MBIA), 5.75%,       $      258,445
                                     10/1/25

 Aaa         AAA            500      Crab Orchard, WV Public Service
                                     District, (AMBAC), 5.50%, 10/1/25          502,045

 Aaa         AAA            750      Greenbrier, WV Public Service
                                     District Sewer (MBIA), 5.625%,             764,483
                                     10/1/19

 Aaa         AAA          1,500      Parkersburg, WV Waterworks and
                                     Sewer (FSA), 5.80%, 9/1/19               1,557,720

 Aaa         AAA          2,000      West Virginia Water Development
                                     (Loan Program II) (FSA),
                                     5.25%, 11/1/35                           1,920,500

 Aaa         AAA            750      West Virginia Water Development
                                     (Loan Program II) (FSA),
                                     6.00%, 11/1/14                             806,460

 Aaa         AAA            500      West Virginia Water Development
                                     Authority (FSA), 5.00%, 11/1/21            479,045

 Aaa         AAA          1,280      Williamson, WV Waterworks and
                                     Sewage System (AMBAC),
                                     5.50%, 10/1/25                           1,285,235
-------------------------------------------------------------------------------------------
                                                                         $    7,573,933
-------------------------------------------------------------------------------------------

Nursing Homes -- 2.3%
-------------------------------------------------------------------------------------------
 NR          NR         $   745      Kanawha, WV (Beverly
                                     Enterprises), 7.25%, 11/1/04        $      774,666
-------------------------------------------------------------------------------------------
                                                                         $      774,666
-------------------------------------------------------------------------------------------

Solid Waste -- 6.1%
-------------------------------------------------------------------------------------------
 A2          A          $ 2,000      Braxton County, WV, (Weyerhaeuser
                                     Co.), (AMT), 5.80%, 6/1/27/(2)/     $    2,024,520
-------------------------------------------------------------------------------------------
                                                                         $    2,024,520
-------------------------------------------------------------------------------------------

Special Tax Revenue -- 1.6%
-------------------------------------------------------------------------------------------
 Baa1        A          $   500      Puerto Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/15                       $      514,570
-------------------------------------------------------------------------------------------
                                                                         $      514,570
-------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $31,140,565)                                       $   33,120,937
-------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1997, 48.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.5% to 5.4% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 1997


                                                 California            Florida         Massachusetts        Mississippi
                                                 Portfolio            Portfolio          Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                              $288,296,835        $462,068,417        $238,584,146        $ 19,751,773
   Unrealized appreciation                        37,235,739          31,954,789          23,291,554           2,027,684
-------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                   $325,532,574        $494,023,206        $261,875,700        $ 21,779,457
-------------------------------------------------------------------------------------------------------------------------------
Cash                                            $        387        $ 10,123,387        $  1,204,933        $        236
Receivable for investments sold                           --              95,053                  --              10,270
Interest receivable                                4,798,482           9,964,572           4,168,799             398,914
Receivable for daily variation
   margin on open financial futures
   contracts (Notes 1E and 6)                         43,656                  --              26,125               3,094
Deferred organization expenses (Note 1D)               3,299               3,413               2,001                 456
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $330,378,398        $514,209,631        $267,277,558        $ 22,192,427
-------------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased               $  1,820,052        $         --        $ 13,594,370        $         --
Demand note payable (Note 5)                       1,529,000                  --                  --              64,000
Payable to affiliate for Trustees'
   fees (Note 2)                                       4,365               5,363               3,867                  42
Accrued expenses                                      20,966               2,853               4,560               1,638
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               $  3,374,383        $      8,216        $ 13,602,797        $     65,680
-------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                        $327,004,015        $514,201,415        $253,674,761        $ 22,126,747
-------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals                $290,157,928        $482,246,626        $230,616,384        $ 20,126,676
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on the basis
   of identified cost)                            36,846,087          31,954,789          23,058,377           2,000,071
-------------------------------------------------------------------------------------------------------------------------------
Total                                           $327,004,015        $514,201,415        $253,674,761        $ 22,126,747
-------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of September 30, 1997


                                                    New York              Ohio             Rhode Island       West Virginia
                                                   Portfolio            Portfolio            Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------------
Assets
Investments --
    Identified cost                                $481,258,800        $252,173,553        $ 38,164,900        $ 31,140,565
    Unrealized appreciation                          43,589,617          16,933,967           2,084,251           1,980,372
----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                    $524,848,417        $269,107,520        $ 40,249,151        $ 33,120,937
----------------------------------------------------------------------------------------------------------------------------
Cash                                               $        488        $      1,062        $        861        $        618
Receivable for investments sold                          95,000                  --               5,000             970,596
Interest receivable                                   8,528,279           4,355,826             808,142             537,171
Receivable for daily variation margin on
    open financial futures contracts (Notes
    1E and 6)                                           110,000                  --               9,969               5,156
Deferred organization expenses (Note 1D)                  2,330               1,385                 472                 473
----------------------------------------------------------------------------------------------------------------------------
Total assets                                       $533,584,514        $273,465,793        $ 41,073,595        $ 34,634,951
----------------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                  $         --        $         --        $    106,000        $         --
Demand note payable (Note 5)                          5,940,000           2,157,000             749,000           1,127,000
Payable to affiliate for Trustees' fees
    (Note 2)                                              5,363               3,867                 416                 416
Accrued expenses                                         35,637              36,341                 530               4,540
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  $  5,981,000        $  2,197,208        $    855,946        $  1,131,956
----------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
    interest in Portfolio                          $527,603,514        $271,268,585        $ 40,217,649        $ 33,502,995
----------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                    $484,995,697        $254,334,618        $ 38,222,373        $ 31,556,928
Net unrealized appreciation of investments
    and financial futures contracts
    (computed on the basis of identified
    cost)                                            42,607,817          16,933,967           1,995,276           1,946,067
----------------------------------------------------------------------------------------------------------------------------
Total                                              $527,603,514        $271,268,585        $ 40,217,649        $ 33,502,995
----------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios  as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 1997


                                                           California          Florida        Massachusetts        Mississippi
                                                            Portfolio         Portfolio         Portfolio           Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------------------
Interest income                                            $21,773,352       $34,018,008        $16,713,453        $1,424,256
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                                    $21,773,352       $34,018,008        $16,713,453        $1,424,256
--------------------------------------------------------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                            $ 1,687,887       $ 2,593,352        $ 1,203,548        $   44,507
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                  17,418            21,370             15,444               521
Custodian fee (Note 1J)                                        164,950           202,095            135,200            17,504
Legal and accounting services                                   34,723            35,555             30,911            18,903
Bond pricing                                                        --                --                 --             4,975
Amortization of organization expenses (Note 1D)                  5,624             8,829              5,208               621
Miscellaneous                                                   50,049            52,923             42,327             4,397
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $ 1,960,651       $ 2,914,124        $ 1,432,638        $   91,428
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)                   $    47,105       $   202,095        $    38,619        $    3,402
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $    47,105       $   202,095        $    38,619        $    3,402
--------------------------------------------------------------------------------------------------------------------------------

Net expenses                                               $ 1,913,546       $ 2,712,029        $ 1,394,019        $   88,026
--------------------------------------------------------------------------------------------------------------------------------

Net investment income                                      $19,859,806       $31,305,979        $15,319,434        $1,336,230
--------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)        $ 8,284,752       $16,626,056        $ 5,018,545        $  387,066
    Financial futures contracts                             (2,978,632)       (8,832,503)        (2,898,402)         (203,661)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                           $ 5,306,120       $ 7,793,553        $ 2,120,143        $  183,405
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                    $11,238,457       $(2,727,363)       $ 6,730,261        $  717,894
    Financial futures contracts                                 21,385         1,417,470             75,551             1,160
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)       $11,259,842       $(1,309,893)       $ 6,805,812        $  719,054
    of investments
--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $16,565,962       $ 6,483,660        $ 8,925,955        $  902,459
--------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $36,425,768       $37,789,639        $24,245,389        $2,238,689
--------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended September 30, 1997


                                                           New York            Ohio             Rhode Island       West Virginia
                                                          Portfolio          Portfolio            Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------------------------------------------------------
Interest income                                           $ 34,720,613       $ 17,570,035       $  2,319,707       $  2,157,462
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                                   $ 34,720,613       $ 17,570,035       $  2,319,707       $  2,157,462

Expenses
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                           $  2,603,611       $  1,272,425       $     96,316       $     86,026
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                  21,370             15,442              1,647              1,647
Custodian fee (Note 1J)                                        194,391            126,756             17,375             22,696
Legal and accounting services                                   38,819             30,152             19,679             18,589
Amortization of organization expenses (Note 1D)                  6,278              3,960                635                631
Registration fees                                                   --                 --                300                 --
Interest expense (Note 5)                                      318,274            104,537              8,764              8,471
Miscellaneous                                                   20,343             25,863             10,559              4,884
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $  3,203,086       $  1,579,135       $    155,275       $    142,944
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1J)                  $         --       $     21,642       $     16,782       $      9,225
    Reduction of investment adviser fee(Note 2)                     --                 --             47,940                 --
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                  $         --       $     21,642       $     64,722       $      9,225
--------------------------------------------------------------------------------------------------------------------------------

Net expenses                                              $  3,203,086       $  1,557,493       $     90,553       $    133,719
--------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $ 31,517,527       $ 16,012,542       $  2,229,154       $  2,023,743
--------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $ 12,743,465       $  5,784,752       $    329,660       $    455,903
    Financial futures contracts                             (2,876,191)        (1,882,739)          (245,373)          (487,515)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   $  9,867,274       $  3,902,013       $     84,287       $    (31,612)
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                   $  9,286,173       $  4,176,029       $  1,327,444       $  1,270,693
    Financial futures contracts                               (622,360)           484,361            (55,732)            51,559
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                         $  8,663,813       $  4,660,390       $  1,271,712       $  1,322,252
--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $ 18,531,087       $  8,562,403       $  1,355,999       $  1,290,640
--------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 50,048,614       $ 24,574,945       $  3,585,153       $  3,314,383
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997


Increase (Decrease) in Net Assets                 California           Florida            Massachusetts           Mississippi
                                                   Portfolio          Portfolio             Portfolio              Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                        $ 19,859,806       $  31,305,979         $  15,319,434          $  1,336,230
    Net realized gain on investments                5,306,120           7,793,553             2,120,143               183,405
    Net change in unrealized appreciation
        (depreciation) of investments              11,259,842          (1,309,893)            6,805,812               719,054
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $ 36,425,768       $  37,789,639         $  24,245,389          $  2,238,689
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                $ 16,666,266       $  35,743,906         $  12,526,247          $  1,197,391
    Withdrawals                                   (96,678,214)       (183,706,131)          (64,226,111)           (6,588,894)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                 $(80,011,948)      $(147,962,225)        $ (51,699,864)         $ (5,391,503)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                       $(43,586,180)      $(110,172,586)        $ (27,454,475)         $ (3,152,814)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                             $370,590,195       $ 624,374,001         $ 281,129,236          $ 25,279,561
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                   $327,004,015       $ 514,201,415         $ 253,674,761          $ 22,126,747
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1997


                                                     New York          Ohio             Rhode Island        West Virginia
Increase (Decrease) in Net Assets                    Portfolio         Portfolio        Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                          $  31,517,527      $ 16,012,542       $ 2,229,154        $  2,023,743
    Net realized gain (loss) on investments            9,867,274         3,902,013            84,287             (31,612)
    Net change in unrealized appreciation of
        investments                                    8,663,813         4,660,390         1,271,712           1,322,252
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $  50,048,614      $ 24,574,945       $ 3,585,153        $  3,314,383
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                  $  25,819,897      $ 10,983,777       $ 4,387,108        $  1,406,737
    Withdrawals                                     (152,794,517)      (56,960,953)       (9,921,791)        (10,718,916)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                   $(126,974,620)     $(45,977,176)      $(5,534,683)       $ (9,312,179)
-------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                         $ (76,926,006)     $(21,402,231)      $(1,949,530)       $ (5,997,796)
-------------------------------------------------------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------------------------------------------------------
At beginning of year                               $ 604,529,520      $292,670,816       $42,167,179        $ 39,500,791
-------------------------------------------------------------------------------------------------------------------------
At end of year                                     $ 527,603,514      $271,268,585       $40,217,649        $ 33,502,995
-------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                  California       Florida          Massachusetts      Mississippi
Increase (Decrease) in Net Assets                 Portfolio        Portfolio        Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                         $ 23,204,844     $  38,410,360     $ 16,966,016       $  1,582,970
    Net realized gain on investments                 4,542,939         5,705,251        3,096,278            306,294
    Change in unrealized appreciation
        (depreciation) of investments                1,456,651          (543,323)      (1,167,330)           146,094
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations        $ 29,204,434     $  43,572,288     $ 18,894,964       $  2,035,358
------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                 $ 20,317,562     $  35,149,563     $ 16,336,133       $  1,623,996
    Withdrawals                                    (89,601,939)     (166,550,986)     (56,272,108)        (7,372,753)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                  $(69,284,377)    $(131,401,423)    $(39,935,975)      $ (5,748,757)
------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                        $(40,079,943)    $ (87,829,135)    $(21,041,011)      $ (3,713,399)
------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                              $410,670,138     $ 712,203,136     $302,170,247       $ 28,992,960
------------------------------------------------------------------------------------------------------------------------
At end of year                                    $370,590,195     $ 624,374,001     $281,129,236       $ 25,279,561
------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                     New York         Ohio                 Rhode Island        West Virginia
Increase (Decrease) in Net Assets                    Portfolio        Portfolio            Portfolio           Portfolio
--------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                            $ 35,862,171     $  17,538,829        $  2,430,974        $   2,162,188
    Net realized gain (loss) on investments             4,055,362         2,125,592            (126,962)            (127,774)
    Net change in unrealized appreciation of
        investments                                     2,603,892           281,886             709,572              798,750
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $ 42,521,425     $  19,946,307        $  3,013,584        $   2,833,164
--------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                    $ 36,583,799     $  11,748,362        $  5,557,065        $   3,463,423
    Withdrawals                                      (127,312,013)      (58,040,501)         (9,309,437)          (7,630,857)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                     $(90,728,214)    $ (46,292,139)       $ (3,752,372)       $  (4,167,434)
--------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                           $(48,206,789)    $ (26,345,832)       $   (738,788)       $  (1,334,270)
--------------------------------------------------------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                 $ 652,736,309    $ 319,016,648        $ 42,905,967        $  40,835,061
--------------------------------------------------------------------------------------------------------------------------------
At end of year                                       $ 604,529,520    $ 292,670,816        $ 42,167,179        $  39,500,791
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                         California Portfolio
                                 ------------------------------------------------------------
                                                  Year Ended
                                 ------------------------------------------------------------
                                                 September 30,                     March 31,
---------------------------------------------------------------------------------------------
                                     1997        1996        1995       1994***     1994**
---------------------------------------------------------------------------------------------
Ratios to average
daily net assets
---------------------------------------------------------------------------------------------
Net expenses/(1)/                    0.57%       0.57%       0.59%       0.57%+      0.55%+
Net expenses, after
    custodian fee reduction          0.56%       0.56%       0.58%         --          --
Net investment income                5.76%       5.93%       6.22%       6.09%+      5.72%+
Portfolio Turnover                     12%         14%         58%         40%         91%
---------------------------------------------------------------------------------------------

Net assets, end of period
    (000s omitted)               $327,004    $370,590    $410,763    $445,131    $467,259
---------------------------------------------------------------------------------------------




                                                        Florida Portfolio
                                  ------------------------------------------------------------
                                                            Year Ended
                                  ------------------------------------------------------------
                                                          September 30,
----------------------------------------------------------------------------------------------
                                      1997        1996        1995        1994        1993*
----------------------------------------------------------------------------------------------
Ratios to average
daily net assets
---------------------------------------------------------------------------------------------
Net expenses/(1)/                     0.52%       0.52%       0.55%       0.48%        0.47%+
Net expenses, after
    custodian fee reduction           0.48%       0.49%       0.52%         --           --
Net investment income                 5.53%       5.67%       5.94%       5.65%        5.53%+
Portfolio Turnover                      54%         51%         61%         57%          55%
---------------------------------------------------------------------------------------------

Net assets, end of period
    (000s omitted)                $ 514,201   $624,374    $712,203    $772,123     $772,422
---------------------------------------------------------------------------------------------

+      Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, May 3, 1993, to March 31, 1994.
*** For the six months ended September 30, 1994. The Portfolio changed its fiscal year from March 31 to September 30, effective September 30, 1994.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                Massachusetts Portfolio                          Mississippi Portfolio
                                   ----------------------------------------------   ------------------------------------------------
                                                Year Ended September 30,                        Year Ended September 30,
                                   ----------------------------------------------   ------------------------------------------------
                                   1997      1996      1995      1994       1993*     1997     1996      1995     1994     1993**
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets++
------------------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                  0.53%     0.55%     0.56%      0.51%      0.49%+   0.38%     0.29%    0.27%     0.05%    0.00%+
Net expenses, after
     custodian fee reduction       0.52%     0.54%     0.53%        --         --     0.37%     0.26%    0.23%       --       --
Net investment income              5.75%     5.77%     6.00%      5.74%      5.72%+   5.59%     5.77%    5.97%     5.67%    4.49%+
Portfolio Turnover                   35%       51%       87%        53%        38%       6%       12%      52%       38%      11%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
    (000s  omitted)            $253,675  $281,129  $302,170   $308,540   $290,613  $22,127   $25,280  $28,993   $29,477  $11,233
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Mississippi Portfolio reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                                   0.40%    0.39%     0.32%    0.25%+
Expenses, after custodian fee reduction                                                         0.37%    0.35%       --       --
Net investment income                                                                           5.66%    5.85%     5.40%    4.24%+
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
**    For the period from the start of business, June 11, 1993, to September
      30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                             New York Portfolio
                                        ----------------------------------------------------------
                                                          Year Ended September 30,
                                        ----------------------------------------------------------
                                            1997         1996       1995        1994        1993**
--------------------------------------------------------------------------------------------------
Ratios to average
daily net assets
--------------------------------------------------------------------------------------------------
Net expenses/(1)/                           0.57%       0.52%       0.54%       0.48%       0.48%+
Net expenses, after
     custodian fee reduction                0.57%       0.49%       0.51%        --          --
Net investment income                       5.60%       5.64%       5.97%       5.70%       5.64%+
Portfolio Turnover                            44%         47%         55%         47%         37%
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s
     omitted)                           $527,604    $604,530    $652,736    $655,647    $648,807
--------------------------------------------------------------------------------------------------


                                                               Ohio Portfolio
                                        -----------------------------------------------------------
                                                          Year Ended September 30,
                                        -----------------------------------------------------------
                                             1997        1996        1995        1994        1993*
---------------------------------------------------------------------------------------------------
Ratios to average
daily net assets
--------------------------------------------------------------------------------------------------
Net expenses/(1)/                           0.56%       0.57%        0.57%       0.51%       0.49%+
Net expenses, after
     custodian fee reduction                0.55%       0.56%        0.55%        --          --
Net investment income                       5.70%       5.69%        5.80%       5.61%       5.61%+
Portfolio Turnover                            30%         35%          51%         31%         24%
Net assets, end of period (000s
     omitted)                           $271,269    $292,671     $319,017    $324,412    $298,092
--------------------------------------------------------------------------------------------------

+      Annualized.
* For the period from the start of business, February 1, 1993, to September 30, 1993.
** For the period from the start of business, June 11, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolios to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                  Rhode Island Portfolio
                                                  --------------------------------------------------------
                                                                 Year Ended September 30,
                                                  --------------------------------------------------------
                                                     1997       1996       1995        1994        1993*
----------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets+++
----------------------------------------------------------------------------------------------------------
Net expenses (1)                                     0.27%      0.27%      0.29%      0.12%       0.00%+
Net expenses, after
     custodian fee reduction                         0.23%      0.24%      0.25%       --          --
Net investment income                                5.54%      5.69%      5.96%      5.64%       4.86%+
Portfolio Turnover                                     39%        25%        42%        42%         23%
----------------------------------------------------------------------------------------------------------

Net assets, end of period (000s omitted)          $40,218    $42,167    $42,906    $38,120     $16,981
----------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses (1)                                         0.39%      0.40%      0.41%      0.33%       0.26%+
Expenses after custodian fee reduction               0.35%      0.37%      0.37%       --          --
Net investment income                                5.42%      5.56%      5.84%      5.43%       4.60%+
----------------------------------------------------------------------------------------------------------
                                                                    West Virginia Portfolio
                                                  -------------------------------------------------------
                                                                    Year Ended September 30,
                                                  -------------------------------------------------------
                                                    1997       1996       1995        1994       1993**
---------------------------------------------------------------------------------------------------------
Ratios to average
daily net assets+++
----------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                     0.38%      0.42%      0.31%      0.10%      0.00%+
Net expenses, after
     custodian fee reduction                          0.36%      0.38%      0.29%       --         --
Net investment income                                 5.44%      5.41%      5.81%      5.52%      4.50%+
Portfolio Turnover                                      24%        43%        19%        39%        19%
----------------------------------------------------------------------------------------------------------

Net assets, end of period (000s omitted)          $ 33,503    $39,501    $40,835    $40,473    $24,760
----------------------------------------------------------------------------------------------------------
+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment
    Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses (1)                                                                0.39%      0.33%      0.21%+
Expenses after custodian fee reduction                                      0.37%        --         --
Net investment income                                                       5.73%      5.29%      4.30%+
----------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, June 11, 1993, to September 30, 1993.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended September 30, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolios to increase their expense ratios by the effect of any expense offset arrangements with their service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
--------------------------------------------------------------------------------
   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for Federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   H Other -- Investment transactions are accounted for on a trade date basis.

   I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expenses in the statements of operations.


 2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1997, each Portfolio paid advisory fees as follows:


   Portfolio                              Amount                Effective Rate*
   -----------------------------------------------------------------------------
   California                             $ 1,687,887                     0.49%

   Florida                                  2,593,352                     0.46%

   Massachusetts                            1,203,548                     0.45%

   Mississippi                                 44,507                     0.19%

   New York                                 2,603,611                     0.46%

   Ohio                                     1,272,425                     0.45%

   Rhode Island                                96,316                     0.12%

   West Virginia                               86,026                     0.23%


   * Advisory fees paid as a percentage of average daily net assets.

   To enhance the net income of the Rhode Island Portfolio, BMR made a reduction of its fee in the amount of $47,940. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1997, no significant amounts have been deferred.

EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


 3 Investments
--------------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 1997 were as follows:


   California Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $   42,098,487
   Sales                                                     101,434,811

   Florida Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $  292,725,029
   Sales                                                     409,405,531

   Massachusetts Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $   91,051,927
   Sales                                                     118,236,663

   Mississippi Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $    1,398,895
   Sales                                                       5,900,535

   New York Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $  247,761,203
   Sales                                                     339,715,460

   Ohio Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $   82,801,321
   Sales                                                     108,948,062

   Rhode Island Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $   15,377,491
   Sales                                                      17,904,376


   West Virginia Portfolio
   ---------------------------------------------------------------------
   Purchases                                              $    8,624,072
   Sales                                                      15,389,791


4 Federal Income Tax Basis of Investments
-------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1997, as computed on a federal income tax basis, are as follows:


   California Portfolio
   ---------------------------------------------------------------------
   Aggregate Cost                                         $  288,296,835
   ---------------------------------------------------------------------
   Gross unrealized appreciation                          $   37,425,099
   Gross unrealized depreciation                                (189,360)
   ---------------------------------------------------------------------

   Net unrealized appreciation                            $   37,235,739
   ---------------------------------------------------------------------

   Florida Portfolio
   ---------------------------------------------------------------------
   Aggregate Cost                                         $  462,068,417
   ---------------------------------------------------------------------
   Gross unrealized appreciation                          $   31,954,789
   Gross unrealized depreciation                                     --
   ---------------------------------------------------------------------

   Net unrealized appreciation                            $   31,954,789
   ---------------------------------------------------------------------

   Massachusetts Portfolio
   Aggregate Cost                                         $  238,584,146
   ---------------------------------------------------------------------
   Gross unrealized appreciation                          $   23,368,596
   Gross unrealized depreciation                                 (77,042)
   ---------------------------------------------------------------------

   Net unrealized appreciation                            $   23,291,554
   ---------------------------------------------------------------------

   Mississippi Portfolio
   ---------------------------------------------------------------------
   Aggregate Cost                                         $   19,751,773
   ---------------------------------------------------------------------
   Gross unrealized appreciation                          $    2,027,684
   Gross unrealized depreciation                                     --
   ---------------------------------------------------------------------

   Net unrealized appreciation                            $    2,027,684
   ---------------------------------------------------------------------

   New York Portfolio
   ---------------------------------------------------------------------
   Aggregate Cost                                         $  481,331,084
   ---------------------------------------------------------------------
   Gross unrealized appreciation                          $   43,779,548
   Gross unrealized depreciation                                (262,215)
   ---------------------------------------------------------------------

   Net unrealized appreciation                            $   43,517,333
   ---------------------------------------------------------------------


EV Municipals Portfolios as of September 30, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


      Ohio Portfolio
      ----------------------------------------------------------------------
      Aggregate Cost                                      $  252,173,553
      ----------------------------------------------------------------------
      Gross unrealized appreciation                       $   16,933,967
      Gross unrealized depreciation                                   --
      ----------------------------------------------------------------------

      Net unrealized appreciation                         $   16,933,967
      ----------------------------------------------------------------------

      Rhode Island Portfolio
      ----------------------------------------------------------------------
      Aggregate Cost                                      $   38,164,900
      ----------------------------------------------------------------------
      Gross unrealized appreciation                       $    2,093,874
      Gross unrealized depreciation                               (9,623)
      ----------------------------------------------------------------------

      Net unrealized appreciation                         $    2,084,251
      ----------------------------------------------------------------------

      West Virginia Portfolio
      ----------------------------------------------------------------------
      Aggregate Cost                                      $   31,140,556
      ----------------------------------------------------------------------
      Gross unrealized appreciation                       $    1,980,371
      Gross unrealized depreciation                                   --
      ----------------------------------------------------------------------

      Net unrealized appreciation                         $    1,980,371
      ----------------------------------------------------------------------


5   Line of Credit
-------------------------------------------------------------------------------
    The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. The portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At September 30, 1997, the California Portfolio, Mississippi Portfolio, New York Portfolio, Ohio Portfolio, Rhode Island Portfolio, and West Virginia Portfolio had a balance outstanding pursuant to this line of credit of $1,529,000, $64,000, $5,940,000, $2,157,000, $749,000 and $1,127,000
    respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 1997.


6   Financial Instruments
-------------------------------------------------------------------------------
    The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

    The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

    A summary of obligations under these financial instruments at September 30, 1997, is as follows:


                      Futures
                      Contracts                                           Net
                      Expiration                                          Unrealized
      Portfolio       Date            Contracts              Position     Depreciation
      --------------------------------------------------------------------------------------
      California      12/97           127 US Treasury Bonds  Short          $(389,652)
      --------------------------------------------------------------------------------------
      Massachusetts   12/97           76 US Treasury Bonds   Short           (233,177)
      --------------------------------------------------------------------------------------
      Mississippi     12/97            9 US Treasury Bonds   Short            (27,613)
      --------------------------------------------------------------------------------------
      New York        12/97          320 US Treasury Bonds   Short           (981,800)
      --------------------------------------------------------------------------------------
      Rhode Island    12/97           29 US Treasury Bonds   Short            (88,975)
      --------------------------------------------------------------------------------------
      West Virginia   12/97           15 US Treasury Bonds   Short            (34,305)
      --------------------------------------------------------------------------------------


     At September 30, 1997 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolios as of September 30, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of the California Municipals Portfolio, Florida
Municipals Portfolio, Massachusetts Municipals
Portfolio, Mississippi Municipals Portfolio, New
York Municipals Portfolio, Ohio Municipals
Portfolio, Rhode Island Municipals Portfolio, and
West Virginia Municipals Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio as of September 30, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996 and the supplementary data for each of the years in the five-year period ended September 30, 1997. (For the California Municipals Portfolio, the supplementary data is for each of the years in the four-year period ended September 30, 1997 and the period from the start of business, May 3, 1993, to March 31, 1994). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial positions of the California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, Rhode Island Municipals Portfolio, and West Virginia Municipals Portfolio at September 30, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated period, in conformity with generally accepted accounting principles.

                                       DELOITTE & TOUCHE LLP
                                       Boston, Massachusetts
                                       November 7, 1997

EV Traditional Municipals Funds  as of September 30, 1997

INVESTMENT MANAGEMENT


EV Traditional Municipals Funds

     Officers
     Thomas J. Fetter
     President

     James B. Hawkes
     Vice President and Trustee

     Robert B. MacIntosh
     Vice President

     James L. O'Connor
     Treasurer

     Alan R. Dynner
     Secretary


     Independent Trustees
     Donald R. Dwight
     President, Dwight Partners, Inc.
     Chairman, Newspapers of New England, Inc.

     Samuel L. Hayes, III
     Jacob H. Schiff Professor of Investment
     Banking, Harvard University Graduate School of
     Business Administration

     Norton H. Reamer
     President and Director, United Asset
     Management Corporation

     John L. Thorndike
     Formerly Director, Fiduciary Company Incorporated

     Jack L. Treynor
     Investment Adviser and Consultant



Municipals Portfolios

     Officers
     Thomas J. Fetter
     President and Portfolio
     Manager of Florida and Ohio
     Municipals Portfolios

     James B. Hawkes
     Vice President and Trustee

     Robert B. MacIntosh
     Vice President and Portfolio
     Manager of Massachusetts
     Municipals Portfolio

     Nicole Anderes
     Vice President and Portfolio
     Manager of New York
     and Rhode Island
     Municipals Portfolios

     Timothy T. Browse
     Vice President and Portfolio
     Manager of West Virginia
     Municipals Portfolio

     Cynthia J. Clemson
     Vice President and Portfolio
     Manager of California and
     Mississippi Municipals Portfolio

     James L. O'Connor
     Treasurer

     Alan R. Dynner
     Secretary


     Independent Trustees
     Donald R. Dwight
     President, Dwight Partners, Inc.
     Chairman, Newspapers of New England, Inc.

     Samuel L. Hayes, III
     Jacob H. Schiff Professor of Investment
     Banking, Harvard University Graduate School of
     Business Administration

     Norton H. Reamer
     President and Director, United Asset
     Management Corporation

     John L. Thorndike
     Formerly Director, Fiduciary Company Incorporated

     Jack L. Treynor
     Investment Adviser and Consultant

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

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

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

Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110


Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   T-8CSRC-12/97